LOAN AGREEMENT


     This LOAN AGREEMENT dated as of December 11, 1998, between the undersigned borrowers listed on the signature pages hereto (collectively, "Borrower"), and SERVICO WINDSOR, INC., listed on the signature pages hereto as "Canadian Guarantor" ("Canadian Guarantor") each having its principal place of business c/o Lodgian, Inc., 3445 Peachtree Road, N.E., Two Live Oak Center, Suite 700, Atlanta, Georgia 30326, and SECORE FINANCIAL CORPORATION, a Pennsylvania corporation, having an address at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, individually and as Agent for one or more Co-Lenders and successors ("Lender").


                              W I T N E S S E T H:

     WHEREAS, Lender is concurrently herewith making a loan to Borrower in the original principal amount of $265,000,000 (the "Loan") secured by a mortgage lien on, and security interest in, Owner's interest in and to the real and personal property comprising the hotels listed on the attached Schedule A;

     WHEREAS, the Loan is evidenced by the Note (defined below) and secured by, among other things, (i) those certain instruments titled Mortgage, Deed of Trust, Assignment of Leases and Rents and Security Agreement, each dated as of the date hereof from each of the parties constituting Borrower (other than Servico New York, Inc.) to Lender, which encumber the Mortgage Property except the Clarion Property (defined in Section 72) and the Mortgaged Property described on Schedule A attached hereto as Property No. 88 (the "Canadian Property"), (ii) the Clarion Mortgage (defined in Section 72) by Servico New York, Inc. which encumbers the Clarion Property, and (iii) that certain debenture dated the date hereof by Canadian Guarantor (defined below) (the "Canadian Mortgage"), which encumbers the Canadian Property (as such instruments in (i), (ii) and (iii) may be subsequently amended, restated, severed and modified,  individually  or  collectively,  as  the  context  may  require,  the
"Mortgage"; the Note, the Mortgage, this Agreement, the Guaranty, the Environmental Agreement, the Canadian Loan Documents (defined below) and all other documents executed or delivered in connection with the Loan, collectively, the "Loan Documents"); and

     WHEREAS,  Lender and Owner have agreed to enter into this Loan Agreement to
memorialize   their   understanding   regarding  their  respective   rights  and
obligations in respect of the Loan.

     NOW, THEREFORE, in consideration of the making of the Loan and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

     1. DEFINED TERMS

     The following terms shall have the following meanings:

     (a) "Access Laws" has the meaning set forth in Section 39 hereof.

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     (b) "Accounts Receivable" shall mean all right, title and interest of Owner arising from the operation of the Land and the Improvements in and to all payments for goods or property sold or leased or for services rendered, whether or not yet earned by performance, and not evidenced by an instrument or chattel paper (hereinafter referred to as "Accounts Receivable") including, without limiting the generality of the foregoing, (i) all accounts, contract rights, book debts, and notes arising from the operation of a hotel on the Land and the Improvements or arising from the sale, lease or exchange of goods or other property and/or the performance of services, (ii) Owner's rights to payment from any consumer credit/charge card organization or entities which sponsor and administer such cards as the American Express Card, the Visa Card and the MasterCard, (iii) Owner's rights in, to and under all purchase orders for goods, services or other property, (iv) Owner's rights to any goods, services or other property represented by any of the foregoing, (v) monies due to or to become due to Owner under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of Owner) and (vi) all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing. Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom.

     (c) "Additional Interest" shall have the meaning set forth in Section 72 hereof.

     (d) "Affiliate" shall mean, with reference to a specified Person, any Person that directly or indirectly through one or more intermediaries Controls or is Controlled by or is under common Control with the specified Person and any subsidiaries (including consolidated subsidiaries) of such specified Person.

     (e) "Agent" shall have the meaning set forth in Subsection 71(b)(iv) hereof.

     (f) "Aggregate Debt Service Coverage Ratio" shall mean the ratio of (a) the sum of NOI (defined below) derived from the operation of each of the Mortgaged Properties, including Rents and Accounts Receivable, other than the Release Premises (if the calculation is being made in connection with a Property Release) and any Mortgaged Property which has, prior to any particular Property Release, been theretofore released, during the applicable period, to (b) the total Debt Service (defined below) that would be payable under the Note for the applicable period. For purposes of this calculation, "Debt Service" shall mean, for any given period during the term of the Loan, an amount equal to the aggregate amount of interest payable outstanding on the Loan for such period assuming an interest rate equal to the greater of (i) 8.85% per annum or (ii) the Applicable Interest Rate (as defined in the Note), together with any Additional Interest (defined in Section 72), but excluding the Exit Fee. Notwithstanding the foregoing, the Aggregate Debt Service Coverage Ratio for Mortgaged Properties owned for less than twelve (12) months as of the date of the calculation shall be calculated on an annualized basis based on the basis of the calendar month which is two (2) months immediately preceding the calculation date."

     (g) "Allocated Loan Amount" shall have the meaning with respect to each Mortgaged Property as set forth on Schedule A.

     (h) "Asbestos" has the meaning set forth in Section 36 hereof.

     (i) "Assignment" has the meaning set forth in Section 2 hereof.

     (j) "Borrower" has the meaning set forth in the preamble to this Agreement.

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     (k) "Canadian Guarantee" means that certain guarantee of even date herewith by the Canadian Guarantor to the Lender.

     (l) "Canadian Guarantor" has the meaning set forth in the preamble of this Agreement.

     (m) "Canadian Loan Documents" shall mean the Canadian Mortgage, the debenture pledge agreement dated the date hereof between Canadian Guarantor and Lender, and the guaranty dated the date hereof by Canadian Guarantor to Lender and all other documents executed or delivered in connection with the Canadian Guarantee.

     (n) "Canadian Mortgage" has the meaning set forth in the Recitals of this Agreement.

     (o) "Canadian Property" has the meaning set forth in the Recitals of this Agreement.

     (p)  "Change  in  Law"  shall  have  the  meaning  provided  in  Subsection
71(j)(ii).


     (q) "Co-Lender" shall have the meaning set forth in Subsection 71(b)(v) hereof.

     (r) "Collateral" has the meaning set forth in Section 29 hereof.

     (s) "Condemnation" has the meaning set forth in Section 8 hereof.

     (t) "Control" shall mean in (a) in the case of a corporation, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all the voting stock (exclusive of stock which is voting only as required by applicable law or in the event of nonpayment of dividends and pays dividends only on a nonparticipating basis at a fixed or floating rate), and (b) in the case of any other entity, ownership, directly or through ownership of other entities, of at least ten percent (10%) of all of the beneficial equity interests therein (calculated by a method that excludes from equity interests, ownership interests that are nonvoting (except as required by applicable law or in the event of nonpayment of dividends or distributions) and pay dividends or distributions only on a non-participating basis at a fixed or floating rate) or, in any case, (c) the power directly or indirectly, to direct or control, or cause the direction of, the management policies of another Person, whether through the ownership of voting securities, general partnership interests, common directors, trustees, officers by contract or otherwise. The terms "controlled" and "controlling" shall have meanings correlative to the foregoing definition of "Control."

     (u) "Debt" means the outstanding principal balance of the Note from time to time, with all accrued and unpaid interest thereon, the Exit Fee (defined in the Note), the Extension Fee (defined in the Note) the Breakage Costs (as defined in the Note), if any, and all other sums now or hereafter due under the Loan Documents.

     (v) "Default Rate" means the rate of interest payable from and after the occurrence of an Event of Default, as more particularly described in the Note; provided, however, that with respect to an Event of Default of the type described in Section 24(a), such rate of interest shall apply from and after the date on which any such payment is due, without any period of grace or cure, as more particularly described in the Note.

     (w) "Domestic Lending Office" shall mean the office set forth in the Preamble for

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Lender,  individually  and as Agent for the Co-Lenders,  or such other office as may be designated from time to time by written notice to Owner.

     (x) "Eligible Account" shall mean an account that is (i) maintained with an Eligible Institution; (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company with trust powers acting in its fiduciary capacity, which in the case of any state chartered depository institution or trust company is subject to regulations or has established internal guidelines regarding fiduciary funds on deposit substantially similar to federal requirements; or (iii) such other account as is reasonably acceptable to Lender, provided that Lender receives written confirmation by the Rating Agencies that the selection of such account shall not result in a downgrade, withdrawal or qualification of the ratings then assigned to the Securities.

     (y) "Eligible Institution" shall mean a depository institution or trust company the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of which) have been rated by the Rating Agencies in a rating category of not less than A+ or Aa3, as applicable, or the short-term deposits or commercial paper of which are rated in a rating category of not less than A-1 or P1, as applicable, at the time of any deposit therein.

     (z) Eligible Investment" shall have the meaning set forth in Section 7 hereof.

     (aa) "Environmental Agreement" has the meaning set forth in Section 2 hereof.

     (bb) "Environmental Laws" has the meaning set forth in the Environmental Agreement.

     (cc) "Equipment" means all machinery, furnishings, equipment, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor (including, without limitation, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, clock radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washer and dryers), other customary hotel equipment and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Owner, or in which Owner has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Owner, or in which Owner has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation, enjoyment and occupancy of the

Premises and the Improvements.

     (dd) "ERISA" has the meaning set forth in Section 40 hereof.

     (ee) "Eurodollar Lending Office" shall mean the office of Agent (or any Co-Lender) designated as such by Agent from time to time by written notice to Owner.

     (ff) "Event of Default" has the meaning set forth in Section 24 hereof.

     (gg) "Exit Fee" shall have the meaning set forth in the Note.

     (hh) "Expenses" shall mean, with respect to any Mortgaged Property, for any given period (and shall include the pro rata portion for such period of all such expenses attributable to, but not paid during, such period), all expenses as determined in accordance with the Uniform System of Accounts, by Borrower during that period in connection with the operation of such Mortgaged Property for which it is to be determined, including without limitation:

          A. expenses for cleaning, repair, maintenance, decoration and painting of the Mortgaged Property (including, without limitation, parking lots and roadways), net of any insurance proceeds in respect of any of the foregoing;

          B. wages (including overtime payments), benefits, payroll taxes and all other related expenses for Owner's on-site personnel, up to and including (but not above) the level of the on-site manager, engaged in the repair, operation and maintenance of the Mortgaged Property and service to tenants and on-site personnel engaged in audit and accounting functions performed by Owner;

          C. management fees equal to the greater of (i) the management fee pursuant to the Management Agreement and (ii) four percent (4%) of Gross Income. Such fees shall include all fees for management services whether such services are performed at such Mortgaged Property or off-site;

          D. franchise fees, reservation fees and other royalties or similar payments equal to the greater of (i) such fees and payments due under the Franchise Agreement and (ii) four percent (4%) of room revenues (exclusive of franchisee's share of costs for registration and advertising systems);

          E. the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and the cost of building and cleaning supplies;

          F. the cost of any leasing commissions and tenant concessions and improvements payable by Owner pursuant to any Leases which are in effect for such Mortgaged Property during such period as such amounts are recognized in accordance with the Uniform System of Accounts; provided, however, that in no event less than on a straight line basis during the remaining respective base term (excluding extension, renewal or other option);

          G. Insurance Premiums;

          H. legal, accounting and other professional fees and expenses;

          I. the cost of all equipment to be used in the ordinary course of business, which is not capitalized in accordance with the Uniform System of Accounts;

          J. Taxes and Other Charges, including, without limitation, the Ground Rent;

          K. advertising and other marketing costs and expenses;

          L. casualty losses to the extent not reimbursed by a third party;

          M. all amounts that are reserved for hereunder and under the Mortgage, including those funds which are deposited into the FF&E Replacement Reserve
Account or would be required to be deposited in the FF&E Replacement Reserve Account in the event the FF&E Replacement Reserve Account is not yet established; and

          N. a furniture, fixtures and equipment reserve equal to the greater of
(i) such reserves required under the Management Agreement and the Franchise Agreement and (ii) five percent (5%) of Gross Income, to the extent such amounts are not duplicative of the amounts set forth in clause (M) above.

          Notwithstanding   the  foregoing,   Expenses  shall  not  include  (i)
depreciation or amortization or any other non-cash item of expense unless approved by Lender; (ii) interest, principal, fees, costs and expense reimbursements of Lender in administering the Loan but not in exercising any of its rights under this Agreement or the other Loan Documents; or (iii) any expenditure (other than leasing commissions, tenant concessions and improvements and replacement reserves) which is properly treatable as a capital item under the Uniform System of Accounts.

     (ii)  "FF&E  Replacement  Reserve  Account"  has the  meaning  set forth in
Section 7 hereof.

     (jj) "FF&E Replacement Reserve Fund" has the meaning set forth in Section 7 hereof.

     (kk) "Franchise Agreement" means, collectively, the franchise agreements set forth on Schedule A hereto pursuant to which Owner has the right to operate the hotel located on the Mortgaged Property under a name and/or hotel system controlled by such franchisor.

     (ll) "Franchisor" means, for each of the individual hotels comprising the Mortgaged Property, the franchisor under the respective Franchise Agreement.

     (mm) "Gross Income" means The term "Gross Income" as used herein shall mean with respect to any Mortgaged Property for any given period the gross income derived from the operation of such Mortgaged Property for such period, including Rents and Accounts Receivable.

     (nn) "Ground Lease" shall mean with respect to any Mortgaged Property in which Owner owns a leasehold interest, the Ground Lease described in the applicable Mortgage.

     (oo) "Ground Rent" shall mean all ground rent and other charges due pursuant to a Ground Lease with respect to any Mortgaged Property.

     (pp) "Guarantor" means Servico, Inc., Lodgian, Inc., Servico Operations Corporation, Sharon Motel Enterprises, KDS Corporation, AMIOP Acquisition Corp., Servico Acquisition Corp. and Palm Beach Motel Enterprises, Inc., collectively as guarantors, under the Guaranty and any other guarantor of all or any part of the Debt.

     (qq) "Guaranty" means that certain guaranty of even date herewith by the Guarantor to Lender.

     (rr) "Hazardous Substances" has the meaning set forth in the Environmental Agreement.

     (ss) "Improvements" means the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Premises.

     (tt) "Insurance Premiums" has the meaning set forth in Section 4(d) hereof.

     (uu) "Insured Casualty" has the meaning set forth in Section 4(e)(ii) hereof.

     (vv) "Intangibles" means, without limitation, all of Owner's right, title and interest in and to all accounts (including, without limiting the generality of the foregoing, (i) all accounts, contract rights, book debts, and notes arising from the operation of a hotel on the Land (defined in the Mortgage) and the Improvements (defined in the Mortgage) or arising from the sale, lease or exchange of goods or other property and/or the performance of services, (ii) Owner's rights to payment from any consumer credit/charge card organization or entities which sponsor and administer such cards as the American Express Card, the Visa Card and the Mastercard, (iii) Owner's rights in, to and under all purchase orders for goods, services or other property, (iv) Owner's rights to any goods, services or other property represented by any of the foregoing, (v) monies due to or to become due to Owner under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges in respect thereto (whether or not yet earned by performance on the part of Owner) and (vi) all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing ("Accounts Receivable") (Accounts Receivable shall include those now existing or hereafter created, substitutions therefor, proceeds (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any and all of the foregoing and proceeds therefrom)), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as such terms are defined in the Uniform Commercial Code, and all contract rights, franchises, books, records, appraisals, architects and engineering plans, specifications, environmental and other reports relating to the Premises, trademarks, trade names, symbols, permits, licenses (to the extent assignable), approvals, actions, tenant or guest lists, correspondence with present and prospective purchasers, tenants, guests and suppliers, advertising materials and telephone exchange numbers as identified in such materials, refunds of real estate taxes and assessments and causes of action which now or hereafter relate to, are derived from or are used in connection with the Premises, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon.

     (ww) "Intercreditor Agreement" means in the event that the Loan is syndicated pursuant to Section 71 hereof, the intercreditor agreement that may be entered into between Lender, individually as a Co-Lender and as Agent, and the Co-Lenders, as same be further supplemented, amended and modified.

     (xx) "Leases" means all leases and other agreements affecting the use, enjoyment or occupancy of the Premises or the Improvements heretofore or hereafter entered into (including, without limitation, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Premises), together with any guarantees, supplements, amendments, modifications, extensions and renewals of any thereof, and all additional remainders, reversions, and other rights and estates appurtenant thereto.

     (yy) "Lender" has the meaning set forth in the preamble to this Agreement.

     (zz) "Licenses" has the meaning set forth in Section 10(e) of this Agreement.

     (aaa) "Loan" has the meaning set forth in the recitals of this Agreement.

     (bbb) "Loan Documents" has the meaning set forth in the recitals of this Agreement.

     (ccc) "Loan-to-Value Ratio" means the ratio of: (i) the Debt evidenced by a portion of the Note equal to the Allocated Loan Amount with respect to such Mortgaged Property, plus all other debt (or other liquidated economic obligations) which are then outstanding and secured by the applicable Mortgaged Property, to (ii) the appraised value of the Mortgaged Property as estimated by an appraiser acceptable to Lender. Any appraisal for purposes of calculating the Loan-to-Value Ratio shall be performed in accordance with the then-approved standards under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended (FIRREA).

     (ddd) "Management Agreement" means, collectively, the Consulting Agreements and Management Agreements more particularly set forth on Schedule A hereto pursuant to which the managers identified therein operate the Mortgaged Property as hotels.

     (eee) "Manager" means the Person set forth on Schedule A attached hereto.

     (fff) "Material Adverse Effect" shall have the meaning set forth in Section 24(j).

     (ggg) "Material Lease" has the meaning set forth in Section 9(b) of this Agreement.

     (hhh) "Maturity Date" means the Maturity Date (as such term is defined in the Note).

     (iii) "Mortgage" has the meaning set forth in the recitals of this Agreement.

     (jjj) "Mortgaged Property" shall mean the Premises, all real and personal property located on or related to the Premises, including without limitation, the Collateral, Equipment, Improvements, Intangibles, Rents, Accounts Receivable, Condemnation awards, insurance proceeds, tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records, all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Premises as a result of tax certiorari or any applications or proceedings for reduction, all agreements, contracts, certificates, instruments, franchises, permits, licenses, including liquor licenses and hotel business licenses, plans, specifications and other documents, now or hereafter entered into, and all proceeds, substitutions and replacements thereof.

     (kkk) "NOI" as used herein shall mean, with respect to any Mortgaged Property, for any given period, the Gross Income for such Mortgaged Property for such period less Expenses attributable to such Mortgaged Property for such period, as more particularly described on the operating statements for the Mortgaged Property delivered by Owner to Lender pursuant to the this Loan Agreement. NOI shall include, only Rents and Accounts Receivable earned in accordance with the Uniform System of Accounts and such other income, including any rent loss or business interruption insurance proceeds, laundry, parking, vending or concession income, late fees, forfeited security deposits and other miscellaneous tenant charges and Expenses actually paid or payable on an accrual basis attributable to such Mortgaged Property on an annualized basis during the applicable period ending on the last day of the month that is immediately prior to the month during which the NOI is being calculated, as set forth on operating statements satisfactory to Lender. NOI shall be calculated on an accrual basis in accordance with the Uniform System of Accounts. Notwithstanding the foregoing, NOI shall not include (a) Condemnation or insurance proceeds (excluding rent or business interruption insurance proceeds); (b) any proceeds from the sale, exchange, transfer, financing or refinancing of all or any portion of the Mortgaged Property for which it is to be determined, (c) amounts received from tenants as security deposits; or (d) any other type of income otherwise includible in NOI but paid directly by any tenant to a person or entity other than Owner or its respective agents or representatives, unless such amounts are included as an Expense.

     (lll) "Note" shall collectively mean (i) each of those certain promissory notes dated the date hereof by each of the borrowers set forth on Schedule C (collectively, the "Global Note"), (ii) each of those certain amended and restated promissory notes described on Schedule C-1 (collectively, the "Florida Note"), (iii) each of those amended and restated promissory notes described on Schedule C-2 (collectively, the "Maryland Note") and (iv) that certain consolidated, amended and restated promissory note and the other promissory notes and bonds described on Schedule C-3 (collectively, the "NY Note"), as such notes may be subsequently modified, amended, severed and restated.

     (mmm) "NY Stub Note" shall mean that certain mortgage note in the principal amount of $4,278,018.00 by Albany Hotel, Inc., Servico Jamestown, Inc., Servico Niagara Falls, Inc. and Servico Grand Island, Inc.

     (nnn) "NY Consolidated Note" shall mean that certain consolidated, amended and restated promissory note listed on Schedule C-3 as No. 1, as such consolidated, amended and restated promissory note may be amended modified, severed and restated.

     (ooo) "Obligations" shall mean Borrower's obligation for the payment of the Debt and the performance by Owner of the Other Obligations.

     (ppp) "Omni Note" shall mean the amended and restated note listed as No. 2 on Schedule C-1.

     (qqq) "Other Charges" has the meaning set forth in Section 5 hereof.

     (rrr) "Other Obligations" shall mean:

          (i) the performance of all other obligations of Owner (other than for the payment of the Debt) contained herein and the Mortgage;

          (ii) the performance of each obligation of Owner contained in any other agreement given by Owner to Lender which is for the purpose of further securing the obligations secured by the Mortgage, and any amendments, modifications and changes thereto; and

          (iii) the performance of each obligation of Owner contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, this Loan Agreement, the Mortgage or the other Loan Documents.

     (sss) "Owner" shall mean, collectively, Borrower and Canadian Guarantor.

     (ttt) "Permitted Exceptions" shall have the meaning set forth in Section 4.

     (uuu) "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, limited liability company, association, company, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

     (vvv) "Policies" has the meaning set forth in Section 4(d) hereof.

     (www) "Premises" means, collectively, the real property comprising the Mortgaged Property, more particularly described on Exhibit A to each of the instruments comprising the Mortgage.

     (xxx) "Remedial Work" has the meaning set forth in Section 37 hereof.

     (yyy) "Rents" means all income, rents, room rates, issues, profits, revenues (including oil and gas or other mineral royalties and bonuses), deposits and other benefits from the Mortgaged Property including, without limitation, all revenues and credit card receipts collected from guest rooms, restaurants, bars, mini-bars, meeting rooms, banquet rooms and recreational facilities and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the possession, use or occupancy of all or any portion of the Mortgaged Property or personalty located thereon, or rendering of services by Owner or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others including, without limitation, from the rental of any office space, retail space, commercial space, guest room or other space, halls, stores or offices, including any deposits securing reservations of such space (except to the extent such deposits are required to be returned or refunded to the depositor), exhibit or sales space of every kind, license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, net vending machine sales and proceeds, if any, from business interruption or other loss of income insurance relating to the use, enjoyment or occupancy of the Mortgaged Property, whether paid or accruing before or after the filing by or against Owner of any petition for relief under 11 U.S.C. ss.101 et. seq., as the same may be amended from time to time.

     (zzz) "Required Repair Account" has the meaning set forth in Section 64 hereof.

     (aaaa) "Required Repair Fund" has the meaning set forth in Section 64 hereof.

     (bbbb) "Securities" has the meaning set forth in Section 21 hereof.

     (cccc) "Servicer" means the servicer of the Loan designated by Lender, in its sole and absolute discretion, from time to time.

     (dddd) "Tax and Insurance Escrow Fund" has the meaning set forth in Section 6 hereof.

     (eeee) "Taxes" has the meaning set forth in Section 5 hereof.

     (ffff) "Town Center Note" shall mean the amended and restated promissory note listed as no. 2 on Schedule C-2.

     (gggg) "Uniform Commercial Code" means the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Mortgaged Property is located or with respect to any Mortgaged Property located in Louisiana, Louisiana Commercial Laws (La. R.S. 10:1-101 et seq.).

     As to any particular Mortgaged Property, "Uniform Commercial Code" means the Uniform Commercial Code as adopted and enacted by the State or the States where that Mortgaged Property is located.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note.

     2. PAYMENT OF DEBT; INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS

     (a) Payments made by Borrower to Lender under the Note and hereunder shall be applied by Lender in the following order of priority: (i) first, to required deposits to the escrows established in accordance herewith for the payment of Taxes and Other Charges and Insurance Premiums, if applicable; (ii) next, to required deposits to the FF&E Replacement Reserve Fund and the Required Repair Fund as provided in this Loan Agreement; (iii) next, to reimburse Lender for any unpaid costs and expenses incurred by Lender on Owner's behalf; (iv) next, to accrued and unpaid interest on the Loan; (v) next, to the Breakage Costs (as defined in the Note), if any, and to the Exit Fee, if any, and (vi) last, to the reduction of the principal balance of the Loan; or, upon a Triggering Event (defined in Section 66), in accordance with the Cash Management Agreement
(defined in Section 66) or upon an Event of Default, in such other order and priority as Lender shall determine in its sole discretion.

     (b) All the covenants, conditions and agreements contained in the Note, the Mortgage, this Agreement, the Assignment of Leases and Rents dated as of the date hereof from Owner to Lender (the "Assignment"), the Environmental Indemnity Agreement dated as of the date hereof between Lender and Borrower (the "Environmental Agreement"), the Guaranty and the other Loan Documents are hereby made a part of this Agreement to the same extent and with the same force as if fully set forth herein.

     (c) Notwithstanding anything to the contrary herein, in the Note, the Mortgage or the other Loan Documents, all payments or prepayments of the principal balance of the Note, either voluntary or involuntary, shall be applied to the Debt in the following order and priority: first, to the portion of the Debt evidenced by the Global Note and the Maryland Note (other than the Town Center Note) on a pro-rata basis; second, to the portion of the Debt evidenced by the Florida Note (other than the Omni Note) on a pro-rata basis third, to the Debt evidenced by the Town Center and the Omni Note on a pro-rata basis and fourth, to the Debt evidenced by the NY Note on a pro-rata basis; notwithstanding the foregoing, no sums shall be applied to the NY Note if such payment would reduce the outstanding principal sum of the NY Note to less than $39,353,018.00, unless at the time of such application of such sums the outstanding principal amount of the Global Note, the Florida Note, the Maryland Note, the Town Center Note and the Omni Note are each $0.00.

     3. WARRANTY OF TITLE

     Owner represents and warrants that Owner has good, marketable and insurable fee simple title and/or leasehold title, as applicable, to the Mortgaged Property (or is the lessee thereof pursuant to leasing arrangements that have been approved by Lender) and has the full power, authority and right to execute, deliver and perform its obligations under this Agreement and to encumber, mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, assign, hypothecate and grant a security interest in the Mortgaged Property (except with respect to certain municipal permits and licenses, and certain contracts and franchises the assignability of which, by their terms or as a matter of law is restricted) and that Owner possesses an unencumbered fee estate and/or leasehold estate, as applicable, in the Premises and the Improvements, and subject to Section 13 hereof, that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions approved by Lender and shown in the title insurance policy insuring the lien of the Mortgage (the "Permitted Exceptions"), and that the Mortgage is and will remain a valid and enforceable first lien on and security interest in the Mortgaged Property, subject only to such exceptions. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of the Mortgage and shall forever warrant and defend such title, validity and priority to Lender against the claims of all persons whomsoever.

     4. INSURANCE

     (a) Owner, at its sole cost and expense, will keep the Mortgaged Property insured during the entire term of this Agreement for the mutual benefit of Owner and Lender against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy including, without limitation, riot and civil commotion, vandalism, malicious mischief, burglary and theft. The insurance policy shall contain option perils and income loss endorsements and if any of the Improvements or the use of the Mortgaged Property shall at any time constitute legal non-conforming structures or uses, a law and ordinance endorsement. Such insurance shall be in an amount:
(i) equal to at least the then full replacement cost of the Improvements and the Equipment, without deduction for physical depreciation; and (ii) such that the insurer would not deem Owner a co-insurer under such policies. The deductible in respect of such insurance shall not be in excess of $25,000, except in the case of windstorm insurance for which the deductible shall not exceed one percent (1%) of the "replacement value" of the applicable Mortgaged Property as determined by Lender (provided with respect to "named windstorm" insurance, the deductible shall not exceed 2% of the "replacement value" of the applicable Mortgaged Property provided that Owner delivers a "deductible buyback" policy for "named windstorm" coverage which shall insure a maximum deductible of not more than $250,000), and in the case of earthquake insurance, for which the deductible shall not exceed ten percent (10%) of the Allocated Loan Amount relating to the applicable Mortgaged Property. From time to time, upon Lender's request, Owner shall promptly furnish Lender with evidence that the insurance required hereunder is in full force and effect, and that Lender shall be given not less than 30 days notice of any cancellation of any such required coverage. Each policy shall contain the "Replacement Cost Endorsement" with a waiver of depreciation.

     (b) Owner shall also obtain and maintain during the entire term of this Agreement, at its sole cost and expense, for the mutual benefit of Owner and Lender, the following policies of insurance:

          (i) Flood insurance if any part of the Mortgaged Property is currently or at any time in the future located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, the Flood Disaster Act of 1973 or the National Flood Insurance Reform Act of 1994 (and any amendment or successor act thereto) in an amount at least equal to the lesser of: (A) the Allocated Loan Amount applicable to the Mortgaged Property; and (B) the maximum limit of coverage available with respect to the Improvements and the Equipment under such Act.

          (ii) Comprehensive public liability insurance, including broad form property damage, blanket contractual and personal injuries (including death resulting therefrom) coverages and "Dram shop" or other liquor liability coverage if alcoholic beverages are sold from or may be consumed at the Mortgaged Property, and containing minimum limits per occurrence of $5,000,000.00 for the Premises and the Improvements, except that if the Mortgaged Property contains a swimming or health club facility, or if any buildings at the Mortgaged Property contain 6 or more stories, the minimum limits per occurrence shall be $10,000,000.00, or such greater amount as may be required under the Franchise Agreement.

          (iii) Rental loss insurance in an amount equal to the aggregate annual amount of all rents and additional rents payable by all of the tenants under the Leases (whether or not such Leases are terminable in the event of a fire or casualty), such rental loss insurance to cover rental losses for a period of at least eighteen (18) months after the date of the fire or casualty in question. The amount of such rental loss insurance shall be increased from time to time during the term of this Agreement as and when new Leases and renewal Leases are entered into in accordance with the terms of this Agreement, to reflect all increased rent and increased additional rent payable by all of the tenants under such renewal Leases and all rent and additional rent payable by all of the tenants under such new Leases.

          (iv) Business income insurance: (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in
Section 4(a); (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and all personal property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of 18 months from the date of the completion of the Restoration, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and
(D) in an amount equal to the projected gross income less non-continuing expenses from the operation of the Mortgaged Property as a hotel, including all Rents and Accounts Receivable, for a period of 18 months. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on clause (D) of this subsection. All insurance proceeds payable to Lender pursuant to this Section shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note; provided, however, that after such application to Borrower's obligations hereunder Lender shall make available from time to time upon Owner's request such amounts as may be reasonably necessary to operate and maintain the Mortgaged Property; provided further, however that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually and timely paid out of the proceeds of such business income insurance;

          (v) Insurance, in an amount equal to the lesser of $2,000,000, or the insurable value of the Improvements, against loss or damage from: (A) leakage of sprinkler systems; and (B) explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus now or hereafter installed in the Improvements.

          (vi) Worker's compensation insurance with respect to any employees of Owner, as required by any governmental authority or legal requirement.

          (vii) Motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of $5,000,000 or such greater amount as may be required under the Franchise Agreement.

          (viii) A blanket fidelity bond and errors and omissions insurance coverage insuring against losses resulting from dishonest or fraudulent acts committed by: (A) Owner's personnel; (B) any employees of outside firms that provided appraisal, legal, data processing (in lieu of Owner providing the coverage in (B), Lender shall accept such coverage from a policy delivered by such outside firms provided such coverage names Lender as an additional insured and is otherwise acceptable to Lender), or other services for Owner; and (C) temporary contract employees or student interns.

          (ix) Earthquake insurance (including subsidence), if the Mortgaged Property is located in an earthquake prone region on terms consistent with the comprehensive all-risk insurance policy referred to in Subsection 4(a) above and if required by Lender.

          (x) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests in the Mortgaged Property or as may be required by the Franchise Agreement.

     (c) Owner shall increase the amount of insurance required to be provided hereunder at the time that each such policy is renewed (but, in any event not less frequently than once during each 12-month period) by using the an appraiser or a contractor to determine whether there has been an increase in the replacement cost of the improvement since the most recent adjustment of any such policy and, if there has been any such increase, the amount of insurance required to be provided hereunder shall be adjusted accordingly.

     (d) All policies of insurance required pursuant to this Section (collectively, the "Policies") shall: (i) be issued by an insurer with a claims paying ability rating of not less than AA or Aa, as applicable, by Moody's Investors Service, Inc., Standard & Poor's Rating Group, Fitch Investor Service and Duff & Phelps, Inc. (the "Rating Agencies"), (ii) contain a standard noncontributory mortgagee clause naming Lender as the person to which all payments made by such insurance company shall be paid; (iii) be maintained throughout the term of this Agreement without cost to Lender; (iv) be assigned and delivered to Lender (or in lieu of such policies, certificates evidencing such insurance may be delivered to Lender); (v) contain such provisions as Lender deems reasonably necessary or appropriate to protect its interest including, without limitation, endorsements providing that neither Owner, Lender nor any other party shall be a co-insurer thereunder, and that Lender shall receive at least 30 days prior written notice of any modification, reduction or cancellation; and (vi) be reasonably satisfactory in form and substance to
Lender, and be approved by Lender as to amounts, form, risk coverage, deductible, loss payees and insureds. Owner shall pay the premiums for the Policies (the "Insurance Premiums") as they become due and payable. Not later than 30 days prior to the expiration date of each of the Policies, Owner will deliver to Lender satisfactory evidence of the renewal of each Policy accompanied by evidence satisfactory to Lender of payment of the Insurance Premiums then payable.

     (e) If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Owner shall give prompt notice thereof to Lender.

          (i) In the case of a loss covered by Policies, Lender may participate in the settlement and adjustment of any claim; provided, however, that Owner may adjust losses aggregating not in excess of $100,000.00 if such adjustment is carried out in a competent and timely manner, and provided in any case that Lender shall be, and is hereby, authorized to collect and receipt for any such insurance proceeds. The expenses incurred by Lender in the adjustment and collection of insurance proceeds shall become part of the Debt, shall be secured by the Mortgage and shall be reimbursed by Owner to Lender on demand.

          (ii) In the event of any insured damage to or destruction of the Mortgaged Property or any part thereof (an "Insured Casualty") the insurance proceeds in respect of which are less than or equal to the lesser of (A) $1,000,000 or (ii) five percent (5%) of the Allocated Loan Amount applicable to the Mortgaged Property (the lesser of such amount, the "Threshold Amount") and the cost of completing the restoration shall be less than or equal to the Threshold Amount, such proceeds shall be paid to Owner for the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property or the part thereof subject to the Insured Casualty, as provided for below; and Owner hereby covenants and agrees forthwith to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding. In the event of an Insured Casualty the insurance proceeds in respect of which equal or exceed the Threshold Amount where: (A) the proceeds of insurance are sufficient to enable Owner to fully restore the Mortgaged Property (or Owner deposits with Lender any shortfall or provides evidence that such sums have been paid toward restoration of the Mortgaged Property); (B) the term of, and proceeds derived from, Owner's business interruption insurance (or other similar insurance) shall be sufficient to fully cover the period that the Mortgaged Property is undergoing restoration (or Owner deposits with Lender any shortfall or provides evidence that such sums have been paid toward the operation of the Mortgaged Property); (C) Lender determines that the restoration is reasonably capable of being completed, at least 12 months prior to the Maturity Date; (D) the Loan-to-Value Ratio upon completion of restoration is estimated, by an appraiser acceptable to Lender, to be no greater than .65 to 1.0; (E) the Franchise Agreement has not been, and cannot be, terminated as a result of the Insured Casualty; (F) the restoration can be completed within 12 months from the date that the Insured Casualty occurred, or within such shorter time period as may be required by the Franchise
Agreement; (G) the restoration is permitted or required under the Franchise Agreement and shall be completed in accordance with all applicable federal, state and local laws; (H) the Aggregate Debt Service Coverage Ratio upon completion is reasonably anticipated to be at least equal to the greater of (1) 1.42:1.0 and (2) the Aggregate Debt Service Coverage Ratio in effect immediately prior to the date of the casualty; (I) Owner shall commence the Restoration as soon as reasonably practicable (but in no event later than forty-five (45) days after such damage or destruction occurs) and shall diligently pursue the same to satisfactory completion; (J) the Mortgaged Property and the use thereof after the Restoration will be in compliance with all applicable zoning laws, ordinances, rules and regulations; and (K) less than 50% of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or casualty, then, if no Event of Default shall have occurred and be continuing, the proceeds of insurance shall be paid to Owner for the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property or the part thereof subject to the Insured Casualty, as provided for below; and Owner hereby covenants and agrees forthwith to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding. NOI for purposes of this calculation shall be NOI for the 12 calendar month period immediately preceding the casualty, unless the appraiser referenced in clause (D) above estimates that NOI after the restoration will be more than ten (10%) percent less than NOI for such 12 calendar month period, in which case the Aggregate Debt Service Coverage Ratio shall be calculated using the appraiser's estimate of NOI.

          (iii) Except as provided above, the proceeds of insurance collected upon any Insured Casualty shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or paid to Owner for the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property or the part thereof subject to the Insured Casualty, in the manner set forth below. In no case shall any such application reduce or postpone any payments otherwise required pursuant to the Note, other than the final payment on the Note.

          (iv) In the event that proceeds of insurance, if any, shall be made available to Owner for the restoring, repairing, replacing or rebuilding of the Mortgaged Property, Owner hereby covenants to restore, repair, replace or rebuild the Mortgaged Property to be of at least equal value and of substantially the same character as prior to such damage or destruction, all to be effected in accordance with applicable law and plans and specifications approved in advance by Lender and otherwise in accordance with the requirements of the Franchise Agreement, if any; provided, however, that Owner shall pay all costs (and if required by Lender, shall deposit the total thereof with Lender in advance) of such restoring, repairing, replacing or rebuilding in excess of the net proceeds of insurance made available pursuant to the terms hereof. The net proceeds of insurance shall be held by Lender and shall be invested in Eligible Investments as directed by Owner in a manner consistent with the completion of restoration until disbursed in accordance with this Section 4.

          (v) In the event Owner is entitled to insurance proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with: (A) evidence satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding; (B) funds, or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the proceeds of insurance to complete the proposed restoration, repair, replacement and rebuilding; and (C) such architect's certificates, waivers of lien for work previously performed or contemporaneously funded, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve. Lender may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work (which approval shall not be unreasonably withheld). No payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety (90%) percent of the value of the work performed from time to time. Funds other than proceeds of insurance shall be disbursed prior to disbursement of such proceeds, and at all times the undisbursed balance of such proceeds remaining in Lender's possession, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Owner for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens and claims of lien. Any surplus which may remain out of insurance proceeds held by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall be delivered to Borrower, provided such restoration was performed in accordance with the provisions of this Section and Owner is not then in default of its obligations under the Loan Documents.

          (vi) Notwithstanding anything to the contrary in this Section 4, the provisions of Subsection 4(e) are subject to the provisions of any applicable Ground Lease.

     (f) Owner shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Section. Notwithstanding the foregoing, Borrower may carry insurance not required under this Agreement, provided any such insurance affecting the Mortgaged Property shall be for the mutual benefit of Owner and Lender, as their respective interests may appear, and shall be subject to all other provisions of this Section.

     5. PAYMENT OF TAXES

     Owner shall pay all taxes and assessments now or hereafter levied, assessed or imposed against the Mortgaged Property or any part thereof (collectively, the "Taxes") and all Ground Rents, maintenance charges, water rates and sewer rents, other governmental impositions, and other charges including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied, assessed or imposed against the Mortgaged Property or any part thereof (collectively, the "Other Charges") as they become due and payable. Owner will deliver to Lender evidence satisfactory to Lender that the Taxes and Other Charges have been so paid, or are not then delinquent, no later than 30 days following the date on which the Taxes and/or Other Charges would otherwise be delinquent if not paid. Owner shall not suffer, and shall promptly cause to be paid and discharged, any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property. Upon Lender's request, Owner shall furnish to Lender or its designee receipts for the payment of the Taxes prior to the date such obligations shall become delinquent. Owner shall be entitled to contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount of any Taxes or Other Charges. Notwithstanding the preceding sentence, during the pendency of any such contest Owner shall pay or cause to be paid all Taxes and Other Charges as and when due and payable, or otherwise in accordance with Section 32 hereof.

     6. TAX, INSURANCE AND GROUND RENT ESCROW FUND

     (a) Owner shall pay to Lender on the first day of each calendar month: (i) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing 12 months; and (ii) subject to Subsection 6(b) below, one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts described in clauses (i) and (ii) above, collectively, the "Tax and Insurance Escrow Fund"), which Tax and Insurance Escrow Fund shall be held in an Eligible Account by Lender. The Tax and Insurance Escrow Fund and the monthly installments of principal and interest payable under the Note shall be added together and shall be paid as an aggregate sum by Owner to Lender. Owner hereby pledges to Lender any and all monies now or hereafter deposited in the Tax and Insurance Escrow Fund as additional security for the payment of the Debt. Lender will apply the Tax and Insurance Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Owner pursuant to Sections 4 and 5 hereof. Provided that sufficient funds are then available to pay the current Taxes and Insurance Premiums, Lender shall discharge such obligations at such time as will effect the maximum discount available, if any. If the amount of the Tax and Insurance Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 4 and 5 hereof, Lender shall, in its discretion, return any excess to Owner or credit such excess against future payments to be made to the Tax and Insurance Escrow Fund. If the Tax and Insurance Escrow Fund is not sufficient to pay the items set forth in clauses (i) and (ii) above, Owner shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, Lender may apply any sums then comprising the Tax and Insurance Escrow Fund to the payment of the Debt in any order in its sole discretion. Until expended or applied as above provided, any amounts in the Tax and Insurance Escrow Fund shall constitute additional security for the Debt. To the extent permitted by applicable law, the Tax and Insurance Escrow Fund shall not constitute a trust fund and may be commingled with other monies held by Lender. The Tax and Insurance Escrow Reserve Fund shall be invested and reinvested by Lender, at Owner's direction, in one or more Eligible Investments, subject to the following restrictions: (A) such Eligible Investments and the proceeds thereof shall be deemed a part of the Tax and Insurance Escrow Reserve Fund; (B) each such Eligible Investments shall be made in the name of Lender (in its capacity as such) or in the name of a nominee of Lender under its complete and exclusive dominion and control or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered; (C) Lender shall have the sole control over such investment, the income thereon and the proceeds thereof; (D) other than investments described in clause (B) above, any certificate or other instrument evidencing such investment shall be delivered directly to Lender or its agent; (E) the proceeds of each investment shall be remitted by the purchaser thereof directly to Lender and (F) Lender shall not be liable for any loss sustained on the investment of any funds constituting a part of the Tax and Insurance Escrow Reserve Fund (except for losses resulting from Lender's gross negligences or willful default). No earnings or interest on the Tax and Insurance Escrow Fund shall be payable to Owner, but shall remain part of the Tax and Insurance Escrow Fund as set forth above.

     (b) Anything to the contrary contained herein notwithstanding, Owner shall be required to make the payments described in clause (ii) of subsection (a) of this Section only upon an Event of Default and/or a Triggering Event (as defined in Section 66 hereof).

     (c) (i) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of a Triggering Event, Owner shall pay to Lender on the first day of each calendar month one-twelfth of an amount which would be sufficient to pay the Ground Rent payable pursuant to the Ground Leases, as determined by Lender, for the next ensuing 12 months (the "Ground Rent Escrow Fund"), which Ground Rent Escrow Fund shall be held in an Eligible Account by Lender. Owner agrees to pay or cause to be paid all Ground Rent pursuant to the Ground Leases. At least ten
(10) Business Days prior to the due date of any Ground Rent and not more frequently than once each month Owner may notify Lender in writing and request that Lender pay such Ground Rent on behalf of Owner on or prior to the due date thereof, and provided no Event of Default exists and there are sufficient funds available in the Ground Rent Escrow Fund, Lender shall make such payments before same are delinquent. Owner hereby pledges to Lender any and all monies now or hereafter deposited in the Ground Rent Escrow Fund as additional security for the Debt. Together with each request for the payment of Ground Rent, Owner shall deliver to Lender copies of invoices for Ground Rent from the applicable ground lessor, if so issued, and all other documents necessary, as reasonably determined by Lender, for the payment of the Ground Rent which are the subject of such request. If the Ground Rent Escrow Fund is not sufficient to pay the Ground Rent due pursuant to the Ground Leases, Owner shall pay to Lender promptly upon demand an amount which Lender shall estimate as sufficient to make up the deficiency. To the extent permitted by applicable law, the Ground Rent Escrow Fund shall be commingled with other monies held by Lender. The Ground Rent Escrow Reserve Fund shall be invested and reinvested by Lender, at Owner's direction, in one or more Eligible Investments, subject to the following restrictions: (A) such Eligible Investments and the proceeds thereof shall be deemed a part of the Ground Rent Escrow Reserve Fund; (B) each such Eligible Investments shall be made in the name of Lender (in its capacity as such) or in the name of a nominee of Lender under its complete and exclusive dominion and control or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered; (C) Lender shall have the sole control over such investment, the income thereon and the proceeds thereof;
(D) other than investments described in clause (B) above, any certificate or other instrument evidencing such investment shall be delivered directly to Lender or its agent; (E) the proceeds of each investment shall be remitted by the purchaser thereof directly to Lender and (F) Lender shall not be liable for any loss sustained on the investment of any funds constituting a part of the Ground Rent Escrow Reserve Fund (except for losses resulting from Lender's gross negligences or willful default). No earnings or interest on the Ground Rent Escrow Fund shall be payable to Owner, but shall remain part of the Ground Rent Escrow Fund as set forth above. (ii) Upon the occurrence of a Triggering Event, Owner hereby agrees to deposit with Lender the Ground Rent deferred by Owner pursuant to the Ground Lease applicable to Property No. 57 on Schedule A of the Loan Agreement (Omni Albany Hotel), in the amount of $1,721,037 (the "Albany Deferred Rent Payment"). The Owner represents and warrants to Lender that (A) the amount of the deferred Ground Rent relating to the Omni Hotel is $1,721,037 as shown on Exhibit K attached hereto, (B) the Albany Deferred Rent Payment is not due and payable pursuant to the applicable Ground Lease in connection with the Loan by Lender to Owner, (B) the Albany Deferred Rent Payment is due and payable only upon the occurrence of one of the events in Section 3.01(b) of the Ground Lease and (c) upon a Foreclosure (as defined in the Ground Lease) of the Mortgage, neither Lender, its successors and/or assigns, nor a purchaser of the Mortgaged Property from Lender after Foreclosure would be obligated to pay all or a part of such Albany Deferred Rent Payment except upon the occurrence of the events listed in Section 3.01(b) of the Ground Lease. The Albany Deferred Rent Payment shall be held by Lender as additional security for the Loan and Owner shall not be entitled to the Albany Deferred Rent Payment until the payment in full of the Debt. Upon the occurrence of an Event of Default, Lender may apply the Albany Deferred Rent Payment, in its discretion, to any outstanding amounts due pursuant to the terms of the Note, the Mortgage or the other Loan

Documents.

     7. FF&E REPLACEMENT RESERVE; REPAIR ESCROW

     (a) Commencing on the first Payment Date and on each Payment Date thereafter, Owner shall pay to Lender one twelfth of the amount (the "FF&E Replacement Reserve Monthly Deposit") equal to five (5) percent (5%) of the Gross Income for the Mortgaged Properties for the calendar month immediately preceding the month preceding the due date as shown on the monthly operating statements delivered pursuant to Section 19(c) hereof, to be applied to maintain and replace (i) the furniture, fixtures and equipment used in the guest rooms, hallways, lobbies, restaurants, lounges, meeting and banquet rooms, and other public interior areas accessible by the public for regular use and (ii) the furniture, fixtures and equipment located on or about the exterior of the Improvements or make other improvements to the exterior thereof, if required by the Franchisor pursuant to a PIP or otherwise, including those items as set forth in the Approved Capital Budget for each Mortgaged Property (collectively, the "FF&E Replacements"), and such amounts paid by Owner and so deposited by Lender shall hereinafter be referred to as the "FF&E Replacement Reserve Fund". Notwithstanding anything in the preceding sentence to the contrary, (i) a portion of the FF&E Replacement Reserve in the amount of $4,600,000 (the "Special FF&E Repair Deposit") shall be disbursed to Owner to reimburse Owner or to pay for the cost of those work items listed on Schedule D attached hereto with respect to those fourteen (14) Mortgaged Properties listed under the heading "Special FF&E Reserve Account" in accordance with the provisions of
Section 64 and as reasonably  approved by Lender  ("Special  FF&E  Repairs") and
(ii) Owner shall be obligated to spend such $4,600,000 with respect to such fourteen (14) Mortgaged Properties and complete those Special FF&E Repairs in accordance with 64 on or before July 1, 1999. Lender will maintain the FF&E Replacement Reserve Fund in a segregated account (the "FF&E Replacement Reserve Account"), which shall be an Eligible Account, and the FF&E Replacement Reserve Fund shall be invested and reinvested by Lender, at Owner's direction, in one or more Eligible Investments, subject to the following restrictions: (A) such Eligible Investments and the proceeds thereof shall be deemed a part of the FF&E Replacement Reserve Fund; (B) each such Eligible Investments shall be made in the name of Lender (in its capacity as such) or in the name of a nominee of Lender under its complete and exclusive dominion and control or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered; (C) Lender shall have the sole control over such investment, the income thereon and the proceeds thereof; (D) other than investments described in clause (B) above, any certificate or other instrument evidencing such investment shall be delivered directly to Lender or its agent; (E) the proceeds of each investment shall be remitted by the purchaser thereof directly to Lender and (F) Lender shall not be liable for any loss sustained on the investment of any funds constituting a part of the FF&E Replacement Reserve Fund (except for losses resulting from Lender's gross negligences or willful default).

     (b) Owner hereby grants a first priority security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions to be paid and performed, of all Owner's right, title and interest in and to the FF&E Replacement Reserve Fund and the FF&E Replacement Reserve Account and shall execute and deliver to Lender such UCC-1 Financing Statements and other documents or instruments as Lender may request in order to grant and perfect such security interest. Owner shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the FF&E Replacement Reserve Fund or the FF&E Replacement Reserve Account or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the FF&E Replacement Reserve Fund to the payment of the Debt (as defined in the Note) in any order in its sole discretion. Until expended or applied as above provided, the FF&E Replacement Reserve Fund shall constitute additional security for the Debt.

          (c) (i) After the commencement of Owner's obligation to make the FF&E Replacement Reserve Monthly Deposit pursuant to Section 7(a), except as provided for in Subsection (c)(iii) below or otherwise in this Agreement, Lender shall make disbursements from the FF&E Replacement Reserve Account to pay Owner only for FF&E Replacements. Lender shall not be obligated to make disbursements from the FF&E Replacement Reserve Account to pay for or to reimburse Owner for the costs of routine maintenance (other than the regular replacement of furniture, fixtures and equipment constituting FF&E Replacements or as permitted pursuant to Section 7(e) hereof or in the Approved Capital Budget) to an individual Mortgaged Property or for costs which are to be reimbursed from the Required Repair Fund (as such term is defined in Section 64 of this Agreement).

          (ii) Lender shall, upon written request from Owner and satisfaction of the requirements set forth in Section 7(a) and Section 7(b) of this Agreement, disburse to Owner amounts from the FF&E Replacement Reserve Account to pay for the actual approved costs of FF&E Replacements or to reimburse the Borrower therefor in accordance with the Approved Capital Budget within ten (10) days of Lender's receipt of a request for disbursement in accordance with Section 7(d). In no event shall Lender be obligated to disburse funds from the FF&E Replacement Reserve Account if an Event of Default exists.

          (iii) Notwithstanding anything herein to the contrary, Owner shall not be entitled to request disbursements from the FF&E Replacement Reserve Fund with respect to the fourteen (14) Mortgaged Properties under the heading "Special FF&E Reserve Account" on Schedule D until Owner has completed the Special FF&E Repairs for the applicable Mortgaged Property and has incurred, received disbursements for and paid for the cost of such Special FF&E Repairs in an amount equal to the "Allocated Amount" set forth on the Part of Schedule D entitled "Special FF&E Reserve Account".

     (d) Each request for disbursement from the FF&E Replacement Reserve Account shall be in a form specified or approved by Lender as more particularly set forth as Exhibit B and shall certify as to the following matters: (i) the specific FF&E Replacements for which the disbursement is requested, (ii) the amounts requested are for the costs of such FF&E Replacements that have been paid or incurred since the immediately preceding request; (iii) the FF&E Replacement for which the disbursement is requested is a permitted expenditure on the current Approved Capital Budget and Subsection (a), (iv) the amount requested is less than or equal to the amount budgeted for such FF&E Replacement in the current Approved Capital Budget and (v) that all FF&E Replacements that were the subject of the prior request for disbursement, if applicable, have been made in accordance with all applicable Legal Requirements (defined below) of any Governmental Authority (defined below) having jurisdiction over the applicable Mortgaged Property to which the FF&E Replacements are being provided and the cost of such FF&E Replacements has been paid in full or as required under the applicable contract as set forth in Subsection 7(e) below. Each request for disbursement shall include copies of invoices for all items or materials to be purchased and all contracted laborer services to be provided in connection with the FF&E

Replacements for which the disbursement is requested and a statement setting forth in reasonable detail the persons or entities to which payments were made for the FF&E Replacements that were the subject of the prior request for disbursement and shall set forth the amount paid to such person or entities, together with evidence satisfactory to Lender of payment of all such amounts for which the prior request for disbursement was made, which evidence shall include copies of paid invoices and lien waivers. Prior to Owner's making of the initial FF&E Replacement Reserve Monthly Deposit in accordance with Section 7(a) or thereafter with respect to any calendar month during which a request for disbursement from the FF&E Replacement Reserve Fund is not submitted to Lender pursuant to this Section 7(d), Owner shall deliver to Lender, as a part of the monthly reports to be delivered pursuant to Section 19 of this Loan Agreement an Officer's Certificate setting forth the amounts paid during the preceding calendar month for FF&E Replacements and setting forth each person to whom such amounts were paid, the amount paid to each such person and the related FF&E Replacement provided by each such person.

     (e) Except as set forth below in this Subsection (e), each request for disbursement from the FF&E Replacement Reserve Account shall be made only after Owner has certified to Lender that the FF&E Replacement for which such disbursement is requested has been completed. If the cost of any FF&E Replacement exceeds $10,000.00 and the contract therefor so requires, a request for disbursement may be made periodically in accordance with such contract; provided, however, that any materials for which the request for disbursement is made shall be on site at the individual Mortgaged Property and shall have been properly secured or installed in the individual Mortgaged Property; and provided further, however, that funds remain in the FF&E Replacement Reserve Account, which, together with the FF&E Replacement Reserve Monthly Deposits scheduled to be made over the balance of the contract term, will be, in Lender's judgment, sufficient to complete the FF&E Replacement being performed under such contract. If a contract requires an advance deposit for the delivery of materials to the site, Owner may request the amount of such deposit to be released from the FF&E Replacement Reserve Account, to be determined by Lender its sole and absolute discretion.

     (f) Owner shall not make a request for disbursement from the FF&E Replacement Reserve Account more frequently than once in any calendar month and (except in connection with the final disbursement) the total cost of all FF&E Replacements in any request shall not be less than Fifteen Thousand and No/Dollars ($15,000).

     (g) Owner shall make FF&E Replacements when required by sound hotel management practices in order to keep the Mortgaged Property in condition and repair consistent with requirements under the Franchise Agreement affecting the Mortgaged Property and Owner's standards and practices as of the date hereof, at a minimum in accordance with the prevailing standards for hotel properties of similar age, size, construction and the then-current Franchisor in the metropolitan area in which the Mortgaged Property is located, and to keep the Mortgaged Property from deteriorating. Owner shall complete all FF&E Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such FF&E Replacement.

     (h) Lender reserves the right, at its option, to approve all Material Contracts or Material Work Orders (each defined below) with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the FF&E Replacements. Upon Lender's request, Owner shall assign any contract or subcontract to Lender. The term "Material Contract" and "Material Work Order" as used herein shall mean contracts or work orders in excess of $100,000.

     (i) In the event Lender determines in its reasonable discretion that any FF&E Replacement is not being performed in a workmanlike or timely manner (subject to Force Majeure (defined below)) or that any FF&E Replacement has not been completed in a workmanlike or timely manner, Lender shall have the option to withhold any further disbursements from the FF&E Replacement Reserve Account for such Mortgaged Property and, upon ten (10) days prior written notice if not cured to Lender's reasonable satisfaction, to proceed under existing contracts or to contract with third parties to complete such FF&E Replacement and to apply the FF&E Replacement Reserve Fund toward the labor and materials necessary to complete such FF&E Replacement and, without providing any prior notice to Owner, to exercise any and all other remedies available to Lender upon an Event of Default hereunder. The term "Force Majeure" shall have the following meaning herein: Owner shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Owner's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any materials, or services or through acts of God.

     (j) In order to facilitate Lender's completion or making of the FF&E Replacements pursuant to Section 7(i) above, Owner grants Lender the right to enter onto any individual Mortgaged Property and perform any and all work and labor necessary to complete or make the FF&E Replacements and/or employ watchmen to protect such individual Mortgaged Property from damage. All sums so expended by Lender (exclusive of sums disbursed from the FF&E Replacement Reserve Account) shall be deemed to have been advanced under the Loan to Owner and secured by the Mortgage. For this purpose Owner constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the FF&E Replacements in the name of Owner. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Owner empowers said attorney-in-fact as follows: (i) to use any funds in the FF&E Replacement Reserve Account for the purpose of making or completing the FF&E Replacements; (ii) to make such additions, changes and corrections to the FF&E Replacements as shall be necessary or desirable to complete the FF&E Replacements; (iii) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (iv) to pay, settle or compromise all existing bills and claims which are or may become liens against any individual Mortgaged Property, or as may be necessary or desirable for the completion of the FF&E Replacements, or for clearance of title; (v) to execute all applications and certificates in the name of Owner which may be required by any of the contract documents; (vi) to prosecute and defend all actions or proceedings in connection with any individual Mortgaged Property or the rehabilitation and repair of any individual Mortgaged Property; and (vii) to do any and every act which Owner might do in its own behalf to fulfill the terms of this Agreement.

     (k) Nothing in this Section 7 shall: (i) make Lender responsible for making or completing the FF&E Replacements; (ii) require Lender to expend funds in addition to the FF&E Replacement Reserve Fund to make or complete any FF&E Replacement; (iii) obligate Lender to proceed with the FF&E Replacements; or
(iv) obligate Lender to demand from Owner additional sums to make or complete any FF&E Replacement.

     (l) Upon reasonable prior notice by Lender, Owner shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect, or inspector) or third parties making FF&E Replacements pursuant to this Section 7 to enter onto each individual Mortgaged Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any FF&E Replacements and all materials being used in connection therewith and to examine all plans and shop drawings relating to such FF&E Replacements which are or may be kept at each individual Mortgaged Property. Owner shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 7(l), the completion of FF&E Replacements pursuant to this Section 7(l) or in connection with the inspections described in
Section 7(m) below.

     (m) If Lender has determined in its reasonable discretion that any FF&E Replacements are not being completed in a timely and workmanlike manner (subject in each instance to delays caused by Force Majeure) or in the event that the amount disbursed for the completion of a single FF&E Replacement pursuant to a prior disbursement from the FF&E Replacement Reserve Account exceeded Two Hundred Thousand and No/100 Dollars ($200,000), Lender may require an inspection of the applicable individual Mortgaged Property at Owner's expense prior to making a monthly disbursement from the FF&E Replacement Reserve Account for such FF&E Replacement in order to verify completion of such FF&E Replacements. Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Lender prior to the disbursement of any such amounts from the FF&E Replacement Reserve Account. Owner shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or such third party (in no event to exceed $1,000).

     (n) The FF&E Replacements and all materials, equipment, fixtures, or any other item comprising a part of any FF&E Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens which have been approved in writing by Lender).

     (o) In the event that the prior request for disbursement included any amount in excess of Two Hundred Thousand and No/100 Dollars ($200,000) for any single FF&E Replacement requiring construction, installation or completion, Lender may require Owner to provide Lender with a search of title to the
applicable   individual  Mortgaged  Property  prior  to  making  any  additional disbursements from the FF&E Replacement Reserve Account for such FF&E Replacement only, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the applicable individual Mortgaged Property since the date of recordation of the related Mortgage and that title to such individual Mortgaged Property is free and clear of all liens (other than the lien of the related Mortgage and any other liens previously approved in writing by the Lender, if any).

     (p) All FF&E Replacements shall comply in all material respects with all applicable Legal Requirements of all Governmental Authorities having jurisdiction over the applicable individual Mortgaged Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

     (q) In addition to any insurance required under the Loan Documents, Owner shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular FF&E Replacement. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard Lender clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies or certificates thereof shall be delivered to Lender.

     (r) (i) It shall be an Event of Default under this Agreement if Owner (i) fails to make the initial FF&E Replacement Reserve Monthly Deposit in accordance with this Section 7 or (ii) fails to comply with any other provision of this
Section 7 and such failure is not cured within thirty (30) days after notice from Lender provided that, if such default cannot reasonably be cured within such 30 day period and Owner shall have commenced to cure such default within such 30 days period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Owner, in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of 60 days (subject to Force Majeure). Upon the occurrence of an Event of Default, Lender may use the FF&E Replacement Reserve Fund (or any portion thereof) for any purpose, including but not limited to completion of the FF&E Replacements as provided in Section 7(j), or for any other repair or replacement to any individual Mortgaged Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the FF&E Replacement Reserve Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

     (ii) Nothing in this Agreement shall obligate Lender to apply all or any portion of the FF&E Replacement Reserve Fund on account of an Event of Default to payment of the Debt or in any specific order or priority.

     (t) The insufficiency of any balance in the FF&E Replacement Reserve Account shall not relieve Owner from its obligation to fulfill all preservation and maintenance covenants in the Loan Documents.

     (u) Owner shall indemnify Lender and hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs and reasonable attorneys fees and expenses) arising from or in any way connected with the performance of the FF&E Replacements subject to the provisions of Section 41 hereof. Owner shall assign to Lender all rights and claims Owner may have against all persons or entities supplying labor or materials in connection with the FF&E Replacements; provided, however, that Lender may not pursue any such right or claim unless an Event of Default has occurred and remains uncured.

     (v) In the event Owner requests a disbursement from the FF&E Replacement Reserve Account for labor or materials for FF&E Replacements other than FF&E Replacements specified in Subsection (a) or the Approved Capital Budget, Owner shall disclose in writing to Lender why funds in the FF&E Replacement Reserve Account should be used to pay for such FF&E Replacements not specified in Subsection (a) or the Approved Capital Budget. If Lender determines that: (i) such FF&E Replacements are of the type intended to be covered by this Agreement;
(ii) such FF&E Replacement is not covered or of the type intended to be covered by the Required Repairs Fund; (iii) costs for such FF&E Replacements are reasonable; (iv) the funds in the FF&E Replacement Reserve Account are sufficient to pay for such FF&E Replacements; and (v) all other conditions for disbursement under this Agreement have been met, Lender may disburse funds from the FF&E Replacement Reserve Account; provided, however, that Lender in its discretion, may refuse to disburse funds from the FF&E Replacement Reserve Account for any item other than a FF&E Replacement specified in Subsection (a) or on the Approved Capital Budget.

     (w) The following capitalized terms shall have the meanings set forth below:

     "Eligible Investments" shall mean any one or more of the following investments:

          (1) Securities that are (x) direct obligations of the United States of America for the full and timely payment of which its full faith and credit is pledged, which are not callable or redeemable at the option of the issuer thereof and may include, but are not limited to, U.S. Treasury Obligations (All direct or fully guaranteed obligations), Farmers Home Administration Certificates of Beneficial Ownership, General Services Administration
Participation Certificates, U.S. Maritime Administration Guaranteed Title XI Financing, Small Business Administration Guaranteed Participation Certificates, Guaranteed Pool Certificates, U.S. Department of Housing and Urban Development Local Authority Bonds, and Washington Metropolitan Area Transit Authority Guaranteed Transit Bonds, or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality and not guaranteed as a full faith and credit obligation of the United States of America, which are not callable or redeemable at the option of the issuer thereof and may include, but are not limited to, Federal Housing Administration Debentures, Federal Home Loan Mortgage Corp. (FHLMC) Debt Obligations, Farm Credit System (formerly: Federal Land Banks, Federal Intermediate Credit Banks, and Banks for Cooperatives) Consolidated Systemwide Bonds and Notes, Federal Home Loan Banks (FHL Banks) Consolidated Debt Obligations, Federal National Mortgage Association (FNMA) Debt Obligations, Student Loan Marketing Association (SLMA) Debt Obligations; Financing Corp. (FICO) Debt Obligations, and Resolution Funding Corp. (REFCORP) Debt Obligations; which such obligations, in either case, if rated, should not have an "r" highlighter affixed to its rating; interest thereon may accrue at a fixed or variable rate, but must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with such index; which obligations, in either case, shall have a predetermined fixed dollar amount of principal due at maturity that shall not vary or change; and if, in either case, such obligations may be liquidated prior to their maturity, additional restrictions may be required by the Rating Agency or Lender, as determined in their discretion ("Government Securities").

          (2) certain federal funds, unsecured certificates of deposit, time deposits, banker's acceptances and repurchase agreements having maturities of not more than 365 days issued by any bank, the short-term debt obligations of which shall have received a rating of at least A-1+ by S&P and such comparable rating by the Rating Agency; such instrument should not have an "r" highlighter affixed to its rating and its terms should have a predetermined fixed dollar amount of principal due at maturity that shall not vary or change; interest on such instruments may accrue at a fixed or a variable rate, but must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with such index; and if the investments are permitted to be liquidated prior to their maturity, additional restrictions may be necessary as determined by the Rating Agency or Lender, in their discretion;

          (3) commercial paper rated not less than A-1+ by S&P and such comparable rating by the Rating Agency, maturing or redeemable in 365 days or less; such commercial paper should not have an "r" highlighter affixed to its rating and by its terms should have a predetermined fixed dollar amount of principal due at maturity that shall not vary or change; interest on such commercial paper may accrue at a fixed or variable rate, but must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with such index; and if the investments are permitted to be liquidated prior to their maturity to meet a certain yield, additional restrictions may be necessary as determined by the Rating Agency or Lender, in their discretion;

          (4) units of taxable money market funds, which funds are regulated investment companies, seek to maintain a constant net asset value per share and have either been rated AAAm or AAAm-G by S&P and such comparable rating by the Rating Agency or have been designated in writing by the Rating Agency as Eligible Investments with respect to this definition; provided, however, that if such taxable money market fund is not rated by the Rating Agency, the Rating Agency confirms in writing that the investment of funds in such taxable money market fund will not result in the downgrade, withdrawal or qualification of the ratings then assigned to any class of certificates issued in connection with the Securitization;

          (5) certain deposits that are fully insured by the Federal Deposit Insurance Corp. (FDIC) with repayment terms that have a predetermined fixed dollar amount of principal due at maturity that shall not vary or change and if rated, the deposit should not have an "r" highlighter affixed to its rating; interest on such deposits may accrue at a fixed or variable rate, but must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index; and if such investments may be liquidated prior to their maturity to meet a certain yield, additional restrictions may be necessary as determined by the Rating Agency or Lender, in their discretion;

          (6) certain debt obligations maturing in 365 days or less that are rated AA-or higher by S&P and such other comparable rating by the Rating Agency, which debt obligations shall not have an "r" highlighter affixed to their rating and by their terms shall have a predetermined fixed dollar amount of principal due at maturity that shall not vary or change; interest on such obligations may accrue at a fixed or variable rate, but must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with such index; and if such investments may be liquidated prior to their maturity to meet a certain yield, additional restrictions may be necessary as determined by the Rating Agency or Lender, in their discretion;

          (7) investments in certain short-term debt of issuers rated A-1 by S&P and such other comparable rating by the Rating Agency may be permitted with the following restrictions: the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral), the total amount of A-1 investments should not represent more than 20% of the rated issue's outstanding principal amount and each investment shall not mature beyond 30 days; the terms of such debt should be a predetermined fixed dollar amount of principal due at maturity that shall not vary or change; interest on such debt may accrue at a fixed or variable rate, but must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with such index; and if the investments may be liquidated prior to their maturity, to meet a certain yield, additional restrictions may be necessary as determined by the Rating Agency or Lender in their discretion; provided, however, such investments described in this clause (vii) are not eligible for the Lockbox Account, if applicable;

          (8)  stripped   securities,   which  are  principal-only   strips  and
interest-only strips of noncallable obligations issued by the U.S. Treasury, and REFCORP securities stripped by Federal Reserve Bank of New York; and

          (9) any other investment selected by Owner and approved by Lender and which shall not result in a downgrading, withdrawal or qualification of the then-current rating of securities issued pursuant the Securitization, as evidenced by a confirmation in writing issued by the Rating Agency;

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security (A) evidences either: (i) a right to receive only interest payments with respect to the obligations underlying such instrument; or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; or (B) has a maturity date in excess of 365 days.

"Governmental Authority" shall mean any court, board, agency, commission, office or authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

 "Legal Requirements" shall mean, with respect to each individual Mortgaged Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting such individual Mortgaged Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Owner, at any time in force affecting such individual Mortgaged Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to such individual Mortgaged Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

     8. CONDEMNATION

     (a) Owner shall promptly give Lender written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding (a "Condemnation") and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender is hereby irrevocably appointed as Owner's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for such Condemnation and to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Agreement; provided, however, that Lender shall not exercise such power of attorney unless and until there occurs an Event of Default. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of such taking), Owner shall continue to pay the Debt at the time and in the manner provided for in the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement and the other Loan Documents, and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Lender to the discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided in the Note.

     (b) If the Mortgaged Property shall be the subject of a Condemnation, in whole or in part, Borrower shall give prompt notice thereof to Lender.

          (i) In the case of a Condemnation, Lender may participate in the settlement and adjustment of any claim; provided, however, that Owner may adjust losses aggregating not in excess of $100,000.00 if such adjustment is carried out in a competent and timely manner, and provided in any case that Lender shall be, and is hereby, authorized to collect and receipt for any such Condemnation award or proceeds. The expenses incurred by Lender in the adjustment and collection of a Condemnation award or proceeds shall become part of the Debt, shall be secured by the Mortgage and shall be reimbursed by Borrower to Lender on demand.

          (ii) In the event of any Condemnation affecting all or any portion of the Mortgaged Property the award in respect of which is less than the Threshold Amount such award shall be paid to Owner for the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property or the part thereof subject to the Condemnation, as provided below, and Owner hereby covenants and agrees forthwith to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding. In the event of any Condemnation affecting all or any portion of the Mortgaged Property the award in respect of which equals or exceeds the Threshold Amount and the cost of the restoration is less than the Threshold Amount where: (A) the Condemnation award or proceeds are sufficient to enable Owner to fully restore the Mortgaged Property (or Owner deposits with Lender any shortfall or provides evidence that such sums have been paid toward restoration of the Mortgaged Property); (B) the term of, and proceeds derived from, Owner's business interruption insurance (or other similar insurance) shall be sufficient to fully cover the period that the Mortgaged Property is undergoing restoration (or Owner deposits with Lender any shortfall or provides evidence that such sums have been paid toward the operation of the Mortgaged Property); (C) Lender determines that the restoration is reasonably capable of being completed, at least 12 months prior to the Maturity Date; (D) the Loan-to-Value Ratio upon completion of restoration is estimated, by an appraiser acceptable to Lender, to be no greater than .65:1.0; (E) the Franchise Agreement has not been, and cannot be, terminated as a result of the Condemnation; (F) the restoration can be completed within 12 months from the date that the Condemnation occurred, or within such shorter time period as may be required by the Franchise Agreement and shall be completed in accordance with all applicable federal, state and local laws; (G) the restoration is permitted or required under the Franchise Agreement; (H) the Aggregate Debt Service Coverage Ratio upon completion is reasonably anticipated to be at least equal to the greater of
     (1) 1.42:1.0 and (2) the Aggregate Debt Service Coverage Ratio in effect immediately prior to the date of the condemnation; (I) Owner shall commence the Restoration as soon as reasonably practicable (but in no event later than forty-five (45) days after such damage or destruction occurs) and shall diligently pursue the same to satisfactory completion; (J) the Mortgaged Property and the use thereof after the Restoration will be in compliance with all applicable zoning laws, ordinances, rules and regulations; and (K) less than 25% of the land constituting the Mortgaged Property is taken, then, if no Event of Default shall have occurred and be continuing, the Condemnation award or proceeds shall be paid to Owner for the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property or the part thereof subject to the Condemnation, as provided for below; and Owner hereby covenants and agrees forthwith to commence and diligently to prosecute such restoring, repairing, replacing or rebuilding. NOI for purposes of this calculation shall be NOI for the 12 calendar month period immediately preceding the Condemnation, unless the appraiser referenced in clause (D) above estimates that NOI after the restoration will be more than ten (10%) percent less than NOI for such 12 calendar month period, in which case the

     Aggregate Debt Service Coverage Ratio shall be calculated using the appraiser's estimate of NOI.

          (iii) Except as provided above, the award or proceeds collected upon any Condemnation shall, at the option of Lender in its sole discretion, be applied to the payment of the Debt or paid to Owner for the cost of restoring, repairing, replacing or rebuilding the Mortgaged Property or the part thereof subject to the Condemnation in the manner set forth below. In no case shall any such application reduce or postpone any payments otherwise required pursuant to the Note, other than the final payment on the Note.

          (iv) In the event that a Condemnation award or proceeds, if any, shall be made available to Owner for the restoring, repairing, replacing or rebuilding of the Mortgaged Property, Owner hereby covenants to restore, repair, replace or rebuild the Mortgaged Property to be of at least equal value and of substantially the same character as prior to such
     Condemnation, all to be effected in accordance with applicable law and plans and specifications approved in advance by Lender; provided, however, that Owner shall pay all costs (and if required by Lender, shall deposit the total thereof with Lender in advance) of such restoring, repairing, replacing or rebuilding in excess of the net award or proceeds made available pursuant to the terms hereof. The net condemnation awards held by Lender shall be invested in Eligible Investments as directed by Owner consistent with the completion of the restoration until disbursed in accordance with this Section 8.

          (v) In the event Owner is entitled to proceeds held by Lender, such proceeds shall be disbursed from time to time upon Lender being furnished with: (A) evidence satisfactory to it of the estimated cost of completion of the restoration, repair, replacement and rebuilding; (B) funds, or, at Lender's option, assurances satisfactory to Lender that such funds are available, sufficient in addition to the Condemnation award or proceeds to complete the proposed restoration, repair, replacement and rebuilding; and
     (C) such architect's certificates, waivers of lien for work previously performed or contemporaneously funded, contractor's sworn statements, title insurance endorsements, bonds, plats of survey and such other evidences of cost, payment and performance as Lender may reasonably require and approve. Lender may, in any event, require that all plans and specifications for such restoration, repair, replacement and rebuilding be submitted to and approved by Lender prior to commencement of work (which approval shall not be unreasonably withheld). No payment made prior to the final completion of the restoration, repair, replacement and rebuilding shall exceed ninety (90%) percent of the value of the work performed from time to time. Funds other than the Condemnation award or proceeds shall be disbursed prior to disbursement of such proceeds, and at all times the undisbursed balance of such proceeds remaining in Lender's possession, together with funds deposited for that purpose or irrevocably committed to the satisfaction of Lender by or on behalf of Owner for that purpose, shall be at least sufficient in the reasonable judgment of Lender to pay for the cost of completion of the restoration, repair, replacement or rebuilding, free and clear of all liens and claims of lien. Any surplus which may remain out of a Condemnation award or proceeds held by Lender after payment of such costs of restoration, repair, replacement or rebuilding shall be delivered to Owner, provided such restoration was performed in accordance with the provisions of this Section, and Owner is not then in default of its obligations under the Loan Documents.

          (vi) Notwithstanding anything to the contrary herein, the application of any condemnation award as set forth in this Subsection 8(b) shall be subject to the terms of any applicable Ground Lease.

     9. LEASES AND RENTS

     (a) In connection with the Loan, Owner has absolutely and unconditionally assigned to Lender all of Owner's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that such assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Lender. Owner shall execute and deliver to Lender such additional instruments, in form and substance reasonably satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Section, Lender has granted to Owner a revocable license to operate and manage the Mortgaged Property and to collect the Rents and the Accounts Receivable. Owner shall hold the Rents and the Accounts Receivable, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums. Upon the occurrence of an Event of Default, the license granted to Owner shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and the Accounts Receivable, whether or not Lender enters upon or takes control of the Mortgaged Property. Lender is hereby granted and assigned by Owner the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents and the Accounts Receivable. Any Rents and the Accounts Receivable collected after revocation of the license may be applied toward payment of the Debt in such priority and proportions as Lender in its discretion shall deem appropriate.

     (b) Owner shall furnish Lender with executed copies of all Leases for space in excess of 1,000 square feet at any hotel comprising the Mortgaged Property. All renewals of Leases and all proposed Leases shall provide for rental rates comparable to existing local market rates and shall be arms-length transactions. All proposed Leases shall be subject to the prior approval of Lender except that proposed Leases which: (i) are for less than 1,000 square feet in the aggregate at each hotel comprising the Mortgaged Property; (ii) are the result of an arms-length transaction with a bona fide, independent third-party; (iii) provide for rental rates comparable to existing market rates; and (iv) do not contain any terms which would materially affect Lender's rights under the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement or the other Loan Documents, shall not be subject to the prior approval of Lender. All Leases, except for the Ground Leases, shall provide that they are subordinate to the Mortgage and that the lessee agrees to attorn to Lender. Owner shall: (A) observe and perform in all material respects all the obligations imposed upon the lessor under the Leases (except with respect to the Ground Leases, it shall observe and perform all of the obligations imposed upon lessee) and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (B) promptly send to Lender copies of all notices of default which Owner shall send or receive thereunder; (C) enforce all of the terms, covenants and conditions contained in the Lease on the part of the lessee thereunder to be observed or performed, short of termination thereof, excluding the Ground Lease (which shall not be effected without prior notice to Lender and otherwise in accordance with the terms hereof or of the Assignment); (D) not collect any Rents more than one month in advance, except as may be permitted in the Assignment (and with respect to any Ground Lease, it shall pay all Ground Rent to be paid by Owner as tenant pursuant to the terms of the Ground Lease); (E) not execute any other assignment of the lessor's interest in the Leases or Rents; (F) other than de minimis non-financial amendments, not alter, modify or change the terms of the Leases without the prior written consent of Lender (which consent shall not be unreasonably withheld), or, except if a lessee is in default, cancel or terminate the Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Mortgaged Property or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder; provided, however, that any Lease may be canceled if at the time of the cancellation thereof a new Lease is entered into with a bona fide, independent third-party on substantially the same terms or more favorable terms as the canceled Lease; (G) not alter, modify or change the terms of any guaranty of the Leases or cancel or terminate such guaranty without the prior written consent of Lender; (H) not consent to any assignment of or subletting under the Leases not in accordance with their terms (or with respect to the Ground Lease, assign or sublet its interest thereunder), without the prior written consent of Lender; and (I) execute and deliver at the request of Lender all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Lender shall from time to time request. Notwithstanding anything to the contrary contained in subsection (b) of this Section, the provisions of clauses (B), (C),
(F), (G) and (H) of this subsection (b) shall not apply to any Lease the rentable square footage of which is for less than 1,000 square feet (a "Material Lease").

     (c) All security deposits of lessees in excess $5,000.00, whether held in cash or any other form, shall not be commingled with any other funds of Owner and, if cash, shall be deposited by Owner at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which Owner is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall, if permitted pursuant to any legal requirements, name Lender as payee or mortgagee thereunder (or at Lender's option, be fully assignable to Lender) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Lender. Owner shall, upon request, provide Lender with evidence reasonably satisfactory to Lender of Owner's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Owner shall, upon Lender's request, if permitted by any applicable legal requirements, turn over to Lender the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Mortgaged Property, to be held by Lender subject to the terms of the Leases.

     10. REPRESENTATIONS CONCERNING LOAN

     Owner represents, warrants and covenants as follows:

     (a)  The  Note,  the  Mortgage,   this  Agreement,   the  Assignment,   the
Environmental Agreement and the other Loan Documents are the legal, valid and binding obligations of Owner, and are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor would the operation of any of the terms of the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement and the other Loan Documents, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury.

     (b) To the best of Owner's knowledge after due inquiry, all certifications, permits, licenses and approvals required for the legal use, occupancy and operation of the Mortgaged Property as a hotel including, without limitation, any applicable liquor license, certificate of completion and occupancy permit, have been or will be obtained and are in full force and effect. The Mortgaged Property is free of material damage and is in good repair, and there is no proceeding pending or, to the best of Owner's knowledge, threatened for the total or partial condemnation of, or affecting, the Mortgaged Property.

     (c) Except as shown on the surveys furnished to Lender in connection with the Loan, all of the Improvements which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, no improvements on adjoining properties encroach upon the Mortgaged Property, and no easements or other encumbrances upon the Premises encroach upon any of the Improvements, so as to affect the value or marketability of the Mortgaged Property. The Mortgaged Property is contiguous to and has access to a physically and legally open all-weather public street, has all necessary permits and approvals for ingress and egress, is adequately serviced by public water, sewer systems and utilities and is on one or more separate tax parcels, all of which are separate and apart from any other property owned by Owner or any other person. The Mortgaged Property has all necessary access by public roads or easements which in each case are not terminable and are not subordinate to any mortgage other than the Mortgage. To the best of Owner's knowledge after due inquiry, all of the Improvements comply with all requirements of applicable building codes, zoning and subdivision laws and ordinances.

     (d) To the best of Owner's knowledge after due inquiry, the Mortgaged Property is not subject to any leases, licenses or other use or occupancy agreements other than the Leases described in the rent roll delivered to Lender in connection with this Agreement. No person has any possessory interest in the Mortgaged Property or right to occupy any portion thereof except under and pursuant to the provisions of the Leases or transient hotel guests in the ordinary course of Owner's business.

     (e) To the best of Owner's knowledge after due inquiry, the surveys of the Mortgaged Property delivered to Lender in connection with this Agreement have been performed by duly licensed surveyors or registered professional engineers in the jurisdictions in which the Mortgaged Property are situated, and to the best of Owner's knowledge after due inquiry, does not fail to reflect any material matter affecting the Mortgaged Property or the title thereto.

     (f) The financial statements, capital budgets, operating budgets and other financial information (the "Financial Documents") heretofore furnished to Lender are, as of the date specified therein, complete and correct in all material respects and fairly present the financial condition of Owner, and are prepared in accordance with the Uniform Systems of Accounts, consistently applied. Owner does not have on the date hereof any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments which in each case are known to Owner and which, in Owner's opinion, are reasonably likely to result in a material adverse effect on the Mortgaged Property or the operation thereof as a hotel, except as referred to or reflected or provided for in the Financial Documents heretofore furnished to Lender or as otherwise disclosed to Lender herein. Since the last date of such Financial Documents, there has been no material adverse change in the financial condition, operations or business of Owner from that set forth in such financial statements as of the dates thereof.

     (g) The Franchise Agreement is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation by any party thereunder.

     (h) The Management Agreement is in full force and effect and there is no default, breach or violation existing thereunder by any party thereto and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach or violation by any party thereunder.

     (i) Neither the execution and delivery of the Loan Documents, Owner's performance thereunder, the recordation of the Mortgage, nor the exercise of any remedies by Lender, will violate or conflict with the terms of (A) the Franchise Agreement or the Management Agreement, (B) the licenses, registrations, permits, certificates, authorizations and approvals necessary for the operation of the Mortgaged Property as a hotel, (C) the provisions of any law, any order or judgment  of any  court  or  governmental  authority  and  (D) the  articles  of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of Owner.

     (j) The current Leases are in full force and effect, there are no defaults by Owner and to the best of Owner's knowledge, after due inquiry the tenant thereunder, there are no conditions which with the passage of time and/or notice would constitute defaults thereunder, there are no offsets or defenses under the Leases, no Lease contains an option to purchase (other than in favor of the Owner), right of first refusal or purchase or any similar provision, each Lease (other than the Ground Lease) is subordinate to the lien of the Mortgage, none of the Rents have been collected more than one (1) month in advance (except that with respect to the Ground Lease, it has paid all Ground Rents and other sums required to be paid by Owner under the Ground Lease), all security deposits relating to the Leases reflected on the certified rent roll delivered to Lender have been collected by Owner and all of the terms of the alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender.

     (k) If requested by Lender from time to time, Owner shall cooperate with Lender and permit Lender to obtain, at Lender's sole cost and expense, a current MAI appraisal of the Mortgaged Property.

     (l) Owner owns adequate Collateral, including, personal property, Licenses (defined below) and Food and Beverage Inventory (defined below)) to maintain and operate the Mortgaged Property as a hotel in accordance with the standards of this Loan Agreement, the Management Agreement, and, the Franchise Agreement. The Collateral is not subject to any liens, leases or financing arrangements other than as previously approved by Lender and as otherwise set forth in Section 13 hereof. "Food and Beverage Inventory" shall mean food and beverages (including liquor), utensils and china stored at the hotel on the Mortgaged Property for service to hotel guests. "Licenses" shall mean all material franchises, trademarks, tradenames, copyrights, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the operation of the Mortgaged

Property and its business as presently conducted, including without limitation, liquor licenses, as applicable.

     (m) There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Owner's knowledge, threatened or contemplated against, or affecting, Owner or the Mortgaged Property other than those, if adversely determined, would have no Material Adverse Effect.

     (n) Each of the Mortgaged Properties is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Mortgaged Property or any portion thereof.

     (o) (i)(A) Owner is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Owner has been initiated, and (B) Borrower has received reasonably equivalent value for the granting of the Mortgage.

     (ii) Except as referenced in the substantive non-consolidation opinion delivered in connection with the Loan, no petition in bankruptcy has ever been filed by or against Owner, any Guarantor, any indemnitor or any related entity, or any principal, general partner or member thereof, in the last seven (7) years, and neither Owner, any Guarantor, any indemnitor nor any related entity, or any principal, general partner or member thereof, in the last seven (7) years has ever made any assignment for the benefit of creditors or taken advantage of any insolvency act or any act for the benefit of debtors.

     (p) Except as otherwise disclosed to Lender in writing, Owner, any Guarantor and any indemnitor have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Owner, any Guarantor nor any indemnitor knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

     (q) Owner has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

     (r) No portion of the Mortgaged Property has been or will be purchased, improved, equipped or furnished with proceeds of any illegal activity and to the best of Owner's knowledge, there are no illegal activities or activities relating to any controlled substance at the Mortgaged Property.

     (s) As of the date hereof , each Owner's respective principal place of business is the address of the hotel property owned by such Owner, as set forth on Schedule A attached.

     (t) (i) As of the date hereof and throughout the term of this Mortgage, (A) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (B) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA;

          (ii) As of the date hereof and  throughout  the term of this  Mortgage
(A) Owner is not and will not be a  "governmental  plan"  within the  meaning of
Section 3(32) of ERISA and (B) transactions by or with Owner are not and will not be subject to state statutes applicable to Owner regulating investments of and fiduciary obligations with respect to governmental plans;

          (iii) No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) or failure to make required contributions or reportable event within the meaning of section 4043(c) of ERISA (the reporting of which has not been waived by the Pension Benefit Guaranty Corporation ("PBGC")) has occurred with respect to any plan within the meaning of section 3(3) of ERISA ("Plan") as to which Owner or any member of its ERISA Controlled Group has or may have any obligation or liability, direct or indirect. To the best knowledge of Owner and its ERISA Controlled Group, no Plan which is a Multiemployer Plan within the meaning of Section 4001(a)(3) of ERISA ("Multiemployer Plan") is or is likely to be in reorganization (within the meaning of Section 424 of ERISA or Section 418 of the Code) or is insolvent (as defined in Section 4245 of ERISA). No lien under Section 412(n) of the Code or 302(f) of ERISA or requirement to provide security under Section 401(a)(29) of the Code or Section 307 of ERISA has been or is reasonably expected by Owner or any member of its ERISA Controlled Group to be imposed on the assets of Owner or any member of its ERISA Controlled Group. Owner and each member of its ERISA Controlled Group have complied in all material respects with the requirements of ERISA and the Code and plan documents for each Plan and any other applicable federal or state law with respect to Plans and are not in default (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan;

          (iv) Neither Owner nor any member of its ERISA Controlled Group, with respect to any Plan, is subject to any present or potential liability or withdrawal liability or annual withdrawal liability payments. No liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Plan or any trust established under Title IV of ERISA has been, or is expected by Owner or any member of its ERISA Controlled Group to be, incurred by Owner, or any member of its ERISA Controlled Group. As of the Closing Date, there are no Unfunded Benefit Liabilities. Owner does not have any contingent liability with respect to any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA) or exit fee or withdrawal fee for a multiple employer welfare plan, other than liability to make available continuation coverage under Part 6 of Title I of ERISA to be paid for solely by covered individuals. Owner has not engaged in any transaction prohibited by
Section 406 of ERISA or Section 4975 of the Code for which there is no statutory or regulatory exemption. Representations and warranties in this section 10(t) shall be deemed to be breached only if one or more representations or warranties is untrue or incorrect and, either individually or in the aggregate, this could reasonably be expected to result in a material adverse effect to Owner. For purposes of Sections 11(a)(xvi) and 40 and this section 10(t), material adverse effect shall mean any condition which has a material adverse effect upon (i) the business, operations, properties, assets, corporate structure or financial condition of Owner or (ii) the validity or enforceability of, or the ability of the Owner to meet any obligations under, any of the Note, this Mortgage or any of the other Loan Documents; and

          (v) For purposes of this Mortgage, "ERISA Controlled Group" means any corporation or entity or trade or business or person that is a member of any group described in Section 414(b), (c), (m) or (o) of the Code of which Owner is a member; provided, that for purposes of Title IV of ERISA such term shall only include Sections 414(b) and (c) of the Code, and "Unfunded Benefit Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (1) the present value of all benefit liabilities under a plan as defined in Section 4001(a)(16) of ERISA, exceeds (2) the fair market value of all plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan (on the basis of assumptions prescribed by the PBGC for the purpose of Section 4044 of ERISA).

     (u) None of the Permitted Exceptions, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, the Loan Agreement and the other Loan Documents, materially and adversely affect the value of the Mortgaged Property, impair the use or the operation of the Mortgaged Property or impair Owner's ability to pay its obligations in a timely manner.

     (v) All material contracts, agreements, consents, waivers, documents and writings of every kind or character, including, without limitation, the Management Agreement, if any, at any time to which Owner is a party to be delivered to Lender pursuant to any of the provisions of this Agreement are valid and enforceable against Owner and, to the best knowledge of Owner, are enforceable against all other parties thereto, and, to Owner's actual knowledge, in all respects are what they purport to be and, to the best knowledge of Owner, to the extent that any such writing shall impose any obligation or duty on the party thereto or constitute a waiver of any rights which any such party might otherwise have, said writing shall be valid and enforceable against said party in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally or (ii) general principles of equity.

     (w) Owner is not (a) an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (c) subject to any other federal or state law or regulation that purports to restrict or regulate its ability to borrow money.

     (x) Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Owner's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Owner's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by July 1, 1999.
The cost to the Owner of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Owner (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in an Event of Default. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Owner are and, with ordinary course upgrading and maintenance, will continue for the term of the Loan to be, sufficient to permit the Owner to conduct its business without material adverse effect.

     (y) Attached hereto as Schedule G is a full and complete list of all properties previously owned by AMI Operating Partners L.P. (other than the Mortgaged Property) which have been previously or shall be simultaneously herewith conveyed to entities other than each of the entities compromising the Owner.

     (z) Attached hereto as Schedule H is a list of all of the Mortgaged Properties subject to Property Improvement Plans ("PIP's") by the Franchisors. Owner represents and warrants that it is not in default under any PIP and such PIP's shall be completed on or before the completion dates set forth in the applicable PIP.

     11. SINGLE PURPOSE ENTITY; AUTHORIZATION

     (a) Owner covenants and agrees that it has not and shall not and agrees that its general partner(s), or managing member(s), as the case may be (each, a "Principal") shall not:

          (i) with respect to each Owner, engage in any business or activity other than the ownership, leasing, operation, use and maintenance of the applicable Mortgaged Property, if any, and activities incidental thereto, and with respect to each Principal, engage in any business or activity other than the ownership of its interest in Owner and such activities as are directly related to its acting as the Principal of Owner;

          (ii) with respect to Owner, acquire or own any material assets other than (A) the Mortgaged Property, if any, and (B) such incidental Personal Property as may be necessary for or related to the operation of the Mortgaged Property, if any, and with respect to each Principal, acquire or own any material assets other than its ownership interest in the applicable Owner and such incidental Personal Property as may be necessary in connection therewith;

          (iii) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's consent;

          (iv) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, (A) amend, modify, terminate or fail to comply with the provisions of Owner's partnership agreement, articles or certificate of incorporation, certificate of organization, operating agreement or similar organizational documents, as the case may be, or of Principal's partnership agreement, articles or certificate of incorporation, certificate of organization, operating agreement or similar organizational documents, as the case may be, whichever is applicable or (B) violate the assumptions contained in that certain non-consolidation opinion dated the date hereof and delivered by Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. to Lender and the Rating Agencies;

          (v) own any subsidiary or make any investment in, any person or entity without the consent of Lender;

          (vi) except as set forth in Section 66(a)(i) hereof, commingle its assets with the assets of any of its general partners, managing members, affiliates, principals or of any other person or entity;

          (vii) With respect to Owner, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt and the Permitted FF&E Financing except in the ordinary course of its business of owning and operating the applicable Mortgaged Property, if any, provided that such debt (A) is paid within 60 days of the date it is incurred, (B) does not exceed four percent (4%) of the Allocated Loan Amount with respect to each individual Mortgaged Property; and (C) is not evidenced by a note, and with respect to the Principal, incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) except the obligations contained in the Guaranty;

          (viii) become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due, other than such debts and liabilities that Owner is contesting pursuant to and in accordance with the provisions of Section 32;

          (ix) fail to maintain its records, books of account and bank accounts separate and apart from those of the partners, members, principals and affiliates of Owner or of Principal, as the case may be, the affiliates of a general partner or managing member of Owner or of Principal, as the case may be, and any other person or entity;

          (x) enter into any contract or agreement with any partner, member, principal or affiliate of Owner or of Principal, as the case may be, any partner, member, principal or affiliate thereof (other than the Management Agreement), except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any partner, member, principal or affiliate of Owner or of Principal, as the case may be, or any partner, member, principal or affiliate thereof;

          (xi) seek the dissolution or winding up in whole, or in part, of Owner or of Principal, as the case may be;

          (xii) fail to correct any known misunderstandings regarding the separate identity of Owner or Principal, as the case may be, or any partner, member, principal or affiliate thereof;

          (xiii) hold itself out to be responsible for the debts of another person;

          (xiv) make any loans or advances to any third party, including any partner, member, principal or affiliate of Owner or of Principal, as the case may be, or any partner, member, principal or affiliate thereof;

          (xv) fail to file its own tax returns except where combined or consolidated returns are permitted or required by Applicable Law provided that such combined or consolidated returns shall provide that such entities are separate legal entities and pay their respective proportionate share of the taxes shown on such returns;

          (xvi) agree to, enter into or consummate any transaction which would render Owner or Principal, as the case may be, unable to furnish the certification or other evidence referred to in Section 40 hereof;

          (xvii) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business, or (B) to suggest that Owner or Principal, as the case may be, is responsible for the debts of any third party (including any partner, member, principal or affiliate of Owner or of Principal, as the case may be, or any partner, member, principal or affiliate thereof);

          (xviii) reduce its capital below an amount which is adequate for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

          (xix) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors;

          (xx) share any common logo with or hold itself out as or be designated as a department or division of (A) any partner, member, principal or affiliate of Owner or of Principal, as the case may be, (B) any affiliate of a partner or member of Borrower or of Principal, as the case may be, or
     (C) any other person or entity;

          (xxi) with respect to Owner, if Owner is a corporation, or Principal, if Owner is a partnership or limited liability company, fail at any time to have at least one independent director that is not and has not been for at least five (5) years a director, officer, employee, shareholder or a trade creditor who derives more than 10% of its gross revenues from the Persons referred to in (A)-(D) below (or spouse, parent, sibling or child of the foregoing) of (A) Owner, (B) Principal, (C) any partner, member, principal or affiliate of Owner or of Principal, or (D) any affiliate of any partner or member of Owner or of Principal, in each case, other than with respect to such Person's services as an independent director of Owner or of Principal, as the case may be, and such Person's service as an Independent Director for affiliates of Owner or Principal as applicable;

          (xxii) with respect to Owner, if Owner is a corporation or Principal, if Owner is a partnership or limited liability company, cause or allow the board of directors of Owner or Principal, as the case may be, to take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless an independent director shall have participated in such vote; or

          (xxiii) file, without the unanimous consent of all of the partners, directors or members, as applicable, a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest.

     (b) If Owner or Principal is a partnership, (1) its partnership agreement must provide that the partnership will only dissolve upon the withdrawal, dissolution or bankruptcy of the last remaining general partner or the occurrence of any other event that causes the last general partner to cease to be a general partner of the partnership, but the partnership will not be dissolved if all of the remaining partners, within ninety (90) days, elect to continue the partnership and appoint a new general partner, (2) at least one of its general partners must at all times be a single purpose entity as described in Subsection 11(a), (3) its partnership agreement must provide that the dissolution and winding up or insolvency filing of such partnership requires the unanimous consent of all general partners, and its partnership agreement must include provisions substantially similar to those contained in Subsection 11(a). If Owner or Principal is a limited liability company, (i) its certificate of organization, operating agreement and other organizational documents must provide that the limited liability company will only dissolve upon the withdrawal, dissolution or bankruptcy of the last remaining managing member, but the limited liability company will not be dissolved if the personal representative of the last remaining member within ninety (90) days, elects to continue the limited liability company and appoint a new managing member, and if such personal representative fails to elect to continue the limited liability company, the consent of the Investors (defined below) in the Securities (defined below) shall be required prior to the liquidation of any assets of the limited liability company, (ii) at least one of its managing members must at all times be a single purpose entity as described in Subsection 11(a), (iii) its certificate of organization, operating agreement and other organizational documents must provide that the dissolution and winding up or insolvency filing of such limited liability company requires the unanimous consent of all members, and (iv) its certificate of organization, operating agreement and other organizational documents must include provisions substantially similar to those contained in Subsection 11(a). If Owner or Principal is a corporation, such entity's articles of incorporation must include provisions substantially similar to those contained in this Subsection 11(a). Any other entity seeking to qualify as a single purpose entity as described in this Subsection 11(a) shall have adopted provisions in its governing documents that are substantially similar to the provisions contained in this Section 11 and described above for partnerships and corporations.

     12. MAINTENANCE OF MORTGAGED PROPERTY

     Owner shall cause the Mortgaged Property to be maintained in a good and safe condition and repair. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment). Owner shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, except breaches or violations which, individually or in the aggregate, shall not cause a material adverse effect on (i) the Mortgaged Property, (ii) the business, profits, prospects, management, operations or condition (financial or otherwise) of Owner, (iii) the enforceability, validity, perfection or priority of the lien of the Loan Documents, or (iv) the ability of the Owner to perform its obligations under the Loan Documents. Owner shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be destroyed by any casualty, or become damaged, worn or dilapidated, or which may be affected by any proceeding of the character referred to in Section 8 hereof, and shall complete and pay for any structure at any time in the process of construction or repair on the Mortgaged Property; provided, however, that if Lender exercises its right to apply insurance proceeds other than for repair and restoration, Owner shall have no independent obligation to fund the cost thereof or to make such repair or restoration. Except as expressly permitted in writing by Lender, Owner shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Owner will not cause or permit such nonconforming use to be discontinued or abandoned without the prior written consent of Lender. Owner shall not: (a) change the use of the

Mortgaged Property as currently configured and utilized; (b) permit or suffer to occur any waste on or to the Mortgaged Property or to any portion thereof; or
(c) take any steps whatsoever to convert the Mortgaged Property, or any portion thereof, to a condominium or cooperative form of ownership. Notwithstanding anything to the contrary herein, this Section 12 shall be subject to the terms of any Ground Lease.

     13. TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY

     (a) Owner acknowledges that Lender has examined and relied on the creditworthiness and experience of Owner and its general partners, principals and (if Owner is a trust) beneficial owners in owning and operating properties such as the Mortgaged Property in agreeing to make the loan secured by the Mortgage, and that Lender will continue to rely on Owner's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Owner acknowledges that Lender has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Owner default in the repayment of the Debt, Lender can recover the Debt by a sale of the Mortgaged Property. Except as permitted in
Section 61 hereof or otherwise in accordance with the terms of the Loan Documents, Owner shall not, without the prior written consent of Lender, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Mortgaged Property or any part thereof, or permit the Mortgaged Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred.

     (b) A sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer within the meaning of this Section shall be deemed to include: (i) an installment sales agreement wherein Owner agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments; (ii) an agreement by Owner leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Owner's right, title and interest in and to any Leases or any Rents; (iii) if Owner, any Guarantor, or any general partner of Owner or any Guarantor is a corporation, the voluntary or involuntary sale, conveyance, pledge or transfer of such corporation's stock (or the stock of any such corporation directly or indirectly controlling such corporation by operation of law or otherwise) or the creation or issuance of new voting stock in one or a series of transactions, where such shares of stock are not held by parties who are currently shareholders in the same manner and proportion as such parties currently hold shareholder interests; (iv) if Owner, any Guarantor or any indemnitor or any general or limited partner or member of Owner, any Guarantor or any indemnitor is a limited or general partnership or joint venture, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of limited partnership interests (or the limited partnership interests of any limited partnership directly or indirectly controlling such limited partnership by operation of law or otherwise), or the creation or issuance of new limited partnership interests, where such limited partnership interests are not held by parties who are currently limited partners in the same manner and proportion as such parties currently hold limited partnership interests; (v) if Owner, any Guarantor, any indemnitor or any general or limited partner or member of Owner, any Guarantor or any indemnitor is a limited liability company, the change, removal or resignation of a managing member or the transfer of the membership interest of any managing member or any profits or proceeds relating to such membership interest or the voluntary or involuntary sale, conveyance, transfer or pledge of membership interests (or the membership interests of any limited liability company directly or indirectly controlling such limited liability company by operation of law or otherwise), or the creation or issuance of new membership interests where such membership interests are not held by parties who are currently members in the same manner and proportion as such parties currently hold membership interests; and (vi) if Owner is not wholly owned and controlled directly or indirectly by Servico, Inc. (other than Servico Centre Associates Limited Partnership ("SCALP") which shall be wholly owned and controlled directly or indirectly by Palm Beach Hotel Enterprises, Inc., the general partner of SCALP and (vii) if Servico, Inc. is not wholly owned and controlled directly or indirectly by Lodgian, Inc.

     (c) Lender  reserves  the right to  condition  the consent  required  under
Section 13(a) upon a modification of the terms hereof (which such modification shall not modify or amend the material economic terms hereof) and on assumption of the Note, the Mortgage, this Loan Agreement and the other Loan Documents as so modified by the proposed transferee, payment of all of Lender's out-of-pocket expenses actually incurred in connection with such transfer, the approval by each of the Rating Agencies that have assigned a rating to the Securities of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in Section 11 and Section 40 hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Owner's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Mortgaged Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Mortgaged Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Mortgaged Property.

     (d) Notwithstanding the foregoing, Lender's consent shall not be required in connection with the transfer of (i) the publically traded shares of stock in Lodgian, Inc., or (ii) limited partnership interests in Servico Centre Associates Limited Partnership (which are not directly or indirectly owned by Servico, Inc.); provided such limited partners shall never hold equity interests in Servico Centre Associates Limited Partnership in excess of 50%.

     (e) Lender acknowledges that Owner, KDS Corporation, and Servico, Inc. have each pledged certain Collateral relating to certain of the Mortgaged Properties to certain leasing and/or financial companies listed on Part I of Schedule I attached hereto in connection with certain FF&E financings in the respective original and outstanding principal amounts set forth on Schedule I (the
"Existing FF&E Financing"), which loans shall mature or equipment lease agreements shall expire on those dates set forth on Schedule I. Owner covenants and agrees to fully perform or to cause Servico, Inc. and KDS Corporation, as applicable, to fully perform its obligations under the loan documents and/or equipment lease agreement, as applicable, evidencing and serving the Existing FF&E Financing.

     (f) Notwithstanding anything contained in this Section 13 to the contrary, Lender's consent shall not be required for the granting of a security interest by Owner and/or Servico, Inc. in television sets, washers, dryers, cubers, dispensers, door locks, air conditioners, filter systems, impress ironers, refrigerators, microwaves, dish and glass washing machines, vans, phone systems, microfridges, or computer systems ("Pledged FF&E"), provided Lender has received prior written notification of such Borrower's and/or Servico, Inc's intent to pledge such

Pledged FF&E, and provided, further, that (i) any such security agreement or equipment lease agreement is subject to commercially prudent terms and conditions, (ii) the Pledged FF&E is readily replaceable without material interference or interruption to the operation of the Mortgaged Property as required pursuant to the provisions of the Mortgage and this Loan Agreement, and
(iii) the aggregate annual payments pursuant to the Existing FF&E Financing and any note(s) secured by the security agreement(s) or equipment lease agreement(s) relating to the Pledged FF&E located on or used in connection with each Mortgaged Property is less than $50,000 (the "FF&E Annual Payment Cap"), except with respect to Property Nos. 13 (Omni West Palm Beach), 39 (Quality Hotel Metairie), 50 (Holiday Inn St. Paul), 57 (Omni Albany Hotel), and 81 (Holiday Inn Austin South), the FF&E Annual Payment Cap shall be the amount set forth under the column entitled "Allocated Annual Payments" on Part II of Schedule I (collectively; the "Permitted FF&E Financing").

     (g) Notwithstanding anything to the contrary in this Section 13, Lender shall permit the mortgage dated June 8, 1992 and recorded in Official Records Book 3739, Page 506 of the Public Records of Palm Beach County, Florida, as modified, amended and assigned (the "Subordinate Mortgage") relating to the Mortgage Property described as Property No. 13 on Schedule A attached (Omni Hotel -West Palm Beach) provided simultaneously herewith, (i) Owner executes and delivers to Lender's form of Subordination and Intercreditor Agreement acceptable to Lender in all respects and (ii) the holder of the Subordinate Mortgage pledges and collaterally assigns to Lender the Subordinate Mortgage as additional collateral for the Loan.

     (h) Notwithstanding anything to the contrary contained in this Section 13, Lender's consent shall not be required pursuant to this Section 13 with respect to the Condominium Conversion described in Section 61 provided the terms and provisions of Section 61(l) are satisfied.

     (i) Lender's consent to a sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property shall not be deemed to be a waiver of Lender's right to require such consent in the future. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Mortgaged Property made in contravention of this Section shall be null and void and of no force or effect.

     (j) Owner agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, Lender's out-of-pocket attorney's fees and disbursements (including on appeal), title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval or disapproval, and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer.

     (k) Anything herein to the contrary notwithstanding, transfers and partial releases of the Mortgaged Property shall be permitted in accordance with the terms of Section 61 hereof.

     14. ESTOPPEL CERTIFICATES; AFFIDAVITS

     (a) Within ten (10) days after request, Owner and Lender shall furnish the other with a statement, duly acknowledged and certified, setting forth: (i) the amount of the original principal amount of the Note; (ii) the then outstanding principal balance of the Note; (iii) the rate of interest of the Note; (iv) the date on which installments of interest and/or principal were last paid; (v) any offsets or defenses to the payment of the Debt; and (vi) that the Note, the Mortgage, this

Agreement, the Assignment, the Environmental Agreement and the other Loan Documents are valid, legal and binding obligations, which have not been modified or if modified, giving particulars of such modification; provided, however, that neither Owner nor Lender shall be required to provide a statement hereunder more frequently than once in a calendar quarter.

     (b) Within ten (10) days after request by Lender, but in no event more frequently than once in any 12-month period, Owner shall furnish Lender with a certificate reaffirming all representations and warranties of Owner set forth herein and in the other Loan Documents as of the date requested by Lender or, to the extent of any changes to any such representations and warranties, so stating such changes.

     (c) Owner shall deliver to Lender upon request, tenant estoppel certificates from each tenant under a Lease for more than 1,000 square feet in form and substance reasonably satisfactory to Lender; provided, however, that Owner shall not be required to deliver such certificates more frequently than two times in any calendar year.

     (d) Owner upon any transfer or proposed transfer  pursuant  contemplated by
Section 21(b), at Lender's request, Owner shall provide an estoppel certificate to the Investor (defined in Subsection 21(b)) or prospective Investor in such form, substance and detail required pursuant to Section 21.

     (e) Owner  shall,  promptly  upon  request of Lender,  deliver an  estoppel certificate from Manager stating that (i) the Management Agreement, the FF&E Replacement Management Agreement or such other franchise agreement relating to the Mortgaged Property is in full force and effect and has not been modified, amended or assigned, (ii) neither Manager or Qualified Manager, as applicable, nor, to Manager's or Qualified Manager's knowledge, as applicable, Owner is in default under any of the terms, covenants or provisions of the Management Agreement or FF&E Replacement Management Agreement, as applicable, and Manager or Qualified Manager, as applicable, knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement or FF&E Replacement Management Agreement, as applicable, (iii) neither Manager or Qualified Manager, as applicable, nor, to Manager's or Qualified Manager's knowledge, as applicable, Owner has commenced any action or given or received any notice for the purpose of terminating the Management Agreement or the FF&E Replacement Management Agreement, as applicable, and (iv) all sums due and payable to Manager or Qualified Manager, as applicable, under the Management Agreement or FF&E Replacement Management Agreement, as applicable, have been paid in full.

     15. CHANGES IN THE LAWS REGARDING TAXATION

     If any law is enacted, adopted or amended after the date of this Agreement which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation, or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Mortgaged Property, Owner will pay such tax, with interest and penalties thereon, if any. In the event Lender or its counsel determines that the payment of such tax or interest and penalties by Owner would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than 180 days, to declare the Debt immediately due and payable, which prepayment shall not include Default Consideration (as defined in the Note).

     16. NO CREDITS ON ACCOUNT OF THE DEBT

     Owner will not claim, demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of the Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than 180 days, to declare the Debt immediately due and payable.

     17. DOCUMENTARY STAMPS

     If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps (including, without limitation, any documentary stamps and mortgage filing privilege tax) to be affixed to the Note or the Mortgage, or shall impose any other tax or charge on the same, Owner will pay for the same, with interest and penalties thereon, if any.

     18. CONTROLLING AGREEMENT

     It is expressly stipulated and agreed to be the intent of Owner and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Lender's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note and all other Debt (or, if the Note and all other Debt have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     19. BOOKS AND RECORDS

     (a) Owner will keep and maintain or cause to be kept and maintained on a calendar year basis proper books of record and account separate and apart from any other person or entity, in which accurate and complete entries shall be made of all dealings or transactions of or in relation to the Mortgaged Property, in accordance with then applicable United States generally accepted accounting principles (as in effect from time to time) (the "Uniform System of Accounts"). Lender and its authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of Owner and/or Manager relating to the operation of the Mortgaged Property and to make such copies or extracts thereof as Lender may reasonably require.

     (b) (i) Not later than fifty (50) days following the end of each calendar quarter of Owner's operations, Owner will deliver to Lender unaudited financial statements of Owner (on an individual and a consolidated basis) prepared in accordance with the Uniform System of Accounts (together with reconciliation schedules setting forth actual cash flow of the Mortgaged Property) on an accrual basis, including an average daily rate statement for such quarter, a balance sheet as of the end of such quarter, a statement of revenues and expenses for such quarter and operating statements of the Mortgaged Property, detailing the Gross Income received for the Mortgaged Property operations, including, all Rents and Accounts Receivable, the Expenses incurred at the Mortgaged Property level and the NOI derived at the Mortgaged Property before and after debt service (principal and interest) and major capital improvements for that quarter and containing appropriate year to date information, including a comparison for such quarter with the annual budget delivered pursuant to Subsection 19(e). Such statements for each quarter shall be accompanied by a certificate of Owner signed by a financial officer of Owner or one of its general partners or members and attesting that, to the signer's actual knowledge, (A) such statements fairly represent the financial condition and results of operations of Owner and the Mortgaged Property in accordance with the Uniform System of Accounts (subject to year end adjustments), (B) as of the date of such certificate of Owner, no Event of Default exists or, if so, specifying each such Event of Default and the nature and status thereof and the action then being taken by Owner or proposed to be taken to remedy such Event of Default, and (C) the Aggregate Debt Service Coverage Ratio for such calendar quarter.

          (ii) Not later than ninety-five (95) days after the end of each calendar year of Owner's operations, Owner will deliver to Lender audited financial statements of Owner (on an individual and a consolidated basis) prepared and certified by a nationally recognized, independent public accounting firm of certified public accountants, which firm shall either be a "Big Six" firm or otherwise acceptable to Lender in its sole discretion (an "Independent Accountant") in accordance with the Uniform System of Accounts (together with reconciliation schedules setting forth actual cash flow of the Mortgaged Property), including an average daily rate statement for such year, a balance sheet as of the end of such year and a statement of Gross Income and Expenses relating to the Mortgaged Property for such year and operating statements of the Mortgaged Property, detailing the Gross Income received, the Expenses incurred and the NOI derived at the Mortgaged Property before and after debt service (principal and interest) and major capital improvements for that year and containing appropriate year to date information, including a comparison for such year with the annual budget delivered pursuant to Subsection 19(e). Such annual financial statements shall also be accompanied by a certificate of Owner in the form required pursuant to Subsection 19(b)(i) and a current monthly rent roll which satisfies the requirements of Section 19(d) below for the calendar month immediately previous to the date of the delivery of the financial statements required by this Subsection.

     (c) Not later than thirty (30) days following each calendar month, Owner will deliver to Lender unaudited monthly operating statements of the Mortgaged Property (on an individual and a consolidated basis), detailing the Gross Income received for Mortgaged Property operations, including Rents and Accounts Receivable, the Expenses incurred at the Mortgaged Property level and the NOI derived at the Mortgaged Property before and after debt service (principal and interest) and major capital improvements for that month and containing appropriate year to date information, including a comparison of such month with the Approved Capital Budget delivered pursuant to Subsection 19(e). Such statements for each month shall be accompanied by a certificate of Owner signed by a financial officer of Owner or one of its general partners or members and certifying that, to the signer's actual knowledge, (A) such statements fairly represent the financial condition and results of operations of Owner in accordance with The Uniform System of Accounts (subject to year end adjustments), (B) as of the date of such certificate of Owner, no Event of Default exists or, if so, specifying each such Event of Default and the nature and status thereof and the action then being taken by Owner or proposed to be taken to remedy such Event of Default, and (C) the Aggregate Debt Service Coverage Ratio for such calendar month.

     (d) At the written request of Lender, Owner will deliver to Lender a rent roll for the Mortgaged Property with respect to each Material Lease, dated as of the end of such calendar month, containing (i) a list of the original tenants and current tenant, subtenant, licensee or other occupant under each Lease, (ii) the gross leasable square feet leased by each tenant and the location thereof,
(iii) the annual fixed rent and additional rent currently payable by each tenant and the date on which each payment thereof is due, (iv) the commencement and the expiration date of each of the Leases and the renewal terms thereof, (v) the date through which all Rent has been paid, the amount of any prepaid Rents and the amount of any delinquencies under each Lease, (vi) the amount of all concessions, abatements, credits and allowances to which each tenant is entitled under each Lease, (vii) the amount of security deposits given under each Lease and the amount of the accrued interest thereon, (viii) all options and renewal rights that each tenant has under each Lease, (ix) any guaranty or other security given under any Lease, (x) any obligations of Owner under the Lease for tenant improvements, construction and unpaid obligations for brokerage fees and commissions, and (xi) any termination rights or options contained in each Lease or in such form as may otherwise be required by Lender; and such rent roll shall be accompanied by a certificate of Owner certifying that, to Owner's knowledge, such rent roll is true, correct and complete in all material respects and stating whether Owner, within the past calendar quarter, has issued a notice of default with respect to any Material Lease which has not been cured, and the nature of such default. Owner may deliver the information required under clauses (v)-(xi) above on a separate schedule, certified by Owner, as true, complete and correct in all material respects, to Owner's knowledge. Upon request by Lender (such request to be made no more often than once each calendar quarter), Owner shall deliver to Lender a certified copy of any Material Lease entered into during the calendar quarter to which such current report relates, which certification shall include a statement that each such Lease complies with the provisions of Section 9. Borrower hereby represents and warrants that the rent roll delivered to Lender as of the date hereof is true, correct and complete in all material respects.

     (e) For each fiscal year commencing on January 1, 1999, and for each fiscal year thereafter, Owner shall submit to Lender for Lender's written approval an annual operating budget (a "Capital Budget") not later than thirty (30) days prior to the commencement of such fiscal year, in form satisfactory to Lender setting forth in reasonable detail budgeted monthly operating expenses for the Mortgaged Properties, including all planned capital expenditures in respect of the Mortgaged Properties for such fiscal year. Notwithstanding the foregoing, Owner shall submit to Lender for Lender's approval the Capital Budget for the fiscal year commencing January 1, 1999 on or before January 31, 1999. Lender shall have the right to approve such Capital Budget and in the event that Lender objects to the proposed Capital Budget submitted by Owner, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Owner a reasonably detailed description of such objections) and Owner, shall promptly revise such Capital Budget and resubmit the same to Lender. Lender shall advise Owner of any objections to such revised Capital Budget within ten (10) days after receipt thereof (and deliver to Owner a reasonably detailed description of such objections) and Owner, shall promptly revise the same in accordance with the process described in this subparagraph until the Lender approves a Capital Budget. Together with the submission of each Capital Budget, Owner shall deliver to Lender a certification by a third party engineer, acceptable to Lender, verifying the cost estimates for each repair or replacement item required (i) pursuant to a PIP or (ii) as a result of a structural deficiency and the cost of such repair or replacement is in excess of $500,000. Each such Capital Budget approved by Lender in accordance with terms hereof shall hereinafter be referred to as an "Approved Capital Budget". Until such time that Lender approves a proposed Approved Capital Budget, the most recently Approved Capital Budget shall apply; provided that, such Approved Capital Budget shall be adjusted to reflect actual increases in real estate taxes, insurance premiums and utilities expenses. In the event that the Owner must incur an extraordinary operating expense or capital expense not set forth in the Approved Capital Budget (each, an "Extraordinary Expense"), then Owner shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for the Lender's approval.

     (f) Owner shall deliver to Lender as soon as reasonably available but in no event later than thirty (30) days after such items become available to Owner in final form:

          (i) copies of any final engineering or environmental reports prepared for Owner with respect to the Mortgaged Property;

          (ii) notice in the event of any (A) material change in a policy or any insurance coverage, (B) material tort action against Owner relating to the Mortgaged Property and not wholly covered by insurance (other than any deductible thereunder, not to exceed the maximum deductible permitted under this Loan Agreement), (C) Event of Default under this Loan Agreement, (D) material casualty to the Mortgaged Property, (E) change in the Manager, or Qualified Manager, as the case may be, or (F) taking or threatened taking;

          (iii) a copy of any notice received by Owner from any environmental authority having jurisdiction over the Mortgaged Property with respect to a condition existing or alleged to exist or emanate from or at the Mortgaged Property; and

          (iv) if requested by Lender, a summary report listing only tenants and square footage occupied by such tenants pursuant to Material Leases.

     (g) Owner shall deliver to Lender:

          (i) a quarterly comparison of the budgeted total income and total expenses to the actual total income and total expenses for the subject quarter with a detailed explanation of any variances of five percent (5%) or more between budgeted and actual amounts for such quarter and a report of occupancy for the subject quarter including an average daily room rate, within fifty (50) days after the end of each fiscal quarter; and

          (ii) an annual comparison of the budgeted total income and total expenses to the actual total income and total expenses with a detailed explanation of any variances of five percent (5%) or more between budgeted and actual amounts for such year and an annual occupancy report including an average daily room rate, within ninety-five (95) days after the close of each fiscal year of Owner.

     (h) Owner shall, at any and all times, within a reasonable time after written request by Lender, furnish or cause to be furnished to Lender, in such manner and in such detail as may be reasonably requested by Lender, additional reasonable information with respect to the Mortgaged Property.

     20. PERFORMANCE OF OTHER AGREEMENTS

     Owner shall observe and perform each and every term to be observed or performed by Owner pursuant to the terms of any material agreement or recorded instrument affecting or pertaining to the Mortgaged Property. Nothing herein shall operate in derogation of any obligation of Owner under the Loan Documents.

     21. FURTHER ASSURANCES; RIGHT TO SPLIT THE LOAN

     (a) Owner will, at the cost of Owner, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Owner may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording the Mortgage. Owner, on demand, will execute and deliver and hereby authorizes Lender , upon the occurrence of an Event of Default, to execute in the name of Owner or without the signature of Owner to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Mortgaged Property. Owner grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section; provided, however, that so long as Owner is in compliance with the terms and conditions of this Agreement, Lender will first seek Owner's assistance in exercising and perfecting such rights and remedies.

     (b) Owner acknowledges that Lender intends to either (i) sell, assign or transfer the Loan evidenced by the Note and the Loan Documents with or without novation to one or more Co-Lenders (a "Syndication"), (ii) sell, assign or transfer the Loan to a party who may pool the Loan with a number of other loans and the holder of such loans may issue one or more classes of Mortgage Backed, Pass-Through Certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"); provided, however, that nothing herein shall require that Owner act as issuer or depositor, or execute any registration statement, offering circular or memorandum in connection with the offering of Securities (a "Securitization") or
(iii) grant participations in the Loan (a "Participation"). The Securities may be rated by one or more national Rating Agencies. Owner agrees to make available to Lender, at Owner's sole cost and expenses (but Lender shall pay for Lender's counsel fees), all information concerning its business and operations and the Mortgaged Property which Lender reasonably requests in connection with a Syndication, a Securitization or a Participation (provided, however, Owner shall be responsible for the cost of only one (1) update on the appraisals, the Environmental Reports and the building condition reports prepared and delivered in connection with this Loan if requested by Lender in connection with a Syndication, Securitization or Participation). Lender may share such information with the investors, participants, investment banking firms, rating agencies, accounting firms, law firms and other third-party advisory firms involved with the Loan or the Securities (collectively, the "Investor"). Owner shall cooperate with Lender in connection with a Syndication, a Securitization or a Participation, including, without limitation, Owner agrees to deliver an estoppel certificate required pursuant to Section 14(d) hereof, the necessary franchisor comfort letters and such other documents reasonably requested by Lender. In connection with a Securitization, it is understood that the information provided by Owner to Lender may ultimately be incorporated into the offering documents for the Securities and thus such information may be disclosed to various Investors. Anything herein to the contrary notwithstanding, Owner shall have no liability by reason of the offering or issuance of the Securities; provided, however, that nothing herein shall operate in derogation of any obligation of Owner under the Loan Documents. The terms and provisions of this Section 21(b) are expressly subject to the terms and provisions of that certain cooperation letter dated the date hereof.
                  (c) Lender  shall have the right,  at any time in its sole and absolute discretion, to split and sever the Loan and any guaranties executed in connection therewith resulting in (i) a first and second mortgage on each Mortgage Property, (ii) individual (uncrossed) mortgage loans, or (iii) subpools of cross collateralized mortgage loan pools, or any combination of the foregoing. Owner shall execute and deliver all such instruments, documents and other papers, and do or cause to be done all such acts and things as Lender may reasonably request in order to effect such splitter and severance. In no event shall any such splitter and severance expand or increase Owner's liability or obligations hereunder, and Owner shall pay all costs and expenses in connection with this Subsection 21(c), including Owner's attorneys' fees and expenses, but Lender agrees to pay for Lender's legal counsel costs. Notwithstanding the foregoing, Owner shall not be obligated to amend or modify any Loan Documents if same would change the effective Applicable Interest Rate (as defined in the Note), the Maturity Date, the effective amortization of principal as set forth in the Note, or otherwise amend or modify any other material economic term of the Loan Documents.

     22. RECORDING OF MORTGAGE

     Owner forthwith upon the execution and delivery of this Agreement and thereafter, from time to time, will cause the Mortgage, and any security instrument creating a lien or security interest or evidencing the lien thereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest thereof upon, and the interest of Lender in, the Mortgaged Property. Owner will pay all filing, registration or recording fees, taxes, and all expenses incident to the preparation, execution and acknowledgment of the Mortgage, any mortgage supplemental thereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Mortgage, any mortgage supplemental thereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Owner shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of the Mortgage.

     23. REPORTING REQUIREMENTS

     Owner agrees to give prompt notice to Lender of the insolvency or bankruptcy filing of Owner or any constituent thereof, or the death, insolvency or bankruptcy filing of any Guarantor. Owner covenants and agrees to give Lender written notice of a change of the principal place of business of Owner within 30 days of the change of the principal place of business set forth in Subsection 10(s) above.

     24. EVENTS OF DEFAULT

     The term "Event of Default" as used herein shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

          (a) if any portion of the Debt is not paid prior to the date such payment is due or if the entire Debt is not paid on or before the Maturity Date pursuant to the Note and the other Loan Documents;

          (b) subject to Owner's right to contest as provided herein, if any of the Taxes are not paid when due and payable, or if any Other Charges are not paid prior to delinquency;

          (c) if the Policies are not kept in full force and effect, or if the Policies or certificates thereof are not delivered to Lender upon request;

          (d) if Owner transfers or encumbers any portion of the Mortgaged Property in a manner inconsistent with the terms of Section 13 of this Agreement or if Owner does not comply with the provisions of Sections 7(r), 9, 11 and 64(d) hereof;

          (e) if any representation or warranty of Owner, or of any Guarantor, made herein, in any Loan Document, any guaranty, including the Guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

          (f) if Owner or any Guarantor shall make an assignment for the benefit of creditors, or if Borrower shall generally not be paying its debts as they become due;

          (g) if a receiver, liquidator or trustee of Owner or of any Guarantor shall be appointed, or if Owner or any Guarantor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Owner or any Guarantor or if any proceeding for the dissolution or liquidation of Owner or of any Guarantor shall be instituted; provided, however, that such appointment, adjudication, petition or proceeding, if involuntary and not consented to by Owner or such Guarantor, shall constitute an Event of Default only if not being discharged, stayed or dismissed within 90 days;

          (h) if Owner shall be in default under any Ground Lease or if Owner or Guarantor shall be in default under any other mortgage or security agreement including, without limitation the loan documents evidencing the Permitted FF&E Financing or the Subordinate Mortgage or the Subordination and Intercreditor Agreement executed in connection therewith, covering any part of the Mortgaged Property, whether it be superior or junior in lien to the Mortgage, which default continues beyond applicable notice and grace periods, if any;

          (i) subject to Owner's right to contest as provided herein, if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien except a lien for local real estate taxes and assessments not then due and payable and not bonded or dismissed within 30 days;

          (j) if Owner fails to cure promptly or to proceed diligently and in accordance with prudent business practices to cure any violations of laws or ordinances affecting the Mortgaged

Property, except violations which, individually or in the aggregate, shall not cause a material adverse effect on (i) the Mortgaged Property, (ii) the business, profits, prospects, management, operations or condition (financial or otherwise) of Owner, (iii) the enforceability, validity, perfection or priority of the lien of the Loan Documents, or (iv) the ability of the Borrower to perform its obligations under the Loan Documents (a "Material Adverse Effect");

          (k)  except  as  permitted   in  this   Agreement,   the   alteration,
improvement, demolition or removal of any of the Improvements without the prior written consent of Lender;

          (l) if there shall occur any damage to the Mortgaged Property in any manner which is not covered by insurance solely as a result of Owner's failure to maintain insurance required in accordance with this Agreement, which damage is not promptly repaired to Lender's satisfaction at Owner's cost and expense;

          (m) if without Lender's prior written consent: (i) the manager under the Management Agreement (or any succeeding FF&E Replacement Management Agreement) resigns or is removed; (ii) except as permitted hereunder, the ownership, management or control of such manager is transferred to any person or entity; or (iii) there is any material change in or termination of the Management Agreement (or any succeeding FF&E Replacement Management Agreement);

          (n) if without Lender's prior written consent, there is any material adverse change in the Franchise Agreement (or any succeeding FF&E Replacement Franchise Agreement);

          (o) if a default has occurred and continues beyond any applicable cure period under the Management Agreement if such default permits a party to terminate or cancel the Management Agreement or such Management Agreement expires pursuant to its terms and is not replaced with a FF&E Replacement Management Agreement in accordance with the terms hereof;

          (p) if a default has occurred and continues beyond any applicable cure period under the Franchise Agreement if such default permits a party to terminate or cancel the Franchise Agreement, and the franchisor thereunder has initiated some affirmative action with respect to such default or such Franchise Agreement expires pursuant to its terms and is not replaced with a FF&E Replacement Franchise Agreement in accordance with the terms hereof;

          (q) if Owner ceases to operate a hotel on the Mortgaged Property or terminates such business for any reason whatsoever (other than temporary cessation in connection with any renovations to the Mortgaged Property or restoration of the Mortgaged Property after casualty or condemnation);

          (r) if Owner owns a leasehold interest in the Mortgaged Property, if Owner shall fail in the payment of any rent, additional rent or other charge mentioned in or made payable by the Ground Lease when said rent or other charge is due and payable;

          (s) if Owner owns a leasehold interest in the Mortgaged Property, if there shall occur any default by Owner, as tenant under the Ground Lease, in the observance or performance of any term, covenant or condition of the Ground Lease on the part of Owner to be observed or performed and said default is not cured following the expiration of any applicable grace and notice periods therein provided, or if the leasehold estate created by the Ground Lease shall be surrendered or the Ground Lease shall be terminated or cancelled for any reason or under any circumstances whatsoever, or if any of the terms, covenants or conditions of the Ground Lease shall in any manner be modified, changed, supplemented, altered, or amended without the consent of Lender;

          (t) if Owner terminates or cancels the Franchise Agreement or operates the Mortgaged Property under the name of any hotel chain or system other than the respective franchises set forth on Schedule A hereto, without Lender's prior written consent;

          (u) if there shall be a breach or a default under the terms and provisions of the Guaranty or the Canadian Loan Documents;

          (v) if a foreclosure action or such other enforcement action is commenced with respect to the mechanic's liens filed as of the date hereof by Hospitality Restoration and Builders, Inc. ("HRB") against the following
Mortgaged Properties in the following respective amounts: (i) the Clarion Property in the amount of $1,641,038, (ii) the Property shown as No. 58 on Schedule A (the "Jamestown Property") in the amount of $1,137,006, (iii) the Property shown as No. 61 on Schedule A ("Grand Island Property') in the amount of $1,773,349.00, (iv) the Property shown as No. 60 on Schedule A (the "HI Niagara") in the amount of $2,022,060, (v) the Property shown as No. 83 on Schedule A ("Ramada Houston") in the amount of $1,590,782 and (vi) the Property shown as No. 29 on Schedule A ("HI Rolling Meadows") in the amount of $970,930 (collectively, the "Mechanic's Liens") unless such Mechanic's Liens are released from the applicable Mortgaged Property by bonding or otherwise on or prior to the commencement of such foreclosure action or enforcement action;

          (w) if there shall be a default under the Lehman Note and Mortgage relating to the Cedar Rapids Property; or

          (x) if for more than 30 days after receipt of notice from Lender, Owner shall continue to be in default under any term, covenant, or condition of this Agreement, the Assignment, the Mortgage, the Environmental Agreement or any of the other Loan Documents other than as specified in any of subsections (a) through (v) of this Section; provided, however, that if the cure of any such default cannot reasonably be cured within such 30 day period and Owner shall have promptly and diligently commenced to cure such default within such 30 day period, then the period to cure shall be deemed extended for up to an additional 60 days from Lender's default notice so long as Owner diligently and continuously proceeds to cure such default to Lender's satisfaction.

     Notwithstanding anything to the contrary herein, (i) an Event of Default under any Note and any Mortgage relating to the Mortgaged Properties (other than the Clarion Note (defined in Section 72) and the Clarion Mortgage (defined in
Section 72)) shall not trigger an Event of Default under the Clarion Note and the Clarion Mortgage, (ii) an Event of Default under any Note and any Mortgage relating to the Mortgaged Properties (other than the Omni Note and the Mortgage encumbering the Mortgaged Property shown as Property No. 13 on Schedule A (the "Omni West Palm Beach Mortgage")) shall not trigger an Event of Default under the Omni Note and the Omni West Palm Beach Mortgage; (iii) an Event of Default under any Note and any Mortgage relating to the Mortgaged Properties (other than the Town Center Note and the Mortgage secured thereby encumbering the Mortgaged Property shown as Property No. 41 on Schedule A (the "Town Center Mortgage"), shall not trigger an Event of Default under the Town Center Note and the Town Center Mortgage; further, provided, however, (iv) Lender shall be entitled to all rights and remedies under the Note, the Mortgage and the Loan Agreement (other than the Omni Note and the Omni West Palm Beach Mortgage and the Town Center Note and the Town Center Mortgage) due to an Event of Default under the Clarion Note and the Clarion Mortgage, (v) Lender shall be entitled to all rights and remedies under the Note, the Mortgage and the Loan Agreement (other than the Clarion Note and the Clarion Mortgage and the Town Center Note and the Town Center Mortgage) due to an Event of Default under the Omni Note and the Omni West Palm Beach Mortgage, and (vi) Lender shall be entitled to all rights and remedies under the Note, the Mortgage and the Loan Agreement (other than the Clarion Note and the Clarion Mortgage and the Omni Note and the Omni West Palm Beach Mortgage) due to an Event of Default under the Town Center Note and the Town Center Mortgage and no default under any other note, deed of trust or Additional Security Instruments (as defined in the Town Center Mortgage) or any loan agreement (other than a breach or default in the representations and covenants contained in this Loan Agreement which pertain to the Town Center Property) shall be considered a default under the Town Center Note and Town Center Mortgage.

     25. LATE PAYMENT CHARGE; SERVICING FEES

     (a) If any portion of the Debt is not paid on or prior to the date such payment is due (but not including the payment of the principal balance due on the Maturity Date) other the Debt which is evidenced by the Note listed as number 18 on Schedule C (the "North Carolina Note"), in which case, if any portion of the Debt evidenced by the North Carolina Note is not paid prior to the fifteenth (15th) day after the date such payment is due, Borrower shall pay to Lender upon demand an amount equal to five (5%) percent of such overdue portion of the Debt, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by the Mortgage, the Assignment, the Environmental Agreement and the other Loan Documents.

     (b) Owner shall pay all fees to the Servicer in respect of servicing the Loan not to exceed eight (8) basis points of the Loan.

     26. RIGHT TO CURE DEFAULTS

     Upon the occurrence of any Event of Default or, upon notice, if Owner fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without releasing Owner from any obligation hereunder, take such action as Lender may deem necessary to protect its security for the Loan. Lender is authorized to enter upon the Mortgaged Property for such purposes or to appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose the Mortgage or collect the Debt, and the cost and expense thereof (including Lender's attorneys' fees (including on appeal) to the extent permitted by law), with interest at the Default Rate for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by the Mortgage, the Assignment, the Environmental Agreement and the other Loan Documents and shall be due and payable to Lender upon demand. Notwithstanding anything to the contrary herein, this Section 26 shall be subject to the provisions of any applicable Ground Lease.

     27. REMEDIES

     (a) Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Owner and in and to the Mortgaged Property by Lender itself or otherwise including, without limitation, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

     (i) declare the entire Debt to be immediately due and payable;

     (ii) institute a proceeding or proceedings, judicial or nonjudicial, by advertisement or otherwise, for the complete foreclosure of the Mortgage in which case the Mortgaged Property or any interest therein may be sold for cash or otherwise in one or more parcels or in several interests or portions and in any order or manner;

     (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of the Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of the Mortgage for the balance of the Debt not then due;

     (iv) sell for cash or otherwise the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Owner therein and rights of redemption thereof, pursuant to the power of sale contained herein or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

     (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Assignment, the Environmental Agreement, the other Loan Documents or in the Note;

     (vi) recover judgment on the Note and/or the Guaranty either before, during or after any proceedings for the enforcement of the Mortgage;

     (vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Owner, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

     (viii) revoke the license granted to Owner to collect the Rents and other sums due under the Leases and enforce Lender's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Owner and its agents and servants therefrom, and thereupon Lender may to the maximum extent permitted, or not restricted, under applicable law: (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) complete any existing or ongoing construction on the Mortgaged Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (D) exercise all rights and powers of Owner with respect to the Mortgaged Property, whether in the name of Owner or otherwise including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (E) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all expenses (including Lender's attorneys' fees (including on appeal)) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

     (ix) require Owner to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of any portion of the Mortgaged Property occupied by Owner and require Owner to vacate and surrender possession of the Mortgaged Property to Lender or to such receiver and, in default thereof, evict Owner by summary proceedings or otherwise;

     (x) require a Lockbox Account pursuant to Section 66 hereof and apply all sums in the Lockbox Account to the payment of the Debt, in such order and priority as determined by Lender in Lender's sole discretion; and

     (xi) pursue such other rights and remedies as may be available at law or in equity or under the Uniform Commercial Code.

In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, the Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property.

     (b) The proceeds of any sale made under or by virtue of this Section, together with any other sums which then may be held by Lender under this Agreement, whether under the provisions of this Section or otherwise, shall be applied by Lender to the payment of the Debt in such priority and proportion as Lender in its sole discretion shall deem proper.

     (c) Lender may adjourn from time to time any sale by it to be made under or by virtue of the Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Lender, without further notice or publication, may make such sale at the time and place to which such sale shall be so adjourned.

     (d) Upon the completion of any sale or sales pursuant hereto, Lender or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Lender is hereby irrevocably appointed the true and lawful attorney-in-fact of Owner, to act in its name and stead (such power of attorney being coupled with an interest, and irrevocable), to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Lender may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that its attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any sale or sales made under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Owner in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Owner and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Owner.

     (e) Upon any sale made under or by virtue of this Section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under the Mortgage.

     (f) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Owner shall affect in any manner or to any extent the lien of the Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

     (g) Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this Section at any time before the conclusion thereof, as determined in Lender's sole discretion and without prejudice to Lender.

     (h) Lender may resort to any remedies and the security given by the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement or the other Loan Documents in whole or in part, and in such portions and in such order as determined by Lender's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement or the other Loan Documents. The failure of Lender to exercise any right, remedy or option provided in the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement or the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement or the other Loan Documents. No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Owner is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Owner, or Owner's liability to pay such obligation. No sale of all or any portion of the Mortgaged Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Owner, shall operate to release or in any manner affect the interest of Lender in the remaining Mortgaged Property or the liability of Owner to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated.

     (i) The interests and rights of Lender under the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement or the other Loan Documents shall not be impaired by any indulgence, including: (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Mortgaged Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

     (j) Anything herein to the contrary notwithstanding, if any of the foregoing remedies conflict or are otherwise inconsistent with any remedies available under the Mortgage affecting any portion of the Mortgaged Property (or as a matter of law in the jurisdiction governing such Mortgage), then to the extent permitted as a matter of law in the jurisdiction in which any such remedy is being sought such inconsistency shall be resolved in favor of the interpretation that would grant Lender the broadest possible remedies.

     28. RIGHT OF ENTRY

     Lender and its agents shall have the right to enter and inspect the Mortgaged Property during normal business hours upon reasonable notice.

     29. SECURITY AGREEMENT

     This Agreement is a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Owner in the Mortgaged Property. By executing and delivering this Agreement, Owner has granted and thereby grants to Lender, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (such portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this Section the "Collateral"). Owner hereby agrees with Lender to execute and deliver to Lender, in form and substance satisfactory to Lender, such financing statements and such further assurances as Lender may from time to time, reasonably consider necessary to create, perfect or preserve Lender's security interest therein granted. The Mortgage shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code. All or part of the Mortgaged Property are or are to become fixtures. If an Event of Default shall occur, Lender, in addition to any other rights and remedies which they may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code including, without limitation, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Owner shall at its expense assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. If Lender retains counsel to enforce its rights hereunder, Owner shall pay to Lender on demand any and all expenses, including Lender's attorneys' fees (including on appeal), incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Owner in accordance with the provisions hereof at least 10 days prior to such action, shall constitute commercially reasonable notice to Owner. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. In the event of any change in name, identity or structure of any Owner, such Owner shall notify Lender thereof and promptly after request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Lender's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Owner shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Owner's obligations under the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement and the other Loan Documents. Owner hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as secured party, in connection with the Collateral covered by the Mortgage.

     30. ACTIONS AND PROCEEDINGS

     Lender has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property upon an Event of Default or in which Owner fails to appear or defend, and upon an Event of Default, to bring any action or proceeding, in the name and on behalf of Owner, which Lender, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Lender shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

     31. WAIVER OF SETOFF AND COUNTERCLAIM

     All amounts due under the Mortgage, the Note and the other Loan Documents shall be payable without setoff, counterclaim or any deduction whatsoever. Owner hereby waives the right to assert a counterclaim (other than compulsory counter-claims) in any action or proceeding brought against it by Lender, or arising out of or in any way connected with this Agreement, the Mortgage, the Note, any of the other Loan Documents, or the Debt.

     32. CONTEST OF CERTAIN CLAIMS

     Notwithstanding the provisions of Sections 5 and 24(i) hereof, Owner shall not be in default for failure to pay or discharge Taxes, Other Charges or a mechanic's or materialman's lien asserted against the Mortgaged Property if, and so long as: (a) Owner shall have notified Lender of such nonpayment and the reasons therefor within 10 days of obtaining knowledge thereof; (b) Owner shall diligently and in good faith contest such Taxes, Other Charges or lien by appropriate legal proceedings which shall operate to prevent the enforcement or collection thereof and the sale of the Mortgaged Property or any part thereof, in satisfaction thereof; (c) Owner shall have furnished to Lender a cash deposit, or an indemnity bond satisfactory to Lender with a surety satisfactory to Lender, in the amount of the Taxes, other Charges or mechanic's or materialman's lien claim, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment of the matters under contest and to prevent any sale or forfeiture of the Mortgaged Property or any part thereof (which sums shall be deposited into an interest-bearing account); (d) Owner shall promptly upon final determination thereof pay the amount of any such Taxes, Other Charges or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; and (e) the failure to pay the Taxes, Other Charges or mechanic's or materialman's lien claim does not constitute a default under any other deed of trust, mortgage or security interest covering or affecting any part of the Mortgaged Property. Notwithstanding the foregoing, Owner shall immediately upon request of Lender pay (and if Owner shall fail so to do, Lender may, but shall not be required to, pay or cause to be discharged or bonded against) any such Taxes, Other Charges or claim notwithstanding such contest, if in the reasonable opinion of Lender, the Mortgaged Property or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, canceled or lost. Lender may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Lender, the entitlement of such claimant is established.

     33. RECOVERY OF SUMS REQUIRED TO BE PAID

     Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as they become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Owner existing at the time such earlier action was commenced.

     34. MARSHALLING AND OTHER MATTERS

     (a) Owner hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay and extension laws now or hereafter in force, and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, to the extent permitted by applicable law, Owner hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of the Mortgage on behalf of Owner, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Agreement and on behalf of all persons to the extent permitted by applicable law.

     (b) With respect to the Mortgaged Properties located in South Carolina only:

     Waiver of Appraisal Rights. The laws of the State of South Carolina provide that in any real estate foreclosure proceeding, a defendant against whom a personal judgment is taken or asked may within thirty (30) days after the sale of the Premises apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PREMISES.

     35. INTENTIONALLY OMITTED

     36. INTENTIONALLY OMITTED

     37. INTENTIONALLY OMITTED

     38. MANAGEMENT OF THE HOTEL

     Owner further covenants and agrees with Lender as follows:

     (a) Owner shall cause each hotel located on the Mortgaged Property to be operated pursuant to the applicable Franchise Agreement. The Mortgaged Property will be operated at all times by the Manager or by a Qualified Manager (defined below) pursuant to a Management Agreement or a Replacement Management Agreement (defined below) as in accordance with the Franchise Agreement, Owner's standards and practices as of the date hereof, and at a minimum in accordance with the prevailing standards for hotel properties of similar age, site, construction in the metropolitan area where such hotel is located. For purposes hereof, a "Qualified Manager" shall mean a reputable and experienced professional management organization (i) which manages, together with its affiliates, (A) at least ten (10) full-service hotels, exclusive of the Mortgaged Property, and
(ii) prior to whose employment as manager of the Mortgaged Property (x) such employment shall have been approved by Lender, and (y) the Owner shall have obtained and delivered to Lender written confirmation from the Rating Agencies that the employment of such manager will not result in a downgrade, withdrawal or qualification of the ratings then assigned to the Securities. Without limitation of the foregoing, if (i) the Manager shall become insolvent, (ii) the Manager shall default under the terms of the Management Agreement, (iii) an Event of Default shall occur and be continuing or (iv) the Aggregate Debt Service Coverage Ratio shall be equal to or less than the ratio of 1.35 to 1.00, then Lender, at its option, may require Owner, to terminate the Management Agreement and to engage a bona-fide, independent third party Qualified Manager approved by Lender to manage the Mortgaged Property. The Qualified Manager shall be engaged by Owner pursuant to a written management agreement that complies with the terms hereof and is otherwise reasonably satisfactory to Lender in all respects (a "Replacement Management Agreement"), and the Qualified Manager, Owner shall execute a Conditional Assignment of Management Agreement in the form then used by Lender.

     (b) Owner shall:

     (i) pay all sums required to be paid by Owner under the Franchise Agreement and the Management Agreement and promptly perform and/or observe all of the covenants and agreements required to be performed and observed by it under the Franchise Agreement and the Management Agreement and do all things necessary to preserve and to keep unimpaired its material rights thereunder;

     (ii) promptly notify Lender of any default under the Franchise Agreement or the Management Agreement of which it is aware and provide Lender with copies of any notices delivered in connection therewith;

     (iii) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, notice, report and estimate received by it under the Franchise

Agreement or the Management Agreement;

     (iv) promptly enforce the performance and observance of all of the covenants and agreements required to be performed and/or observed by the franchisor under the Franchise Agreement and the manager under the Management Agreement;

     (v) assign to Lender any right it may have to modify the Franchise Agreement (to the extent such rights are assignable) or the Management Agreement;

     (vi) grant Lender the right, but Lender shall be under no obligation, upon an Event of Default (or otherwise upon notice from Lender) to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Franchise Agreement on the part of Owner to be performed or observed to be promptly performed or observed on behalf of Owner, to the end that the rights of Owner in, to and under the Franchise Agreement shall be kept unimpaired and free from default;

     (vii) shall, from time to time, use its best efforts to obtain from the Manager or the Franchisor, as applicable, under the Management Agreement or Franchise Agreement, as applicable, such certificates of estoppel with respect to compliance by Owner with the terms of the Management Agreement or the Franchise Agreement, as applicable, as may be reasonably requested by Lender;

     (viii) exercise each individual option, if any, to extend or renew the term of the Franchise Agreement upon demand by Lender made at any time within one year of the last day upon which any such option may be exercised, and Owner hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise, upon an Event of Default, any such option in the name of and upon behalf of Owner, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

     (c) Owner shall not, without Lender's prior written consent: (i) surrender, terminate or cancel the Franchise Agreement or the Management Agreement; (ii) reduce or consent to the reduction of the term of the Franchise Agreement or the Management Agreement; (iii) increase or consent to the increase of the amount of any charges under the Franchise Agreement or the Management Agreement; (iv) otherwise modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under the Franchise Agreement or the Management Agreement in any material respect; or (v) operate the Mortgaged Property under the name of any hotel chain or system other than as set forth on Schedule A with respect to each hotel comprising the Mortgaged Property. Notwithstanding foregoing, Owner may replace the Franchisor with a Qualified Franchisor (defined below) pursuant to a franchise agreement which is otherwise in compliance with the requirements of this Section 38 and provided that Owner shall have obtained and delivered to Lender written confirmation from the Rating Agencies that the employment of such franchisor will not result in a downgrade, withdrawal or qualification of the ratings then assigned to the Securities (a "Replacement Franchise Agreement"). For purposes hereof, a "Qualified Franchisor" shall mean a nationally recognized franchisor under whose flag there are at least fifty
(50) full-service hotels, exclusive of the Mortgaged Property which has been approved by Lender.

     (d) Except as set forth in the Management Agreement, Owner shall not, without Lender's prior written consent, enter into transactions with any affiliate including, without limitation, any arrangement providing for the management of the hotel on the Mortgaged Property, the rendering or receipt of services or the purchase or sale of inventory, except any such transaction in the ordinary course of business of Owner if the monetary or business consideration arising therefrom would be substantially as advantageous to Owner as the monetary or business consideration which would obtain in a comparable transaction with a person not an affiliate of Owner.

     (e) Owner irrevocably authorizes and directs Franchisor, from and after an Event of Default, to deliver to Lender: (i) all operating information concerning the Mortgaged Property submitted by Owner to Franchisor; (ii) the written results of all quality assurance inspections of the Mortgaged Property performed by Franchisor's Quality Assurance Directors; and (iii) such other information that Lender or Lender's agents may reasonably request, from time to time, including any information in the possession of Franchisor relating to Owner not included in the reports referred to above; provided, however, that in the absence of an Event of Default Lender shall obtain any such information only from Owner.

     (f) Notwithstanding anything to the contrary in this Section 38, Lender acknowledges that the Mortgaged Property listed on Schedule A as Property No. 41 is currently not operated by a Franchisor pursuant to a Franchise Agreement. Borrower covenants and agrees to enter into a franchise agreement with Crowne Plaza Hotels, Doubletree Hotels, Radisson Hotels or Sheraton Hotels on or before March 31, 1999, which franchise agreement and franchisor shall be acceptable to Lender in all respects and shall otherwise meet the criteria set forth above in Subsection (c).

     (g) Notwithstanding the foregoing, Lender acknowledges that the hotels on Property Nos. 59, 60 and 83 listed on Schedule A, are currently being converted into hotels which shall operate under the "flags" listed on Schedule A under the heading "Franchisor". Owner covenants that such conversion of the respective hotels shall occur on or before the following dates: (i) Property No. 59, March 31, 1999 (provided during the conversion period, the current "flag" (Clarion) remains in place until March 31, 1999), (ii) Property No. 60, December 31, 1998, and (iii) Property No. 83, March 31, 1999 (provided during the conversion period the current "flag" (Ramada) remains in place until March 31, 1999).

     39. HANDICAPPED ACCESS

     (a) Owner agrees that the Mortgaged Property shall at all times strictly comply to the extent applicable with the requirements of the Americans with Disabilities Act of 1990, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively, "Access Laws"). Notwithstanding the foregoing, Lender acknowledges that Property No. 41 on Schedule A is not currently in compliance with the Access Laws, but shall commence the necessary work in order to bring such Mortgaged Property into compliance with the Access Laws, including without limitation, the creation of seven (7) ADA compliant rooms and three (3) roll-in showers as set forth on Schedule D attached hereto on or before October 1, 1999, which work shall be acceptable to Lender in all respects.

     (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Mortgaged Property, Owner shall not alter the

Mortgaged Property in any manner which would increase Owner's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer or other person acceptable to Lender.

     (c) Owner agrees to give prompt notice to Lender of the receipt by Owner of any complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     40. ERISA

     (a) Owner covenants and agrees that it shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, the Mortgage, this Agreement and the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended ("ERISA").

     (b) Owner further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of this Agreement, as requested by Lender in its sole discretion, that: (i) Owner is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA; (ii) Owner is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and
(iii) one or more of the following circumstances is true:

     (A) Equity interests in Owner are publicly offered securities, within the meaning of 29 C.F.R. ss. 2510.3-101(b)(2);

     (B) Less than 25 percent of each outstanding class of equity interests in Owner are held by "benefit plan investors" within the meaning of 29 C.F.R. ss. 2510.3-101(f)(2); or

     (C) Owner qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. ss. 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

     41. INDEMNIFICATION

     (a) In addition to any other indemnifications provided herein, in the Assignment, the Environmental Agreement or in the other Loan Documents, Owner shall protect, defend, indemnify and save harmless Lender from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, out-of-pocket attorneys' fees and expenses (including on appeal)), imposed upon or incurred by or asserted against Lender by reason of: (i) ownership of the Mortgage, the Mortgaged Property or any interest therein or receipt of any Rents; (ii) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iv) any failure on the part of
Owner to perform or comply with any of the terms of this Agreement; (v) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (vi) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substance or Asbestos on, from, or affecting the Mortgaged Property or any other property; (vii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Substance or Asbestos; (viii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Substance or Asbestos; (ix) any violation of the Environmental Laws, which are based upon or in any way related to such Hazardous Substance or Asbestos including, without limitation, the costs and expenses of any remedial action, out-of-pocket attorney's and consultant's fees (including on appeal), investigation and laboratory fees, court costs, and litigation expenses; (x) any failure of the Mortgaged Property to comply with any Access Laws; (xi) any representation or warranty made in the Note, the Mortgage, this Agreement, the Environmental Agreement or the other Loan Documents being false or misleading in any material respect, or otherwise in any respect if made willfully or knowingly, as of the date such representation or warranty was made; (xii) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Mortgaged Property or any part thereof under any legal requirement or any liability asserted against Lender with respect thereto; (xiii) the claims of any lessee of all or any portion of the Mortgaged Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease; (xiv) correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 10(t) or 40; and (xv) any tax in the making and/or recording of the Mortgage, the Note or the other Loan Documents. Any amounts payable to Lender by reason of the application of this Section shall be immediately due and payable, shall be secured by the Mortgage and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Owner under this Section shall survive any termination, satisfaction or assignment of this Agreement or the entry of a judgment of foreclosure, sale of the Mortgaged Property by nonjudicial foreclosure sale, or delivery of a deed in lieu of foreclosure. The indemnification provided for herein shall not apply to liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses imposed upon or incurred by or asserted against Lender by reason of Lender's willful acts or Lender's gross negligence or for any matters arising from a state of facts first coming into existence after Lender's succession to possession of the Mortgaged Property.

     (b) Any indemnitee making a claim for indemnification hereunder shall notify Owner of the claim in writing promptly after receiving written notice of any action, lawsuit, proceedings, investigation or other claim against it describing the claim, the amount thereof (if known and quantifiable) and the basis thereof.

     (c) Owner shall be entitled to participate in the defense of the action, lawsuit, proceeding, investigation or other claim giving rise to such claim of indemnification at its expense and at its option and shall be entitled to appoint counsel in such defense with such counsel reasonably acceptable to Lender.

     (d) Lender shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of such separate counsel to be borne by Lender. Owner shall obtain the prior written consent of Lender (not to be unreasonably withheld) before entering into any settlement of a claim or ceasing to defend such claim, if pursuant to or as a result of such settlement or cessation, injunction or other equitable relief will be imposed against Lender or if such settlement does not expressly unconditionally release Lender from all liabilities and obligations with respect to such claim.

     (e) In the event Owner elects not to participate in the defense of such claim Lender shall have the right to control the defense of such claim and make any compromise or settlement thereof, which in the sole judgment of Lender is exercised in a commercially reasonable manner, which shall be binding upon Owner following Owner's receipt of notice of such settlement and Owner's consent to such settlement, which shall not be unreasonably withheld.

     42. NOTICE

     Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed given on the next business day if sent by Federal Express or other reputable overnight courier and designated for next business day delivery, or on the third day following the day such notice is deposited with the United States postal service first class certified mail, return receipt requested, addressed to the address, as set forth above, of the party to whom such notice is to be given, or to such other address or additional party as Owner or Lender, as the case may be, shall in like manner designate in writing.

     43. AUTHORITY

     Owner represents and warrants that: (a) it has full power, authority and right to execute, deliver and perform its obligations pursuant to this Agreement, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Agreement on Owner's part to be performed; (b) Owner is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations and (c) Owner (i) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation, (ii) is duly qualified to transact business and is in good standing in the state where the Mortgaged Property is located and (iii) has all of the necessary approvals, governmental and otherwise, and full power and authority to own and operate the Mortgage Property. Lender represents and warrants that it has full power, authority and right to execute, deliver and perform its obligations pursuant to this Agreement.

     44. WAIVER OF NOTICE

     Owner shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to Owner and except with respect to matters for which Lender is required by applicable law to give notice, and Owner hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Owner.

     45. REMEDIES OF BORROWER

     In the event that a claim or adjudication is made that Lender has acted unreasonably or has unreasonably delayed acting in any case where by law or under the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement or the other Loan Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Owner's remedies shall be limited to specific performance, injunctive relief or declaratory judgment.

     46. SOLE DISCRETION OF LENDER

     Wherever pursuant to this Agreement Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     47. NON-WAIVER

     The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Agreement. Owner shall not be relieved of Owner's obligations hereunder by reason of: (a) the failure of Lender to comply with any request of Owner or any Guarantor to take any action to foreclose the Mortgage or otherwise to enforce any of the provisions hereof or of the Note, the Assignment, the Guaranty, the Environmental Agreement or the other Loan Documents; (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof; or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, the Mortgage, this Agreement, the Assignment, the Environmental Agreement or the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclosure the Mortgage. The rights and remedies of Lender under this Agreement shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     48. NO ORAL CHANGE

     This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Owner or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     49. LIABILITY

     If Owner consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several, and any reference to the "Mortgaged Property" shall refer to each of the individual hotels comprising the Mortgaged Property, and to all of such hotels, collectively, as the context may require. Subject to the provisions hereof requiring Lender's consent to any transfer of the Mortgaged Property, this Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors and assigns forever.

     50. INAPPLICABLE PROVISIONS

     If any term, covenant or condition of the Note, the Mortgage or this Agreement is held to be invalid, illegal or unenforceable in any respect, the Note, the Mortgage and this Agreement shall be construed without such provision.

     51. SECTION HEADINGS

     The headings and captions of the various Sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     52. COUNTERPARTS

     This Agreement may be executed in any number of counterparts and each such duplicate original shall be deemed to be an original.

     53. CERTAIN DEFINITIONS

     Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Agreement may be used interchangeably in singular or plural form and the word "Owner" shall mean "each Owner, and each constituent party of Owner, individually, as the context may require, and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein", the word "Lender" shall mean "Lender and any subsequent holder of the Note", the word "Debt" shall mean "the Note and any other evidence of indebtedness secured by the Mortgage", the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority and any other entity, and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein, and shall refer to each and every property comprising the Mortgaged Property, as the context may require, and the words "attorneys' fees" shall include any and all attorneys' fees, paralegal and law clerk fees including, without limitation, fees at the pretrial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Mortgaged Property and Collateral and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     54. HOMESTEAD

     Owner hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Premises as against the collection of the Debt, or any part thereof.

     55. ASSIGNMENTS

     Lender shall have the right to assign or transfer its rights under this Agreement without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement. In no event shall any such assignment release Lender from its obligations hereunder.

     56. INTENTIONALLY OMITTED

     57. AGENT FOR RECEIPT OF PROCESS

     Owner hereby irrevocably appoints Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. with an address at Museum Tower, Suite 2200, 150 West Flagler Street, Miami, FL 33130, Attn: Robert I. Weissler, Esq., as its authorized agent to accept and acknowledge, on behalf of Owner, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 60(b) hereof in any State or Federal court within the State of New York as more particulary set forth in Subsection 60(b) or any County and State where each of the Mortgaged Properties are located. If such agent shall cease so to act, Owner shall irrevocably designate and appoint without delay another such agent satisfactory to Lender, and shall promptly deliver to Lender written evidence of such other agent's acceptance of such appointment.

     58. SERVICE OF PROCESS

     To the extent permitted by applicable law, process in any suit, action or proceeding may be served: (a) by registered or certified mail, postage prepaid, to Owner at the address set forth above or to such other address of which Owner shall have given Lender written notice; or (b) if Owner shall not have made an appearance within 21 days after service in accordance with clause

(a) of this Section, by hand delivery to the agent identified in Section 57 hereof, or such successor agent as shall have been identified in accordance with
Section 57 hereof. Nothing in this Section shall affect the Lender's right to serve process in any manner permitted by law, or limit Lender's right to bring proceedings against Owner in the courts of any other jurisdiction.

     59. WAIVER OF JURY TRIAL

     OWNER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THE MORTGAGE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM,
COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY OWNER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY OWNER.

     60. CHOICE OF LAW

     (a) This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York, provided however, that with respect to the creation, perfection, priority and enforcement of the lien of the Mortgage and the Lockbox Account, and the determination of deficiency judgments, the laws of the State where the related Mortgaged Property and the Lockbox Account is located shall apply.

     (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Owner hereby accepts, each for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Owner irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Owner at its address set forth on the first page of this Agreement. Owner hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender, to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Owner in any other jurisdiction.

     61. PROPERTY RELEASES

     Subject to the terms and conditions set forth herein, Owner shall have the right, from time to time, on any Payment Date (as defined in the Note) to obtain a release (a "Property Release") of a Mortgaged Property from the lien of the related Mortgage (i) provided that no Event of Default under this Agreement, the Note, the Mortgage or any other Loan Document has occurred and is continuing and
(ii) subject to compliance with the provisions set forth below in this Section 61, legal, record, economic and beneficial ownership of the Mortgaged Property for which a Property Release is being requested (the "Release Premises") is simultaneously with the granting of the Property Release transferred (a "Release Premises Transfer") to and shall be owned immediately after such Property Release by a person(s), party(ies) or entity(ies) other than Owner or any general partner or managing member of Owner or any affiliate of Owner ("Release Premises Transferee"). In the event that the Owner seeks to release a Mortgaged Property from the lien of the related Mortgage, Lender shall release such Mortgaged Property from the lien of the related Mortgage and the Loan Documents, but only upon receipt by Lender of the following:

     (a) At least thirty (30) days but no more than ninety (90) days prior written notice of Owner's request to obtain a release of the Release Premises;

     (b) A certificate of Owner certifying the requirements set forth in Paragraph 61(h) of this Loan Agreement shall be true after giving effect to such transfer;

     (c) At least three (3) Business Days' prior to such Property Release an irrevocable notice of prepayment and the Certification from Owner in the form attached hereto as Exhibit C;

     (d) Intentionally Omitted;

     (e) A wire transfer of immediately available federal funds in an amount equal to the sum of (i) the Release Price (defined below) and (ii) all accrued and unpaid interest with respect to the Note and any other amounts owing to Lender in connection with the Release Premises pursuant to this Agreement, the Note, the Mortgage or the other Loan Documents, including without limitation, the Breakage Costs, the Exit Fee and the Shortfall Interest Payment (each as defined in the Note);

     (f) If applicable, all proposed documents related to the Release Premises Transferee and such documents, certificates and assurances that Lender shall reasonably request to evidence and confirm that the Release Premises is simultaneously with the Property Release being transferred to a Release Premises Transferee;

     (g) Payment of all Lender's costs and expenses, including due diligence review costs and reasonable counsel fees and disbursements incurred in connection with the Property Release and the review and approval of the documents and information required to be delivered in connection therewith ("Property Release Expenses");

     (h) Evidence satisfactory to Lender that the Aggregate Debt Service Coverage Ratio for the twelve (12) month period immediately preceding the Property Release with respect to the Mortgaged Properties remaining encumbered by the liens of the Mortgage after giving effect to the Property Release shall be equal to or greater than the greater of (i) the Aggregate Debt Service Coverage Ratio with respect to all of the Mortgaged Properties for the twelve
(12) months
immediately  preceding the date hereof (1.42 to 1.00; the "Origination DSCR") or
(ii) the Aggregate Debt Service Coverage Ratio with respect to all of the Mortgaged Properties then encumbered by the liens of the Mortgage immediately prior to such release for the twelve (12) months immediately preceding the calendar month prior to the date of the proposed Property Release (the "Current DSCR"); and

     (i) If Securities are then rated by the Rating Agencies, the written confirmation of the Rating Agencies that the Property Release shall not result in a downgrade, withdrawal or qualification of the then current ratings by the applicable Rating Agencies of the Securities and otherwise in form and substance reasonably satisfactory to Lender and its counsel.

     (j) Definitions:

          (i) The term "Release Price" shall mean the greater of : (A) the "Release Price" for the Release Premises as set forth on Schedule A attached and (B) 100% of the Net Refinancing/Sales Proceeds (defined below) relating to the Release Premises.

          (ii) The term "Net Refinancing/Sales Proceeds shall mean (A) in the event of a Sale, the Sales Price or (B) in the event of a refinancing of a portion of the Loan equal to the Allocated Loan Amount applicable to the Release Premises, the original principal balance of the loan to be made by the take-out lender with respect to such Release Premises, less customary and reasonable expenses incurred, or arms-length origination fees and expenses paid by the Owner, if applicable.

          (iii) The term "Sale" shall mean any bona fide, arms length sale, transfer, assignment, conveyance or encumbrance of the Release Premises (including, without limitation, any of the events or transfers described in Section 13 of this Loan Agreement), provided, however, that in no event shall a "Sale" be deemed to refer to a sale, transfer or conveyance of the Release Premises pursuant to: (a) a foreclosure of the Mortgage; (b) a deed in lieu of such foreclosure (to either Lender, a nominee of Lender or an independent third party); (c) a sale pursuant to a power of sale; (d) a sale or other disposition of the Mortgaged Property pursuant to Sections 363, 725 or 1129 of the Bankruptcy Code; or (f) a taking or condemnation of the Release Premises by any public or quasi-public authority through eminent domain or otherwise.

          (iv) The term "Sale Price" shall mean all consideration paid for the Sale, including, without limitation, the stated purchase price, cash, notes, any indebtedness assumed or taken subject to (whether directly or indirectly), and all other consideration (direct or indirect) to whomever paid, less customary proration, reasonable arms-length brokerage commissions and reasonable arms-length selling expenses, including reasonable attorneys' fees and disbursements and any and all transfer and/or gains taxes (but in no event to include any income taxes) actually paid by the seller in connection with the Sale.

          (v) Notwithstanding the foregoing, in the event of a refinancing of a Mortgaged Property, the Release Price shall always be calculated pursuant to Subsection 61(j)(i)(B) above.

     (k) The Allocated Loan Amounts set forth on Schedule A attached shall not be reduced as a result of any principal prepayments made in accordance with this
Section 61.

     (l) Notwithstanding anything to the contrary in this Section 61 or Section 13 hereof, Owner may (1) convert the Mortgaged Property identified as Property No. 46 on Schedule A attached hereto to a condominium (the "Condominium Conversion) pursuant to and in accordance with Condominium Documents delivered to and approved by Lender in its sole and absolute discretion, and the Condominium Act and (2) request a release of a portion of the Mortgaged Property described as the Office Unit in the Declaration (the "Release"); provided the conditions of this Subsection 61(l) are met. Lender shall consent to the Condominium Conversion and the Release provided:

          (i) Owner has delivered to Lender at least thirty (30) days' prior written notice of the date of the Condominium Conversion (the "Conversion Date") and the Release;

          (ii) prior to the Conversion Date and the Release, Owner delivers to Lender, at Owner's cost and expense (A) an endorsement to the existing title policy insuring the Mortgaged Property as a condominium subject to no exceptions other than the Permitted Exceptions and the Condominium
     Documents, (B) executed Condominium Documents, (C) a proxy by Owner appointing Lender to vote on its behalf on all matters in the Declaration,
     (D) any other documentation reasonably requested by Lender in connection with the Condominium Conversion and the Release, (E) such other evidence of Owner's compliance with the Condominium Act, and (F) if a Securitization has occurred, written confirmation from the Rating Agencies that the Condominium Conversion and the Release shall not result in a withdrawal, downgrade or qualification of the then current ratings by the applicable Rating Agencies of the Securities and otherwise in form and substance satisfactory to Lender and its counsel;

          (iii) no Event of Default exists;

          (iv) ingress to and egress from all portions of the Mortgaged Property of which the Office Unit forms a part remaining after the Release (the "Remaining Property") shall be over fully dedicated public roads;

          (v) Owner shall have obtained: (1) (x) subdivision, zoning, building and all other governmental approvals necessary or required so that the Office Unit and the Remaining Property, shall, upon such Release, together and separately, satisfy and comply, in all material respects and so that any immaterial non-compliance does not adversely affect the lien of the Mortgage or the value or utility of the Mortgaged Property as hotel, with all the applicable subdivision, zoning, building, environmental protection and all other applicable laws, rules, regulations and federal, state or local requirements, including sewer capacity requirements, or (y) a legal opinion by counsel reasonably satisfactory to Lender, that the Office Unit and the Remaining Property are each entitled to be used and occupied as of right without reference to or reliance on the other parcel (other than the Common Elements as set forth in the Declaration), and (2) either a legal opinion by counsel reasonably satisfactory to Lender stating that, or an endorsement to the title insurance policy insuring the lien of the related Mortgage insuring that, the Office Unit has been designated, assessed and taxed as a separate tax lot independent from the Remaining Property;

          (vi) prior to the Release,  Owner shall prepare and provide to Lender:
     (1) condominium plats of all those portions of the Mortgaged Property which are approved by all governmental and quasi-governmental authorities having jurisdiction over the Office Unit and/or the Remaining Property, whose approval as to such plans and maps is required; and (2) copies of each and all proposed easements and cross-easements and mutual or non-exclusive easements for ingress, egress, access, pedestrian walkways, parking, traffic flow, utilities and services and utilities shared by the Remaining Property and the Office Unit and the like which may be required by any governmental or quasi-governmental authority having jurisdiction or which are necessary or advisable;

          (vii) such condominium plats shall show such parking structures and parking layouts as will afford, to the Improvements located on the Remaining Property, the equivalent of the exclusive use of the aggregate number of parking spaces to be provided on the Property under all Leases, if any, affecting the Remaining Property, and the number of parking spaces required by the then applicable zoning requirements for the Remaining Property or an opinion of counsel regarding the matters set forth in this
     (vii) acceptable to Lender and its counsel in all respects in its discretion;

          (viii) Owner shall provide Lender with such surveys, drawings, plans, specifications, proposed easements and consents, certificates and agreements, such legal opinions from attorneys acceptable to Lender and such other evidence as Lender may reasonably request or require to determine that the foregoing conditions have been satisfied;

          (ix) all Leases, if any, demising any part of the Remaining Property shall remain in full force and effect and unaffected in any manner as a result of the Release;

          (x) all operating agreements affecting all or any part of the Remaining Property or the Office Unit shall remain in full force and effect and remain otherwise unaffected as a result of the Release;

          (xi) The applicable Owner shall simultaneously with the Release transfer title to the Office Unit to a Release Premises Transferee and such Release Premises Transferee shall assume all obligations and liabilities (other than those related to the Note, which the Office Unit is being released from) related to the Office Unit, if any, from and after the date of such transfer and such third party Release Premises Transferee shall erect and operate additional structures whose use is integrated and consistent with the use of the Office Unit;

          (xii) Owner shall pay all of Lender's costs and expenses (including reasonable counsel fees and disbursements) incurred in connection with Lender's review of the foregoing items, the determination of the satisfaction of such conditions and otherwise incurred in connection with the Release and the Condominium Conversion; and

          (xiii) Lender shall release such Office Unit from the lien of the related Mortgage, promptly after: (1) all such easements, consents and rights as described above shall have been obtained; and (2) all of the requirements of this paragraph 61(k) have been satisfied.

     All instruments of release shall be in duly recordable form and contain such covenants, conditions and restrictions and shall reserve such rights and easements with respect to the Office Unit as are necessary to protect and preserve Lender's interests in the Remaining Property after any such release.

     62. INTENTIONALLY OMITTED

     63. INTENTIONALLY OMITTED

     64. REQUIRED REPAIRS; REQUIRED REPAIR FUNDS

     (a) Owner shall perform the repairs at its Mortgaged Properties, including, without limitation, capital improvements, tenant improvements and leasing commissions incurred in connection therewith as more particularly set forth on Schedule D hereto (such repairs hereinafter referred to as "Property Required Repairs"). Owner shall spend the sums set forth under the column entitled "Allocated Amount" contained under the headings "Special FF&E Reserve Account" and "$23,000,000 Escrow Account for Deferred Maintenance" on Schedule D and complete all of the Property Required Repairs on the following dates (the "Required Repairs Completion Date"): (1) on or before the earlier of (A) September 1, 1999 and (B) the required completion date for such work as set forth in the applicable PIP, if any, with respect to all Mortgaged Properties (except the Town Center Property) and (2) on or before the Maturity Date, or if the Loan is extended pursuant to the terms of the Note, March 1, 2000, with respect to the Town Center Property . On the date hereof, Owner shall deposit with Lender an amount equal to $23,000,000, representing a portion of the cost to perform the Property Required Repairs for each Mortgaged Property as set forth on Schedule D hereto (the "Initial Deposit"). Additionally, upon the earlier of June 1, 1999 and the first day of the calendar month immediately following the date Owner commences the renovations at Property No. 41 listed on Schedule A attached hereto (the "Town Center Property"), as required by the Franchisor (the "Monthly Deposit Commencement Date"), Owner shall make (i) three
(3) monthly deposits in the amount of $1,300,000 each, commencing on the Monthly Deposit Commencement Date and on the first day of each calendar month thereafter through and including the month which is two (2) months after the Monthly Deposit Commencement Date and (ii) a monthly deposit in the amount of $1,400,000 on the first day of the calendar month which is three (3) months after the Monthly Deposit Commencement Date (collectively, the "Required Repairs

Monthly Deposits"). The Initial Deposit together with the Required Repairs Monthly Deposits shall hereinafter be referred to as the "Required Repair Fund". Notwithstanding the foregoing, Owner acknowledges that it shall spend from its own funds in order to complete the Property Required Repairs on or before the Required Repairs Completion Date the positive difference between (1) the sum of the Required Repair Fund and the Special FF&E Repair Deposit, and (2) the aggregate amount of the cost estimates for all of the Mortgaged Properties set forth on Schedule D. Lender will maintain the Required Repair Fund in a segregated account (the "Required Repair Account"), which shall be an Eligible Account, and the Required Repair Fund shall be invested and reinvested by Lender, at Owner's direction, in one or more Eligible Investments, subject to the following restrictions: (A) such Eligible Investments and the proceeds thereof shall be deemed a part of the Required Repair Fund; (B) each such Eligible Investment shall be made in the name of Lender (in its capacity as such) or in the name of a nominee of Lender under its complete and exclusive dominion and control or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered; (C) Lender shall have the sole control over such investment, the income thereon and the proceeds thereof;
(D) other than investments described in clause (B) above, any certificate or other instrument evidencing such investment shall be delivered directly to Lender or its agent; (E) the proceeds of each investment shall be remitted by the purchaser thereof directly to Lender and (F) Lender shall not be liable for any loss sustained on the investment of any funds constituting a part of the Required Repair Fund (except for losses resulting from Lender's gross negligence or wilful misconduct).

     (b) Owner hereby grants a first priority security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and covenants on Owner's part to be paid and performed, in all of Owner's right, title and interest in and to the Required Repair Fund and the Required Repair Account and shall execute and deliver to Lender such UCC-1 Financing Statements and other documents or instruments as Lender may request in order to grant and perfect such security interest. Owner shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Required Repair Fund or the Required Repair Account or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Required Repair Fund to the payment of the Debt in any order in its sole discretion. Until expended or applied as herein provided, the Required Repair Fund shall constitute additional security for the Debt.

     (c) After Owner's Initial Deposit into the Required Repair Account pursuant to paragraph (a) hereof, Lender shall disburse to Owner the Required Repair Funds from the Required Repair Account from time to time upon satisfaction by Owner of each of the following conditions: (a) Owner shall submit a written request for payment to Lender at least ten (10) days prior to the date on which Owner requests such payment be made and specifies the Property Required Repairs to be paid; (b) the request for disbursement for funds for an individual Mortgaged Property together with all prior disbursements for such individual Mortgaged Property shall not exceed the aggregate "Allocated Amount" for such individual Mortgaged Property set forth on Schedule D under the headings "Special FF&E Reserve Account" and "$23,000,000 Escrow Account for Deferred Maintenance"; (c) on the date such request is received by Lender and on the date such payment is to be made, no Event of Default shall exist and remain uncured;
(d) Lender shall have received a certificate from Owner (i) stating that all Property Required Repairs at the applicable Mortgaged Property funded by the prior requested disbursement have been completed in good and workmanlike manner and in accordance with all applicable federal, state and local laws, rules and regulations, (ii) any license, permit or other approval by any Governmental Authority required to commence and/or complete the Property Required Repairs to be funded by the requested disbursement have been obtained, (iii) identifying each person that will supply materials, labor or service in connection with the Property Required Repairs to be performed at such Mortgaged Property and to be funded by the requested disbursement and including copies of invoices or statements from each such person or entity setting forth the costs for such materials or labor, and (iv) stating that each person or entity that supplied materials or labor in connection with the Property Required Repairs performed at a Mortgaged Property and funded by the prior requested disbursement has been paid all amounts to be paid to such person or entity as set forth in the written request with respect to such prior requested disbursement and setting forth the amount paid to each such person and, if such requested disbursement includes amounts constituting the final payment to any person on account of any Property Required Repairs, such certificate shall be accompanied by lien waivers or other evidence of payment satisfactory to Lender;
(e) at Lender's option if the amount disbursed for Property Required Repairs with respect to an individual Mortgaged Property under the prior requested disbursement exceeded a total of Two Hundred Thousand and No/100 Dollars ($200,000), a title search for any such Mortgaged Property indicating that such Mortgaged Property is free from all liens, claims and other encumbrances not previously approved by Lender, and (f) Lender shall have received copies of paid invoices for amounts disbursed to Owner for its previous advance, together with such other evidence as Lender shall reasonably request that the Property Required Repairs at any Mortgaged Property funded by the prior requested disbursement have been completed and the related costs and expenses have been paid. Lender shall not be required to make disbursements from the Required Repair Account with respect to any such Mortgaged Property more frequently than twice per calendar month and unless such requested disbursement is in an amount greater than Fifteen Thousand and No/100 Dollars ($15,000) (or a lesser amount if the total amount in the Required Repair Account is less than Fifteen Thousand and No/100 Dollars ($15,000), in which case only one disbursement of the amount remaining in the account shall be made) and such disbursement shall be made only upon satisfaction of each condition contained in this paragraph (c). Prior to Owner's initial deposit of funds into the Required Repair Fund in accordance with paragraph (b) hereof or thereafter with respect to any calendar month during which a request for payment from the Required Repair Fund is not submitted to Lender pursuant to this paragraph (c), Owner shall deliver to Lender, as a part of the monthly reports to be delivered pursuant to Section 19 of the Mortgage, a certificate setting forth the amounts paid during the preceding calendar month for Property Required Repairs and setting forth each person to whom such amounts were paid, the amount paid to each such person or entity and the related Property Required Repairs performed by each such person. Notwithstanding anything contained to the contrary in this Agreement, (i) Owner shall be entitled to request disbursements for funds for an individual Mortgaged Property provided (A) the subject request together with all prior disbursements for such individual Mortgaged Property shall not exceed the aggregate "Allocated Amount" for such individual Mortgaged Property set forth under both of the headings "Special FF&E Reserve Account" and "$23,000,000 Escrow Account for Deferred Maintenance" irrespective of whether the FF&E Replacement Reserve Fund is applied at the time of the subject request to the disbursement to Owner, and
(B) the disbursement request for certain Property Required Repairs for a Mortgaged Property is no more than the cost estimate for such Property Required Repair as set forth in the budget line item for the applicable Mortgaged Property on Schedule D; (ii) in the event that the Special FF&E Repairs have been completed and the "Allocated Amount" set forth under the heading "Special FF&E Reserve Account" has been disbursed to Borrower from the Required Repairs Fund and spent by Borrower in accordance with this Section 64, Borrower may reallocate a portion of the FF&E Replacement Reserve Fund earmarked for the Special FF&E Repairs as set forth in Section 7 in the amount of the applicable "Allocated Amount" for such Mortgaged Property to Property Required Repairs set forth on Schedule D for other Mortgaged Properties, as reasonably approved by Lender, (iii) in the event that Owner delivers evidence, reasonably satisfactory to Lender, indicating that the actual cost to complete the Property Required Repairs is less than the cost set forth under the column "Allocated Amount" under the heading "$23,000,000 Escrow Account for Deferred Maintenance", Owner may reallocate such cost savings to another Property Required Repair item set forth on Schedule D for such other Mortgaged Property, (iv) Owner shall not be permitted to request disbursements from the Required Repair Fund for the Town Center Property until the Owner deposits the Required Repairs Monthly Deposits into the Property Required Repair Fund, in which case the Owner may request disbursements from the Property Required Repair Fund in an amount not to exceed the amount of the Required Repairs Monthly Deposits deposited to date (less any prior disbursements to Owner for the Town Center Property).

     (d) It shall be an Event of Default under this Agreement if (i) Owner does not exercise diligent efforts to complete the Property Required Repairs at each Mortgaged Property by the required deadline for each repair as set forth on Schedule D or (ii) Owner does not make the Initial Deposit or the Required Repairs Monthly Deposits into the Required Repair Fund in accordance with paragraph (a) hereof. Upon the occurrence of an Event of Default, Lender, at its option, may withdraw all Required Repair Funds from the Required Repair Account and Lender may apply such funds either to completion of the Property Required Repairs at one or more of the Mortgaged Properties or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply Required Repair Funds shall be in addition to all other rights and remedies provided to Lender under this Agreement and the other Loan Documents.

     65. SPECIAL CONDOMINIUM RIDER. (a) This Condominium Rider applies, as of the date hereof, or with respect to the Mortgaged Property identified as Property No. 46 attached hereto, as of the Condominium Conversion, to the following Mortgaged Properties listed on Schedule A attached hereto:

     (i)  Town Center, Silver Spring, Maryland, Property No. 41;

     (ii) Holiday Inn Washington,  D.C., Silver Spring,  Maryland,  Property No.
          46;

     (iii) Comfort Inn Roseville, Roseville, Minnesota, Property No. 51; and

     (iv) Four Points Hotel, Hilton Head, South Carolina, Property No. 73.

     In the event of any inconsistency  between the terms and conditions of this
Section 65 of this Loan Agreement and any other terms of this Loan Agreement, the terms of this Section 65 shall control.

     (b) Section 5 of this Loan Agreement entitled "PAYMENT OF TAXES" is hereby deleted in its entirety and the following language is hereby inserted as Section 5:

     Owner shall pay all taxes and assessments now or hereafter levied, assessed or imposed against the Mortgaged Property or any part thereof (collectively, the "Taxes"), all ground rents, maintenance charges, water rates and sewer rents, other governmental impositions, and other charges including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied, assessed or imposed against the Mortgaged Property or any part thereof (collectively, the "Other Charges"), and all common charges, assessments and special assessments imposed pursuant to the Condominium Documents

(collectively, the "Condominium Charges") as they become due and payable. If requested by Lender, Borrower will deliver to Lender evidence satisfactory to Lender that the Taxes, Other Charges and Condominium Charges have been so paid, or are not then delinquent. Owner shall not suffer, and shall promptly cause to be paid and discharged, any lien or charge whatsoever which may be or become a lien or charge against the Mortgaged Property, and shall promptly pay for all utility services provided to the Mortgaged Property. If requested by Lender, Owner shall furnish to Lender or its designee receipts for the payment of the Taxes and/or Condominium Charges prior to the date that such obligations shall become delinquent. Owner shall be entitled to contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount of any Taxes, Other Charges or Condominium Charges. Notwithstanding the preceding sentence, during the pendency of any such contest Owner shall pay or cause to be paid all Taxes, Other Charges and Condominium Charges as and when due and payable, or otherwise in accordance with Section 32 hereof.

     (c) Subject to any provisions of the Condominium Documents with respect hereto, Lender may apply any condemnation award or payment in accordance with
Section 8 of this Loan Agreement entitled "CONDEMNATION." Notwithstanding anything to the contrary herein, with respect to the Town Center Property only, the application of any condemnation award shall be subject to the terms of the applicable Ground Lease.

     (d) The following language is hereby inserted at the end of Section 14 of this Loan Agreement entitled "ESTOPPEL CERTIFICATES; AFFIDAVITS" as subsection 14(f):

          (f) Owner shall use its best efforts to cause to be delivered to Lender upon request, an estoppel certificate from the Condominium Association in form and substance reasonably satisfactory to Lender, which shall include without limitation (i) the amount of the unpaid Condominium Charges, if any, accrued against the Mortgaged Property, (ii) that the Condominium Documents have not been modified or amended, (iii) that all payments due and payable by Owner under the Condominium Documents have been paid in full, and (iv) that neither Owner nor the Association is in default under the Condominium Documents.

     (e) Section 20 of this Loan Agreement entitled "PERFORMANCE OF OTHER AGREEMENTS" is hereby deleted in its entirety and the following language is hereby inserted as Section 20:

     Owner shall observe and perform each and every term to be observed or performed by Owner pursuant to the terms of any material agreement or recorded instrument affecting or pertaining to the Mortgaged Property, including without limitation, the Condominium Documents. Nothing herein shall operate in derogation of any obligation of Owner under the Loan Documents.

     (f) The following language is hereby inserted at the end of Section 24 of this Loan Agreement entitled "EVENTS OF DEFAULT":

          (x) if any of the Condominium Charges imposed pursuant to the Condominium Documents are not paid when the same are due and payable;

          (y) if the Condominium Association fails, in accordance with the terms of the Condominium Documents (a) to maintain the Common Elements and/or the Mortgaged Property, as applicable, in good condition and repair, (b) to promptly comply with all laws, orders, and ordinances affecting the Common Elements and/or the Mortgaged Property, as applicable, or the use thereof,
     (c) to promptly repair, replace or rebuild any part of the Common Elements and/or the Mortgaged Property, as applicable, which may be damaged or destroyed by any casualty or which may be affected by any proceeding of the character referred to in Section 8 hereof, (d) to complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Common Elements, all to the extent that the Condominium Association is authorized to so maintain, repair, replace, rebuild and complete the Common Elements by the Condominium Documents and such default shall continue for a period of sixty (60) days after written notice thereof specifying such default and requiring the same to be remedied shall have been given to the person designated from time to time in accordance with the Condominium Documents to receive service of process, (except with respect to a Condominium where Owner does not have control of the Condominium Association only, excluding such failures in (a) -(d) above which shall not cause a Material Adverse Effect and which Owner has promptly commenced an action against the Condominium Association to cause the Condominium Association to cure such failure);

          (z) if the Condominium Association fails in accordance with the terms of the Condominium Documents, (a) to keep the Common Elements and/or the Mortgaged Property, as applicable, insured against the hazards specified in the Condominium Documents in the amounts and pursuant to policies in the form specified therein, and (b) to pay, as and when the same becomes due and payable, any charge or encumbrance which, if unpaid, might become a lien against the Mortgaged Property or any part thereof prior to or on a parity with the lien of the Mortgage, if such failure shall result in the imposition of a lien against the Mortgaged Property and such lien shall not be discharged, dismissed or bonded within 30 days of such imposition;

          (aa) if any provision of the Condominium Act or any section, sentence, clause, phrase or word, or the application thereof in any circumstance is held invalid wholly or partially and, in the sole judgment of Lender, such invalidity shall adversely affect the lien of the Mortgage or the rights of Lender thereunder;

          (bb) if, without the prior written consent of Lender, any of the material terms or provisions of the Condominium Documents are modified, amended or terminated;

          (cc) if, without the prior written consent of Lender, Owner fails to comply with any terms of the Condominium Documents and the Condominium Act;

          (dd) if the Condominium shall become subject to any action for partition by any unit owner and the action is not dismissed within thirty
     (30) days;

          (ee) if, without the prior written consent of Lender, the Declarant, such other party as may in writing be designated by Declarant, or any other party, as the case may be, expands or causes the expansion of the Condominium and annexes to the land covered by the Condominium additional land and improvements thereon;

          (ff) if the Condominium Association shall fail to allow Lender to examine the books, records and receipts of the Condominium in accordance with the Condominium Documents; or

          (gg) if the Mortgaged Property is withdrawn from the condominium regime established by the Condominium Act in connection with any Condemnation, any casualty or otherwise, in accordance with the Condominium Act.

     (g) CONDOMINIUM COVENANTS

          (i) Owner shall promptly deliver to Lender a true and full copy of all notices of default received by the Owner with respect to any obligation or duty of the Owner under the Condominium Documents.

          (ii) Owner shall not, except with the prior written consent of the Lender (a) institute any action or proceeding for partition of the Mortgaged Property; (b) vote for or consent to any modification of, amendment to or relaxation in the enforcement of the Condominium Documents or the termination of the Condominium; (c) expand or cause the expansion of the Condominium and annex to the land covered by the Condominium additional land and improvements thereon; and (d) in the event of damage to or destruction of the Common Elements or other portions of the Condominium other than the Mortgaged Property, vote not to repair, restore or rebuild the Common Elements or other portions of the Condominium other than the Mortgaged Property if Owner shall have such a voting right.

     (h) DEFINED TERMS

     The following terms shall have the following meanings, provided, however, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used herein which are defined in the Condominium Act shall have the meanings set forth therein:

          (i)   "Condominium"   shall  have  the  meaning   ascribed  to  it  in
     Declaration.

          (ii) "Condominium Act" shall mean (1) the provisions of Title 11 of the Real Property Article of the Annotated Code of Maryland (1996), as the same may hereafter be amended, (2) the Minnesota Uniform Condominium Act, as the same may hereafter be amended, or (3) the Horizontal Property Act of the State of South Carolina, Title 27, Chapter 31, Code of Laws of South Carolina, 1976, as the same may hereafter be amended, as the case may be.

          (iii) "By-laws" shall mean (1) the By-laws of the Council of Unit Owners of Colesville Roeder Condominium, (2) the By-laws of the Council of Unit Owners of Silver Spring Plaza Condominium in the form and on the terms of those certain By-laws attached hereto as Exhibit D, (3) the By-laws of Rosedale Corporate Condominium, Inc., or (4) the By-laws of Oceanwalk Two Horizontal Owners' Association, as the case may be.

          (iv) "Declaration" shall mean (1) that certain Declaration for Colesville Roeder Condominium dated February 18, 1998, (2) that certain
     Declaration for Silver Spring Plaza Condominium in the form and on the terms approved by Lender in accordance with this Agreement, (3) that certain Declaration of Rosedale Corporate Condominium, Inc. dated August 3, 1997, as amended by that certain First Amendment of the Declaration dated

     October 2, 1997 or (4) that certain Master Deed of Oceanwalk Two Horizontal Property Regime dated February 19, 1991, as amended by that certain First Amendment to the Master deed dated December 17, 1997, as the case may be.

          (v) "Condominium Association" shall mean the organization managing the Mortgaged Property by virtue of the Condominium Act and the Condominium Documents, on behalf of all the owners of the units comprising the Mortgaged Property.

          (vi) "Condominium Documents" shall mean collectively the "Declaration" and the "By-laws".

          (vii) "Common Elements" shall have the meaning ascribed to them in the Declaration.

          (viii) "Declarant" shall have the meaning ascribed to it in the Declaration.

     (i) Term Center

     Notwithstanding anything to the contrary herein, with respect to the Town Center Property only, this Section 65 shall be subject to the terms and conditions of the Condominium Documents and the Ground Lease.

     66. LOCK-BOX ACCOUNT.

     (a) (i) The parties agree and acknowledge that Servico, Inc., Manager and the participants listed on Schedule E attached hereto (the "Participants"), which include the Borrower Participants (which shall include in each instance when used herein, Canadian Guarantor) and the Non-Borrower Participants, maintain, and intend to continue to maintain a single cash management system under which cash receipts of the Participants and credit card receivables from the operations of the properties listed on Schedule F attached hereto (the "Properties") and other receipts of Manager and Servico, Inc. are deposited into accounts in the name of Servico, Inc., which accounts are Eligible Accounts; and thereafter required disbursements are made on behalf of the Participants, Manager and Servico, Inc. ("the Cash Management System"); provided, however, that amounts due pursuant to this Loan Agreement, the Note and the Mortgage shall be transferred by Servico, Inc. and Manager, as due, to the respective Owner by deposit into accounts in the names of each respective Owner from which such required payments to Lender shall be made, which accounts in the name of the Owner are Eligible Accounts. Upon the occurrence of a Triggering Event (defined below), the Owner will cease to participate in the Cash Management System. The Cash Management System shall not be modified or amended by the Participants in a manner which affects the rights and/or obligations of the Borrower Participants in any manner whatsoever without the prior written consent of Lender.

     (ii) The parties agree and acknowledge that the use of funds in the Cash Management System shall not be restricted and no interest is or shall be charged or collected by or from any Participant or Servico, Inc. or any of their respective affiliates with respect to funds aggregated in the Cash Management System.

     (iii) Servico, Inc. shall prepare and maintain complete and accurate accounting records with respect to all transactions under the Cash Management System, including, without limitation, the deposit of all cash receipts, the electronic transmittal of credit card receivables, the payment of all expenses, any earnings on invested funds and amounts disbursed to the Owner for the payment of amounts due under the Loan Agreement and shall prepare and maintain for each Participant a running balance of deposits to, withdrawals from and amounts owing to and from each Participant in the Cash Management System.

     (iv) The parties agree and acknowledge that the cash receipts from each hotel owned by a Owner or a non-Borrower Participant beyond the immediate on-site petty cash needs of the Owner are first deposited into a bank account in the name of such hotel, which account is an Eligible Account, and thereafter such amounts may be transferred to a bank account, which is an Eligible Account, in the name of Servico, Inc. (the "Concentration Account"). Receipts from charge cards are deposited directly into the Concentration Account.

     (v) All checks issued in payment of any Owner's expenses shall indicate by printed or typed identification that Owner is the entity for which payment is made.

     (vi) Whenever a Participant shall have paid or contributed more to the Cash Management System than had been withdrawn or paid on its behalf (an "Overpaying Participant"), such Overpaying Participant shall be a creditor of Servico, Inc. for the amount of the overpayment and every Participant that has withdrawn or has paid on its behalf more than it paid or contributed to the Cash Management System (an "Underpaying Participant") shall be obligated to Servico, Inc. for the amount of such Underpaying Participant's underpayment.

     (vii) The parties agree and acknowledge that the Cash Management System constitutes a lending arrangement between Owner and Servico, Inc., and a financial accommodation between Owner and Servico, Inc., and that upon any Triggering Event or if a receiver, liquidator or trustee shall be appointed for Servico, Inc., Manager or a Non-Borrower Participant or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against Servico, Inc., Manager or a Non-Borrower Participant at Lender's option upon notice from Lender, the Owner shall immediately cease to participate in the Cash Management System and shall reconcile in cash any underpayments or overpayments existing at that time and Lender may cause the cash receipts and credit card receivables of Owner to be paid directly to Lender as if a Triggering Event shall have occurred until Lender is reasonably satisfied that Owner is no longer participating in the Cash Management System.

     (viii) Claims held against Servico, Inc. pursuant to paragraph (vi) hereof by a Owner that is an Overpaying Participant and claims held by Servico, Inc. against a Participant that is an Underpaying Participant shall become immediately due and payable upon the earlier to occur of: (A) a demand for payment thereof, (B) the withdrawal by the Owner from the Cash Management System pursuant to paragraph (vii) hereof or (C) an Event of Default; provided, however, that any obligation of any Owner hereunder upon such events shall be paid only from available net income of the Owner, after payment of debt service, the funding of any required reserves required hereunder and the payment of Owner's operating expenses in accordance with the terms of this Loan Agreement.

     (ix) Lender, and its successors and assigns, shall be a third-party beneficiary hereto with the ability to enforce same for its own benefit and on behalf of each Owner.

     (x) Any wholly-owned Affiliate of Servico, Inc. may be made a party to this Cash Management Agreement as a Non-Borrower Participant or, in the case of any Affiliate that has granted a mortgage to Lender, as a Owner, by a written amendment executed by such Affiliate, Servico, Inc. and Manager. This Section 66 may not be amended with respect to the rights of any Owner hereunder without the prior written consent of Lender.

     (xi) This Section 66 shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and upon any entity or person becoming a participant in the Cash Management System subsequent to the date hereof.

     (xii) In the event of any inconsistency between this Section 66 and any prior cash management agreement executed by the Participants, this Section controls with respect to Borrower Participants.

     (b) (i) Upon the occurrence and continuance of an Event of Default, or (ii) if at any time the Aggregate Debt Service Coverage Ratio for the twelve (12) month period immediately preceding the date of the calculation is less than or equal to 1.35 to 1.0, as tested monthly by Lender (collectively, the "Triggering Events"), Owner shall establish and maintain a segregated Eligible Account (the "Lockbox Account") to be held by Lender, pursuant to the Cash Management Agreement attached hereto as Exhibit E and made a part hereof, which Lockbox Account shall be under the sole dominion and control of Lender. Owner hereby grants to Lender a first priority security interest in the Lockbox Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of Lender a perfected first priority security interest in the Lockbox Account, including, without limitation, executing and filing UCC-1 Financing Statements and continuations thereof. Owner will not in any way alter or modify the Lockbox Account and will notify Lender of the account number thereof. Lender shall have the sole right to make withdrawals from the Lockbox Account and all costs and expenses for establishing and maintaining the Lockbox Account shall be paid by Owner.

     (c) Upon the establishment of the Lockbox Account, Owner shall deposit, or shall cause to be deposited, the Rent and Accounts Receivable directly into the Lockbox Account, and Owner shall, or shall cause each Manager to deliver written instructions to all tenants under Leases and credit card companies to deliver all Rents and Accounts Receivable payable thereunder directly to the Lockbox Account in the forms attached hereto as Exhibit F and made in part hereof. Owner shall, and shall cause each Manager, to deposit all amounts received by Owner or Manager constituting Rents and Accounts Receivable into the Lockbox Account within one (1) Business Day of receipt thereof. Owner agrees that the fully executed Cash Management Agreement attached as Exhibit E shall become effective upon the Triggering Events.

     (d) All funds on deposit in the Lockbox Account shall be applied by Lender to the payment of any amounts then due and payable under the Loan Documents in accordance with the terms of the Cash Management Agreement.

     (e) The insufficiency of funds on deposit in the Lockbox Account shall not absolve Owner of the obligation to make any payments, as and when due pursuant to this Agreement and the other Loan Documents, and such obligations shall be separate and independent, and not conditioned on any event or circumstance whatsoever.

     67.  GROUND  LEASES.  Further  supplementing  the  terms,   conditions  and
provisions of the Mortgage:

     (a) Owner shall (i) pay all rents, additional rents and other sums required to be paid by Owner, as tenant under and pursuant to the provisions of the Ground Lease, (ii) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of Owner, as tenant thereunder, and (iii) promptly notify Lender of the giving of any notice by the landlord under the Ground Lease to Owner of any default by Owner, as tenant thereunder, and deliver to Lender a true copy of each such notice. Owner shall not, without the prior consent of Lender, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and if Owner shall default in the performance or observance of any term, covenant or condition of the Ground Lease on the part of Owner, as tenant thereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground Lease on the part of Owner to be performed or observed on behalf of Owner, to the end that the rights of Owner in, to and under the Ground Lease shall be kept unimpaired and free from default. If the landlord under the Ground Lease shall deliver to Lender a copy of any notice of default under the Ground Lease, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender, in good faith, in reliance thereon. Owner shall exercise each individual option, if any, to extend or renew the term of the Ground Lease upon demand by Lender made at any time within one (1) year prior to the last day upon which any such option may be exercised, and Owner hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Owner, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

     (b) Notwithstanding anything contained in the Ground Lease to the contrary, subject to Section 9 hereof, Owner shall not further sublet any portion of the Mortgaged Property without prior written consent of Lender. Each such Lender-approved sublease hereafter made shall provide that, (a) in the event of the termination of the Ground Lease, the lease shall not terminate or be terminable by the lessee; (b) in the event of any action for the foreclosure of this Mortgage, the lease shall not terminate or be terminable by the subtenant by reason of the termination of the Ground Lease unless the lessee is specifically named and joined in any such action and unless a judgment is obtained therein against the lessee; and (c) in the event that the Ground Lease is terminated as aforesaid, the lessee shall attorn to the lessor under the Ground Lease or to the purchaser at the sale of the Mortgaged Property on such foreclosure, as the case may be. In the event that any portion of the Premises shall be sublet pursuant to the terms of this Subsection, such sublease shall be deemed to be included in the Mortgaged Property.

     68. CONTRIBUTION.

     (a) Contribution. As a result of the transactions contemplated by this Agreement, each Owner will benefit, directly and indirectly, from the Obligations and in consideration therefor desire to enter into an allocation and contribution agreement among themselves as set forth in this Section 68 to allocate such benefits among themselves and to provide a fair and equitable agreement to make contributions among the entities comprising the Owner in the event any payment is made by any Owner hereunder to the Lender (such payment being referred to herein as a "Contribution," and for purposes of this Agreement, includes any exercise of recourse by the Lender against any Mortgaged Property of a Owner and application of proceeds of such Mortgaged Property in satisfaction of such Owner's obligations, to the Lender under this Agreement). The Owner hereby agrees as follows:

     (b) Limit of Liability. Each Owner shall be liable under this Agreement with respect to the Debt only for such total maximum amount (if any) that would not render its Obligations hereunder or under any of the Loan Documents subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

     (c) Calculation of Contribution. In order to provide for a fair and equitable contribution among the entities comprising the Owner in the event that any Contribution is made by a Owner (a "Funding Owner"), such Funding Owner shall be entitled to a reimbursement Contribution ("Reimbursement Contribution") from all other Owners for all payments, damages and expenses incurred by that Funding Owner in discharging any of the Obligations, in the manner and to the extent set forth in this Section. The amount of any Reimbursement Contribution under this Agreement shall be equal to the payment made by the Funding Owner to the Lender or any other beneficiary pursuant to this Agreement and shall be determined as of the date on which such payment is made.

     (d) Benefit Amount Defined. For purposes of this Agreement, the "Benefit Amount" of any Owner as of any date of determination shall be the net value of the benefits to such Owner and its affiliates from extensions of credit made by the Lender to (A) such Owner and (B) to the other entities comprising the Owner under this Agreement and the Loan Documents to the extent such other entities comprising the Owner have guaranteed or mortgaged their Mortgaged Properties to secure the Obligations of such Owner to the Lender.

     (e) Reimbursement Contribution Obligation. Each Owner shall be liable to a Funding Owner in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Owner to the total amount of Obligations, multiplied by
(ii) the amount of Obligations paid by such Funding Owner, or (B) 95% of the excess of the fair saleable value of the property of such Owner over the total liabilities of such Owner (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Owner is deemed made for purposes of this Agreement (giving effect to all payments made by other Funding Owners as of such date in a manner to maximize the amount of such Contributions).

     (f) Allocation. In the event that at any time there exists more than one Funding Owner with respect to any Contribution (in any such case, the "Applicable Contribution"), then Reimbursement Contributions from other entities comprising the Owner pursuant to this Agreement shall be allocated among such Funding Owners in proportion to the total amount of the Contribution made for or on account of the other Owners by each such Funding Owner pursuant to the Applicable Contribution. In the event that at any time any Owner pays an amount under this Agreement in excess of the amount calculated pursuant to Subsection
(c) above, that Owner shall be deemed to be a Funding Owner to the extent of such excess and shall be entitled to a Reimbursement Contribution from the other Owners in accordance with the provisions of this Section.

     (g) Asset of Party to Which Reimbursement Contribution is Owing. Each Owner acknowledges that the right to Reimbursement Contribution hereunder shall constitute an asset in favor of the Owner to which such Reimbursement Contribution is owing.

     (h) Subordination. No Reimbursement Contribution payments payable by a Owner pursuant to the terms of this Section 68 shall be paid until all amounts then due and payable by all of the Owners to the Lender, pursuant to the terms of the Note, this Agreement and the other Loan Documents, are paid in full in cash. Nothing contained in this Section 68 shall limit or affect in any way the Obligations of any Owner to Lender under this Agreement or any other Loan Documents.

     69. RECOURSE.

     The Loan, the Obligations and the Other Obligations shall be with full recourse to the Borrower, Canadian Guarantor and the Guarantor.

     70. CONFIDENTIALITY.

     Each party hereto shall treat the transactions contemplated hereby and all financial and other information furnished to it about Owner, Guarantor and the Mortgaged Properties, as confidential; provided, however, that such confidential information may be disclosed (a) as required by law or upon request or demand of
any  Governmental   Authority  or  pursuant  to  generally  accepted
accounting procedures, (b) to officers, directors, employees, agents, partners, attorneys, accountants, engineers and other consultants of the parties hereto who need to know such information, provided such Persons are instructed to treat such information confidentially, (c) by Agent to any Participant, Co-Lender, servicer, or assignee ("Transferee"), which disclosure to Transferees and prospective Transferees may include any and all information which has been delivered to Agent or by Owner pursuant to this Agreement or the other Loan Documents or which has been delivered to Agent in connection with Agent's or the Co-Lenders' credit evaluation of Owner prior to entering into this Agreement,
(d) upon the written consent of the party whose otherwise confidential information would be disclosed, (e) in response to any order of any court, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) to the National Association of Insurance Commissioners or any similar organization or any Rating Agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

     71. SYNDICATION.

     (a) Syndication. The provisions of this Section 71 shall only apply in the event that the Loan is syndicated in accordance with the provisions of this
Section 71 set forth below.

     (b) Sale of Loan, Co-Lenders, Participations and Servicing.

     (i) Lender and any Co-Lender may, at their option, without Owner's consent, sell with novation all or any part of their right, title and interest in, and to, and under the Loan, to one or more additional Co-Lenders. Each additional
Co-Lender shall enter into an assignment and assumption agreement (the "Assignment and Assumption") assigning a portion of Lender's or Co-Lender's rights and obligations under the Loan, and pursuant to which the additional Co-Lender accepts such assignment and assumes the assigned obligations. From and after the effective date specified in the Assignment and Assumption (i) each Co-Lender shall be a party hereto and to each Loan Document to the extent of the applicable percentage or percentages set forth in the Assignment and Assumption and, except as specified otherwise herein, shall succeed to the rights and obligations of Lender and the Co-Lenders hereunder and thereunder in respect of the Loan, and (ii) Lender, as lender and each Co-Lender, as applicable, shall, to the extent such rights and obligations have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations hereunder and under the Loan Documents.

     (ii) The liabilities of Lender and each of the Co-Lenders shall be several and not joint, and Lender's and each Co-Lender's obligations to Owner under this Agreement shall be reduced by the amount of each such Assignment and Assumption. Neither Lender nor any Co-Lender shall be responsible for the obligations of any other Co-Lender. Lender and each Co-Lender shall be liable to Owner only for their respective proportionate shares of the Loan. If for any reason any of the Co-Lenders shall fail or refuse to abide by their obligations under this Agreement, Lender and the other Co-Lenders shall not be relieved of their obligations, if any, hereunder, including their obligations to make their pro rata share of any advance; notwithstanding the foregoing, Lender and the Co-Lenders shall have the right, but not the obligation, at their sole option, to make the defaulting Co-Lender's pro rata share of such advance pursuant to the terms of the Intercreditor Agreement.

     (iii) Subject to Subsection 21(b) hereof, Owner agrees that it shall, in connection with any sale of all or any portion of the Loan, whether in whole or to an additional Co-Lender or Participant, within ten (10) business days after requested by Agent, furnish Agent with the certificates required under Section 14(d) hereof and such other information as reasonably requested by any additional Co-Lender or Participant in performing its due diligence in connection with its purchase of an interest in the Loan.

     (iv) Lender (or an Affiliate of Lender) shall act as administrative agent for itself and the Co-Lenders (together with any successor administrative agent, the "Agent") pursuant to this Section 71(b). Owner acknowledges that Lender, as Agent shall have the sole and exclusive authority to execute and perform this Agreement and each Loan Document on behalf of itself, as Lender and as agent for itself and the Co-Lenders subject to the terms of the Intercreditor Agreement. Except as otherwise provided herein, Owner shall have no obligation to recognize or deal directly with any Co-Lender, and no Co-Lender shall have any right to deal directly with Owner with respect to the rights, benefits and obligations of Owner under this Agreement, the Loan Documents or any one or more documents or instruments in respect thereof. Owner may rely conclusively on the actions of Lender as Agent to bind Lender and the Co-Lenders, notwithstanding that the
particular   action  in  question  may,   pursuant  to  this  Agreement  or  the
Intercreditor Agreement be subject to the consent or direction of the Co-Lenders. Lender may resign as Agent of the Co-Lenders, in its sole discretion, without the consent of Owner; provided however, that Lender may only resign as Agent (i) after an Event of Default has occurred or (ii) if required to by the Co-Lenders. Upon any such resignation, a successor Agent shall be determined pursuant to the terms of the Intercreditor Agreement. The term Agent shall mean any successor Agent.

     Notwithstanding any provision to the contrary in this Agreement, the Agent shall not have any duties or responsibilities except those expressly set forth herein (and in the Intercreditor Agreement) and no covenants, functions, responsibilities, duties, obligations or liabilities of Agent shall be implied by or inferred from this Agreement, the Intercreditor Agreement, or any other Loan Document, or otherwise exist against Agent.

     (v) Except to the extent its obligations hereunder and its interest in the Loan have been assigned pursuant to one or more Assignments and Assumption, Secore Financial Corporation, as Agent, shall have the same rights and powers under this Agreement as any other Co-Lender and may exercise the same as though it were not Agent, respectively. The term "Co-Lender" or "Co-Lenders" shall, unless otherwise expressly indicated, include Secore Financial Corporation in its individual capacity. Lender and the other Co-Lenders and their respective affili ates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Owner, or any Affiliate of Owner and any person or entity who may do business with or own securities of Owner or any Affiliate of Owner or any Affiliate thereof, all as if they were not serving in such capacities hereunder and without any duty to account therefor to each other.

     (vi) Intentionally Deleted.

     (vii) Lender, as Agent, shall maintain at its domestic lending office or at such other location as Lender, as Agent, shall designate in writing to each Co-Lender and Owner a copy of each Assignment and Assumption delivered to and accepted by it and a register for the recordation of the names and addresses of the Co-Lenders, the amount of each Co-Lender's proportionate share of the Facility Amount and the Loan and the name and address of each

Co-Lender's agent for service of process (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Owner, Lender, as Agent, and the Co-Lenders may treat each person or entity whose name is recorded in the Register as a Co-Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection and copying by Owner or any Co-Lender during normal business hours upon reasonable prior notice to the Agent. A Co-Lender may change its address and its agent for service of process upon written notice to Lender, as Agent, which notice shall only be effective upon actual receipt by Lender, as Agent, which receipt will be acknowledged by Lender, as Agent, upon request.

     (viii) Notwithstanding anything herein to the contrary, any financial institution or other entity may be sold a participation interest in the Loan by Lender or any Co-Lender without Owner's consent (such financial institution or entity, a "Participant") (x) if such sale is without novation and (y) if the other conditions set forth in this paragraph are met. No Participant shall be considered a Co-Lender hereunder or under the Note or the Loan Documents. No Participant shall have any rights under this Agreement, the Note or any of the Loan Documents and the Participant's rights in respect of such participation shall be solely against Lender or Co-Lender, as the case may be, as set forth in the participation agreement executed by and between Lender or Co-Lender, as the case may be, and such Participant. The terms of any participation agreement between Lender or Co-Lender, as the case may be, and its Participant shall not grant the Participant any consent rights except for consent to (i) changes in the interest rate and term of the Loan, (ii) increase in the principal amount of the Loan (except for protective advances and increases made in accordance with this Agreement), (iii) release of collateral (except in accordance with Section
61), (iv) release of any party liable for repayment of the Loan, (v) forbearance, (vi) consents to subordinate financing of the Mortgaged Property (except in accordance with the terms hereof), (vii) the acceleration of the Loan or commencement of foreclosure, (viii) the acquisition of foreclosed property and (ix) the management of, and ultimate sale of, real estate owned. No participation shall relieve Lender or Co-Lender, as the case may be, from its obligations hereunder or under the Note or the Loan Documents and Lender or Co-Lender, as the case may be, shall remain solely responsible for the performance of its obligations hereunder.

     (ix) Notwithstanding any other provision set forth in this Agreement, the Lender or any Co-Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, amounts owing to it in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System), provided that no such security interest or the exercise by the secured party of any of its rights thereunder shall release Lender or Co-Lender from its funding obligations hereunder.

     (c) Owner's Assignment. Owner may not assign its rights or obligations hereunder without the prior written consent of Agent and all of the Co-Lenders.

     (d) Payment of Agent's, and Co-Lender's Expenses, Indemnity, etc. Owner shall:

     (i) whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses (A) of Agent, Lender and all Co-Lenders in connection with Agent's and such Co-Lender's due diligence review of the Mortgaged Property, the negotiation, preparation, execution and delivery of the Note, this Agreement, the Mortgage, and the other Loan Documents and the documents and instruments referred to therein, the creation, perfection or protection of Lender's and Co-Lender's liens on the Mortgaged Property (including, without limitation, fees and expenses for title insurance, property inspections, appraisals, consultants, surveys, lien searches, filing and recording fees, and escrow fees and expenses), all internal valuations and appraisals of the Mortgaged Property made by Agent in connection with the administration of the Loan and any amendment, waiver or consent relating to any of the Loan Documents including releases, and the addition of new mortgaged properties (but Agent and the Co-Lender's shall pay their own respective counsel fees) and (B) of Agent and Co-Lenders in connection with the preservation of rights under, any amendment, waiver or consent relating to, and enforcement of, the Loan Documents and the documents and instruments referred to therein or in connection with any restructuring or rescheduling of the Obligations (including, without limitation, the reasonable fees and disbursements of counsel for Agent and the Co-Lenders);

     (ii) pay, and hold Agent and each Co-Lender harmless from and against, any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and hold Agent and each Co-Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to Agent or such Co-Lender) to pay such taxes; and

     (iii) indemnify Agent, (in its capacity as Lender and as Agent), and each Co-Lender, its officers, directors, employees, representatives and agents and any persons or entities owned or Controlled by, owning or Controlling, or under common Control or Affiliated with Agent, Agent, or each Co-Lender (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising in any manner out of, or in any way related to or by reason of, (i) the execution, delivery or performance of any Loan Document, (ii) the breach of any of Owner's or Guarantor's representations and warranties or of any of Owner's Obligations,
(iii) a default under Sections 10(x) or 40, including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, and (iv) the exercise by Agent and the Co-Lenders of their rights and remedies (including, without limitation, foreclosure) under any Loan Documents (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred solely by reason of the gross negligence or willful misconduct of such Indemnitee as finally determined by a court of competent jurisdiction) (collectively, "Indemnified Liabilities"). Owner further agrees that, without Agent's or the Co-Lenders' prior written consent, it will not enter into any settlement of a lawsuit, claim or other proceeding arising or relating to any Indemnified Liability unless such settlement includes an explicit and unconditional release from the party bringing such lawsuit, claim or other proceeding of each Indemnitee. Owner's obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

     (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Owner, Agent, the Co-Lenders, all future holders of the Note and their respective successors and assigns.

     (e) Amendments and Waivers. (i) Neither this Agreement, the Note, or any other Loan Document to which Owner or Guarantor is a party nor any terms hereof or thereof may be amended, supplemented, modified or waived other than in a writing executed by Owner, Guarantor, if applicable, and Agent. The parties hereto acknowledge and agree that any amendment, modification approval, waiver or request to be granted regarding the terms of this Agreement shall be given in accordance with the terms, provisions and conditions of the Intercreditor Agreement. The authority of Agent to act as Agent hereunder arises pursuant to and is governed by the Intercreditor Agreement.

     (ii) In the case of any waiver, Owner, Agent and all Co-Lenders shall be restored to their former position and rights hereunder and under the outstanding Note and any other Loan Documents, and any Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

     Owner acknowledges and agrees that Agent may provide to the Co-Lenders, and that Agent, and each of the Co-Lenders may provide to any Participant, originals or copies of this Agreement, all Loan Documents and all other documents, instruments, certificates, opinions, insurance policies, letters of credit, reports, requisitions and other materials and information of every nature or description, and may communicate all oral information, at any time submitted by or on behalf of Owner, or Guarantor or received by Agent in connection with the Loan or Owner or Guarantor.

     (f) Marshaling; Recapture. Agent shall be under no obligation to marshal any assets in favor of Owner or any other party or against or in payment of any or all of the Obligations. To the extent Agent receives any payment by or on behalf of Owner, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Owner or its estate, trustee, receiver, custodian or any other party under any bank ruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of Owner to Agent and the Co-Lenders as of the date such initial payment, reduction or satisfaction occurred.

     (g) Survival. Except as expressly provided to the contrary herein, all indemnities set forth herein including, without limitation, in Section 71(d) shall survive the execution and delivery of this Agreement, the Note and the Loan Documents and the making and repayment of the Loan hereunder.

     (h) Domicile of Loan Portions. Lender and the Co-Lenders may transfer and carry any Loan portion at, to or for the account of any domestic or foreign branch office, subsidiary or affiliate, subject to Section 71(i) below.

     (i) Taxes. (i) All payments made by Owner under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority excluding, in the case of Lender or any Co-Lender, net income and franchise taxes imposed on Lender or any Co-Lender by the jurisdiction under the laws of which Lender or any Co-Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which Lender's or Co-Lender's Domestic Lending Office or Eurodollar Lending Office, as the case may be, is located or any political subdivision or taxing authority thereof or therein (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes").

     (ii) Notwithstanding anything to the contrary herein, if at any time or from time to time Taxes are required to be deducted or withheld from the payments required to be made to Lender or any Co-Lender hereunder solely by reason of a Change in Law after the date hereof (other than as a result of any transfer or assignment of any of the obligations of Owner hereunder), all payment required to be made by Owner hereunder (including any additional amounts that may be payable pursuant to this clause (b)) shall be increased to the extent required so that the net amount received by Lender or any Co-Lender after the deduction or withholding of Taxes imposed solely by reason of a Change in Law after the date hereof will be not less than the full amount that would otherwise have been receivable had no such deduction or withholding been imposed by reason of such Change in Law. In the event that this clause (b) shall be operative, Owner shall promptly provide to Agent evidence of payment of such Taxes to the appropriate taxing authority and shall promptly forward to Agent any official tax receipts or other documentation with respect to the pay ment of the Taxes as may be issued by the taxing authority. If Owner fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Owner shall indemnify Lender and any Co-Lender for any incremental taxes, interest or penalties that may become payable by Lender or Co-Lender as a result of any such failure. The agreements in this Section 71(i)(ii) shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

     (iii) For purposes of this Section 71(i) the term "Change in Law" shall mean the following events: (A) the enactment of any legislation by the United States, including the enactment, amendment or modification of a treaty; (B) the lapse, by its terms, of any law of the United States or any treaty to which the United States is a party; or (C) the promulgation of any temporary or final regulation under the Code.

     (iv) Each Co-Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that, prior to the first date on which any payment is due to it hereunder, it will deliver to Owner and Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Co-Lender is entitled to receive payments under this Agreement and the Note payable to it, without deduction or withholding of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form, as the case may be, to establish an exemption from United States backup withholding tax. Each Co-Lender required to deliver to Owner and Agent a Form 1001 or 4224 and Form W-8 or W-9 pursuant to the preceding sentence further undertakes to deliver to Owner and Agent two further copies of the said letter and Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms, or other manner of certification, as the case may be, on or before the date that any such letter or form expires (which, in the case of the Form 4224, is the last day of each U.S. taxable year of the non-U.S. Co-Lender) or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to Owner and Agent, and such other extensions or renewals thereof as may reasonably be requested by Owner or Agent, certifying in the case of a Form 1001 or 4224 that such Co-Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Co-Lender from duly completing and delivering any such letter or form with respect to it and such Co-Lender advises Owner and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or W-9, establishing an exemption from United States backup withholding tax. Notwithstanding clause (i), if a Co-Lender fails to provide a duly completed Form 1001 or 4224 or other applicable form and, under applicable law, in order to avoid liability for Taxes, Owner is required to withhold on payments made to such a Agent that has failed to provide the applicable form, Owner shall be entitled to withhold the appropriate amount of Taxes. In such event, Owner shall promptly provide to such Co-Lender or Agent evidence of payment of such Taxes to the appropriate taxing authority and shall promptly forward to such Co-Lender or Agent any official tax receipts or other documentation with respect to the payment of the Taxes as may be issued by the taxing authority.

     (j) Limitation of Liability. No claim may be made by Owner, or any other Person against Agent, or any Co-Lenders or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any act, omission or event occurring in connection therewith; and Owner hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     (k) No Joint Venture. Notwithstanding anything to the contrary herein contained, neither Agent, nor any Co-Lender by entering into this Agreement or by taking any action pursuant hereto, will not be deemed a partner or joint venturer with Owner and Owner and agree to hold Agent, and each Co-Lender harmless from any damages and expenses resulting from such a construction of the relationship of the parties hereto or any assertion thereof.

     72. SPECIAL COVENANTS RELATING TO PROPERTY NOS. 30 (FIVE SEASONS HOTEL, CEDAR RAPIDS), 57 (OMNI ALBANY), AND 59 (THE CLARION NIAGARA) SET FORTH ON SCHEDULE A.

     (a) Property No. 30 (Five Seasons Hotel, Cedar Rapids). (i) Owner agrees and covenants to deliver on or before the date which is sixty (60 days from the date hereof (the "Cedar Rapids Delivery Date"), an original fully-executed counterpart of an estoppel by the ground lessor under the Ground Lease applicable to the Mortgaged Property (the "Cedar Rapids Property") in the form attached hereto as Exhibit H ("the Cedar Rapids Estoppel");

     (ii) Upon the delivery of the Cedar Rapids Estoppel within the time frame set forth above, Lender agrees to advance the maximum principal amount of the future advance note by Servico Cedar Rapids, Inc. (the "Future Advance") provided (i) no Event of Default exists, and (ii) Owner delivers to Lender a datedown endorsement of the existing title policies insuring the lien of the insured Mortgage as of the date of the advance (or an equivalent endorsement in Texas) showing no exceptions to such policy other than the Permitted Exceptions and otherwise acceptable to Lender in all respects; and

     (iii) The proceeds of the Future Advance shall be applied to the outstanding debt applicable to the first note and the mortgage secured thereby held by Lehman Brothers Holdings Inc.

relating to the Cedar Rapids Property (the "Lehman Note and Mortgage"). Owner shall be required to satisfy the Lehman Note and Mortgage as of the date of the Future Advance, irrespective of whether the proceeds of the Future Advance are sufficient to satisfy the debt evidenced by the Lehman Note and Mortgage.

     (b) Property No. 59 (Clarion Niagara). Owner hereby covenants and agrees as follows: (i) that the Notes referred to in Nos. 2 and 3 of Schedule C-3 hereof (collectively, the "Clarion Note"), the indenture of mortgage recorded on April 2, 1996, in Liber 3222 of Mortgages at Page 143, as assigned to Lehman Brothers Holdings Inc. pursuant to an assignment of loan documents recorded on January 21, 1998 in Liber 1055 of Assignment of Mortgages at Page 26, as amended and restated by an amended and restated indenture of mortgage, deed of trust, assignment of leases and rents and security agreement recorded on January 21, 1998 in Liber 1055 of Assignment of Mortgages at Page 267, and a subordinate mortgage, deed of trust, assignment of leases and rents and security agreement recorded on January 21, 1998 in Liber 2860 of Deeds at Page 330 (collectively, the "Clarion Mortgage"), together with all documents executed and delivered by Servico New York, Inc. to Lehman Brothers Holdings Inc. in connection therewith (the "Clarion Documents") shall mature on February 1, 1999 (the "Clarion Maturity Date") and Owner hereby waives any right to a one (1) year extension option contained in the Clarion Documents and/or the Seventh Amended and Restated Consideration and Consent Agreement dated September 29, 1998 and (ii) to deliver the following items on or before the Clarion Maturity Date: (A) an original fully executed counterpart of the estoppel by the ground lessor under the Ground Lease applicable to the Mortgaged Property in the form attached hereto as Exhibit J; (B) an amendment and restatement of the Clarion Note in the form of the Note, to be executed by Servico New York, Inc. and Niagara County Industrial Development Authority in the principal amount equal to the Allocated Loan Amount for Property No. 59 on Schedule A and an amendment and restatement of the Clarion Mortgage in the form of the Mortgage, to be executed by Servico New York, Inc. and Niagara County Industrial Development Authority securing the principal amount of $19,168,000 (the "Note and Mortgage Amendment and Restatement"), (C) an amendment and restatement of the assignment of leases and rents dated as of January 16, 1998 and recorded in Liber 2800 at Page 279 in the form of the Assignment, to be executed by Servico New York, Inc. and Niagara County Industrial Authority (the "Assignment Amendment"), (D) a datedown endorsement of the existing title policy insuring the lien of the insured Mortgage as amended and restated pursuant to the Note and Mortgage Amendment and Restatement showing no exceptions to such policy as of the date of such Amendment and Restatement of Note and Mortgage and the Assignment Amendment other than the Permitted Exceptions and otherwise acceptable to Lender in all respects, and (E) an enforceability and due execution/authority opinion with respect to the Note and Mortgage Amendment and Restatement and the Assignment Amendment. The Note and Mortgage Amendment and the Assignment Amendment shall be non-recourse with respect to the Niagara County Industrial Development Authority only, but shall be with full recourse to the Owner. Notwithstanding the foregoing, in the event that Owner shall not be able to satisfy (c)(ii)(A)-(E) above within the time periods set forth therein, Owner agrees to comply with the following: (1) Owner shall give Lender written notice on or before February 1, 1999 that Owner shall purchase the fee interest in the Mortgaged Property for $1.00 in accordance with the terms of the Ground Lease relating to the Clarion Property (the "Fee Interest Purchase"), (2) the Fee Interest Purchase shall occur on or before March 1, 1999, (3) after the Fee Interest Purchase, Owner shall deliver to Lender the documents referred in (c)(ii)(B) and (C) executed by Owner as fee owner together with the title endorsement and the opinions referred to in (c)(ii)(D) and (E) on or before March 1, 1999 and (4) in the event that Owner delivers the notice referred to in (1) above, the Clarion Maturity Date shall be extended to March 1, 1999.

     (c) Owner's failure to comply with the terms,  provisions and conditions of
(a), (b) or (c) above shall be an Event of Default and Lender shall be entitled to all remedies hereunder, under the Mortgage, under the Note and the other Loan Documents.

     (d) Owner hereby agrees to pay to Lender as additional interest (the "Additional Interest") with respect to the Cedar Rapids Property and the Clarion Property the following: (i) with respect to the Cedar Rapids Property, on each Payment Date through and including the Cedar Rapids Delivery Date an amount equal to the product of (A) the Allocated Loan Amount for the Cedar Rapids Property and (B) the difference between the Applicable Interest Rate on the Note and the applicable note rate on the Cedar Rapids Note (or 1.43%) and (ii) with respect to the Clarion Property, on each Payment Date through and including February 1, 1999 or in the event that Owner exercises its rights pursuant to the last sentence of subsection (b) above, March 1, 1999, an amount equal to the product of (A) the Allocated Loan Amount for the Clarion Property and (B) the difference between the Applicable Interest Rate on the Note and the applicable note rate on the Clarion Note (or 1.43%).

     (e) Notwithstanding anything contained to the contrary in this commitment letter dated November 4, 1998, Owner agrees that it shall pay for all of Lender's costs and expenses incurred on and after the date hereof in connection with this Section 72, including due diligence costs and counsel fees and disbursements incurred in connection with this Section 72 and the review and approval of the documents, estoppels and information required to be delivered herewith.

     73. SPECIAL COVENANT RELATING TO PROPERTY NOS. 13 AND 57 ON SCHEDULE A (WEST PALM BEACH AND ALBANY OMNI HOTELS) (a) Owner hereby agrees to deliver a copy of the Property Improvement Plan or such other renovation plan developed by the Franchisor (the "Franchisor's Plan") with respect to Property Nos. 13 and/or 57 set forth on Schedule A attached (the "Omni Hotels") upon receipt of same. Upon receipt of the Franchisor's Plan, Lender shall retain, at Owner's cost and expense, B.E.S.T. Consulting or such other engineer, mutually acceptable to Owner and Lender, to prepare a cost estimate for the renovations set forth in the Franchisor's Plan (the "Cost Estimate"). Owner agrees to deposit with Lender the total amount of the Cost Estimate on or before the Final Month (defined below) in monthly installments calculated by Lender as follows: a monthly amount equal to (i) the Cost Estimate multiplied by (ii) a fraction, the numerator of which is one (1) and the denominator of which is the product of (A) the total number of full calendar months contained in the required renovation period in the Franchisor's Plan (and if such number of calendar months is an odd number, it shall be rounded downwards to the next even month number) and (B) 1/2 (the "Omni Monthly Deposits"). The Omni Monthly Deposits shall be deposited with Lender (the "Omni Reserve") on the first day of the calendar month of the commencement of the renovation period and on the first day of each calendar month thereafter through and including the Final Month. The Final Month shall be the first day of the calendar month which is "X"-1 months immediately after the first calendar month of the commencement of the renovation period pursuant to the Franchisor's Plan. "X" shall be calculated as follows: the total amount of full calendar months in the renovation period (and if such number of number of months is an odd number, it shall be rounded downwards to the next even month number) divided by 2. Lender will maintain the Omni Reserve in a segregated account (the "Omni Reserve Account"), which shall be an Eligible Account, and the Omni Reserve shall be invested and reinvested by Lender, at Owner's direction, in one or more Eligible Accounts, subject to the following restrictions: (A) such Eligible Investments and the proceeds thereof shall be deemed a part of the Omni Reserve; (B) each such Eligible Investments shall be made in the name of Lender (in its capacity as such) or in the name of a nominee of Lender under its complete and exclusive dominion and control or, if applicable law provides for perfection of pledges of an instrument not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered; (C) Lender shall have the sole control over such investment, the income thereon and the proceeds thereof;
(D) other than investments described in clause (B) above, any certificate or other instrument evidencing such investment shall be delivered directly to Lender or its agent; (E) the proceeds of each investment shall be remitted by the purchaser thereof directly to Lender and (F) Lender shall not be liable for any loss sustained on the investment of any funds constituting a part of the Omni Reserve (except for losses resulting from Lender's gross negligences or willful default).

     (b) Owner hereby grants a first priority security interest to Lender, as security for payment of all sums due under the Loan and the performance of all other terms, conditions and provisions to be paid and performed, of all Borrower's right, title and interest in and to the Omni Reserve and the Omni Reserve Account and shall execute and deliver to Lender such UCC-1 Financing Statements and other documents or instruments as Lender may request in order to grant and perfect such security interest. Owner shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in the Omni Reserve or the Omni Reserve Account or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming Lender as the secured party, to be filed with respect thereto. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Omni Reserve to the payment of the Debt (as defined in the Note) in any order in its sole discretion. Until expended or applied as above provided, the Omni Reserve shall constitute additional security for the Debt.

     (c) Lender shall disburse amounts from the Omni Reserve in the same manner and in accordance with disbursement requirements for the Required Repairs Reserve as set forth in Section 64 hereof. Owner shall be required to comply with all of the conditions precedent for disbursements as set forth in Section 64 when requesting disbursements from the Omni Reserve.

     74. SPECIAL CANADIAN PROVISION. (a) The following provision relates to the Canadian Property only: For purposes of the Interest Act (Canada), (i) whenever any interest or fee under any Loan Document is calculated using a rate based on a year of 360 days or 365 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days or 365 days, as the case may be, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 360 or 365, as the case may be, and (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under any Loan Document.

     (b) By the execution and delivery of this Loan Agreement or any other Loan Document, the Canadian Guarantor shall not in any way be deemed to be a "Borrower" of funds from Lender and Canadian Guarantor's sole obligation for the payment of the Debt shall be pursuant to the Canadian Guarantee.


                         [NO FURTHER TEXT ON THIS PAGE]


     IN WITNESS WHEREOF, Borrower and Lender have executed this instrument as of the day and year first above written.

                                       BORROWER



                                       Toni Jones, as Vice President of each of the Companies described on the attached Exhibit G


                                       LENDER:

                                       SECORE       FINANCIAL       CORPORATION,
                                       individually and as Agent for one or more
                                       Co-Lenders and successors


                                           By: _________________________________
                                               Name:
                                               Title:



     IN WITNESS WHEREOF, Canadian Guarantor has executed this instrument as of the day and year first above written.


                                       CANADIAN GUARANTOR


                                           By: _________________________________
                                               Name:
                                               Title:

                                   SCHEDULE A

List of Mortgaged Properties



                                                                                                   Management/
        TPW                                              Franchise                                 Consulting
   PROPERTY NO.             Name/Address                 Agreement          Franchisor             Agreement        Manager
------------------------------------------------------------------------------------------------------------------------------------

         1          Holiday Inn Sheffield                September          Holiday Inns           October 5,       Servico
                    4900 Hatch Boulevard                 24, 1991           Franchising,           1993             Management
                    Sheffield, Alabama 35660                                Inc.                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
         2          Holiday Inn Dothan                   August 14,         Holiday Inns           December ,       Servico
                    3053 Ross Clark Circle, SW           1995               Franchising,           1996             Management
                    Dothan, Alabama 38301                                   Inc.                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------

                          Allocated Loan
        TPW               Amount                Release
   PROPERTY NO.           ("ALA")               Price
------------------------------------------------------------

         1                 $4,719,199                130%
                                                   of ALA

------------------------------------------------------------
         2                 $1,819,195                125%
                                                    of ALA

------------------------------------------------------------

                                                                                                   Management/
        TPW                                              Franchise                                 Consulting
   PROPERTY NO.             Name/Address                 Agreement          Franchisor             Agreement        Manager
------------------------------------------------------------------------------------------------------------------------------------

         3          Hampton Inn Dothan                   August 16,         Promus                  August ,        Servico
                    3071 Ross Clark Circle, SW           1995               Hotels, Inc.              1995          Management
                    Dothan, Alabama 38301                                                                           Corp.
------------------------------------------------------------------------------------------------------------------------------------
         4          Holiday Inn Express Gadsden          August 14,         Holiday Inns           December ,       Servico
                    801 Cleveland Avenue                 1995               Franchising,              1996          Management
                    Attalia, Alabama 35954                                  Inc.                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
         8          Howard Johnson Flagstaff             September 29,      Howard                 October 5,       Servico
                    2200 East Butler Avenue              1989               Johnson                   1993          Management
                    Flagstaff, Arizona 88001                                Franchise                               Corp.
                                                                            Systems, Inc.
------------------------------------------------------------------------------------------------------------------------------------
        11          Holiday Inn East Hartford            May 28, 1998       Holiday                August 21,       Servico
                    363 Roberts Street                                      Hospitality               1998          Management
                    East Hartford, Connecticut                              Franchising,                            Corp.
                    08106                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
        12          Holiday Inn New Haven                May 28, 1998       Holiday                August 21,       Servico
                    30 Whalley Avenue                                       Hospitality               1998          Management
                    New Haven, Connecticut                                  Franchising,                            Corp.
                    06511                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
        13          Omni Hotel West Palm                 January 7,         Omni Hotels           May 15, 1982      Royce
                    Beach                                1992               Franchising                             Management
                    1601 Belvedere Road                                     Corporation                             Corp.
                    West Palm Beach, Florida
                    33406
------------------------------------------------------------------------------------------------------------------------------------
        14          Sheraton West Palm Beach             November 20,       ITT                   November 21,      Servico
                    630 Clearwater Park Road             1997               Sheraton                  1997          Management
                    West Palm Beach, Florida                                Corporation                             Corp.
                    33401
------------------------------------------------------------------------------------------------------------------------------------
        15          Holiday Inn Express                  August 14,         Holiday Inns           August 15,       Servico
                    Pensacola                            1995               Franchising,              1995          Management
                    6501 Pensacola Road                                     Inc.                                    Corp.
                    Pensacola, Florida 23505
------------------------------------------------------------------------------------------------------------------------------------
        16          Holiday Inn University Mall          August 14,         Holiday Inns           December ,       Servico
                    7200 Plantation Road                 1995               Franchising,              1996          Management
                    Pensacola, Florida 32504                                Inc.                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
        17          Hampton  Inn Pensacola               August 16,         Promus                 December ,       Servico
                    7330 Plantation Road                 1995               Hotels, Inc.              1996          Management
                    Pensacola, Florida 32504                                                                        Corp.
------------------------------------------------------------------------------------------------------------------------------------
        18          Holiday Inn Express Ft.              August 14,         Holiday Inns           December ,       Servico
                    Pierce                               1995               Franchising,              1996          Management
                    7151 Okeechobee Road                                    Inc.                                    Corp.
                    Fort Pierce, Florida 34945
------------------------------------------------------------------------------------------------------------------------------------
        19          Holiday Inn Winter Haven             November 17,       Holiday               November 21,      Servico
                    1150 3rd Street SW                   1997               Hospitality               1997          Management
                    Winter Haven, Florida 33880                             Franchising,                            Corp.
                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------


                          Allocated Loan
        TPW               Amount                Release
   PROPERTY NO.           ("ALA")               Price
------------------------------------------------------------
         3               $   3,334,130                125%
                                                    of ALA

------------------------------------------------------------
         4               $   3,392,624                125%
                                                    of ALA

------------------------------------------------------------
         8               $   2,520,000                125%
                                                    of ALA


------------------------------------------------------------
        11               $   3,372,736                125%
                                                    of ALA


------------------------------------------------------------
        12               $   3,041,663                125%
                                                    of ALA


------------------------------------------------------------
        13               $  15,000,000                125%
                                                    of ALA



------------------------------------------------------------
        14               $   9,415,450                140%
                                                    of ALA


------------------------------------------------------------
        15               $   5,686,154                125%
                                                    of ALA


------------------------------------------------------------
        16               $   5,615,377                125%
                                                    of ALA

------------------------------------------------------------
        17               $   5,526,455                125%
                                                    of ALA

------------------------------------------------------------
        18               $   2,032,831                125%
                                                    of ALA


------------------------------------------------------------
        19               $   4,339,282                125%
                                                    of ALA


------------------------------------------------------------

                                                                                                   Management/
        TPW                                              Franchise                                 Consulting
   PROPERTY NO.             Name/Address                 Agreement          Franchisor             Agreement        Manager
------------------------------------------------------------------------------------------------------------------------------------

        26          Holiday Inn Brunswick                September 24,      Holiday Inns           October 5,       Servico
                    U.S. 341 at I-98                     1991               Franchising,              1993          Management
                    Brunswick, Georgia 31520                                Inc.                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
        29          Holiday Inn Rolling Meadows          November 20,       Holiday               November 21,      Servico
                    3405 Algonquin Road                  1997               Hospitality               1997          Management
                    Rolling Meadows, Illinois                               Franchising,                            Corp.
                    60008                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
        30          Five Season Hotel                    June 6, 1997       Holiday Inns         April 23, 1997     Servico
                    350 1st Avenue NE                    (Conversion)       Franchising,                            Management
                    Cedar Rapids, Iowa 53401                                Inc.                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
        39          Quality Hotel Metairie               June 22,           Choice                 October 5,       Servico
                    2261 North Causeway Blvd.            1994               Hotels                    1993          Management
                    Metairie, Louisiana 70001                               Internationa                            Corp.
                                                                            l, Inc.
------------------------------------------------------------------------------------------------------------------------------------
        40          Columbia Hilton                      November 7,        Hilton Inns,           November 6,      Servico
                    5485 Twin Knolls Road                1997               Inc.                      1997          Management
                    Silver Spring, Maryland              (Assignment)                                               Corp.
                    21045
------------------------------------------------------------------------------------------------------------------------------------
        41          Town Center                          N/A                None                  February 19,      Servico
                    8727 Colesville Road                                                              1998          Management
                    Silver Spring, Maryland                                                                         Corp.
                    20910
------------------------------------------------------------------------------------------------------------------------------------
        45          Frederick Holiday Inn                May 28, 1998       Holiday                August 21,       Servico
                    999 West Patrick Street                                 Hospitality               1998          Management
                    Frederick, Maryland  21702                              Franchising,                            Corp.
                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
        46          Holiday Inn Washington,              November 17,       Holiday               November 21,      Servico
                    D.C.                                 1997               Hospitality               1997          Management
                    8777 Georgia Avenue                                     Franchising,                            Corp.
                    Silver Spring, Maryland                                 Inc.
                    20920
------------------------------------------------------------------------------------------------------------------------------------
        47          Cromwell Bridge Holiday Inn          May 28, 1998       Holiday                August 21,       Servico
                    1100 Cromwell Bridge Road                               Hospitality               1998          Management
                    Towson, Maryland 21286                                  Franchising,                            Corp.
                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
        48          Belmont Holiday Inn                  May 28, 1998       Holiday                August 21,       Servico
                    1800 Belmont Avenue                                     Hospitality               1998          Management
                    Baltimore, Maryland  21244                              Franchising,                            Corp.
                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
        49          Northfield Hilton                    October 11,        Hilton Inns,           October 5,       Servico
                    5500 Crooks Road                     1983               Inc.                      1993          Management
                    Troy, Michigan 48098                                                                            Corp.
------------------------------------------------------------------------------------------------------------------------------------
        50          Holiday Inn St. Paul                 June 21,           Holiday Inns           October 5,       Servico
                    1201 West County Road East           1994               Franchising,              1993          Management
                    St. Paul, Minnesota 55112            (Conversion)       Inc.                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------


                          Allocated Loan
        TPW               Amount                Release
   PROPERTY NO.           ("ALA")               Price
------------------------------------------------------------
        26               $   3,041,663                125%
                                                    of ALA

------------------------------------------------------------
        29               $  15,097,908                125%
                                                    of ALA


------------------------------------------------------------
        30               $   6,250,000                145%
                                                    of ALA

------------------------------------------------------------
        39               $   5,785,000                125%
                                                    of ALA


------------------------------------------------------------
        40               $   9,523,150                130%
                                                    of ALA


------------------------------------------------------------
        41               $  12,368,000                125%
                                                    of ALA


------------------------------------------------------------
        45               $   3,327,111                125%
                                                    of ALA


------------------------------------------------------------
        46               $   9,843,873                125%
                                                    of ALA



------------------------------------------------------------
        47               $   5,355,081                125%
                                                    of ALA


------------------------------------------------------------
        48               $   2,354,500                155%
                                                    of ALA


------------------------------------------------------------
        49               $  11,634,839                125%
                                                    of ALA

------------------------------------------------------------
        50               $   5,081,993                125%
                                                    of ALA

------------------------------------------------------------

                                                                                                   Management/
        TPW                                              Franchise                                 Consulting
   PROPERTY NO.             Name/Address                 Agreement          Franchisor             Agreement        Manager
------------------------------------------------------------------------------------------------------------------------------------

        51          Comfort Inn Roseville                October 17,        Choice                 October 17,      Servico
                    2715 Long Lake Road                  1997               Hotels                    1997          Management
                    Roseville, Minnesota 55113                              Franchising,                            Corp.
                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
        57          Omni Albany Hotel                    October 29,        Omni Hotels            October 5,       Servico
                    State & Lodge Streets                1992               Franchising               1993          Management
                    Ten Eyck Plaza                                          Corporation                             Corp.
                    Albany, New York  12207
------------------------------------------------------------------------------------------------------------------------------------
        58          Holiday Inn Jamestown                November 7,        Holiday                   , 1997        Servico
                    150 West 4th Street                  1997               Hospitality                             Management
                    Jamestown, New York  14701                              Franchising,                            Corp.
                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
        59          Clarion Hotel Niagara Falls          March 19,          Holiday                December 5,      Servico
                    Third and Old Falls Street           1998               Hospitality               1997          Management
                    Niagara Falls, New York              (Conversion)       Franchising,                            Corp.
                    14303                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
        60          Holiday Inn Niagara Falls            May 20, 1998       ITT                    December 5,      Servico
                    114 Buffalo Avenue                   (Conversion)       Sheraton                  1997          Management
                    Niagara Falls, New York                                 Corporation                             Corp.
                    14303
------------------------------------------------------------------------------------------------------------------------------------
        61          Holiday Inn Grand Island             January 16,        Holiday                December 5,      Servico
                    100 Whitehaven Road                  1998               Hospitality               1997          Management
                    Grand Island, New York                                  Franchising,                            Corp.
                    14072                                                   Inc.
------------------------------------------------------------------------------------------------------------------------------------
        62          Holiday Inn Fayetteville             December 4,        Holiday Inns           October 5,       Servico
                    1844 Cedar Creek Road                1991               Franchising,              1993          Management
                    Fayetteville, North Carolina                            Inc.                                    Corp.
                    28303
------------------------------------------------------------------------------------------------------------------------------------
        67          Holiday Inn Greentree                September 24,      Holiday Inns           October 5,       Servico
                    401 Holiday Drive                    1991               Franchising,              1993          Management
                    Pittsburgh, Pennsylvania                                Inc.                                    Corp.
                    15220
------------------------------------------------------------------------------------------------------------------------------------
        68          Holiday Inn Parkway East             December 4,        Holiday Inns           January 5,       Servico
                    915 Brinton Road                     1991               Franchising,              1995          Management
                    Pittsburgh, Pennsylvania                                Inc.                                    Corp.
                    15221
------------------------------------------------------------------------------------------------------------------------------------
        70          Holiday Inn York Arsenal             May 28, 1998       Holiday                August 21,       Servico
                    Road                                                    Hospitality               1998          Management
                    334 Arsenal Road                                        Franchising,                            Corp.
                    York, Pennsylvania  17402                               Inc.
------------------------------------------------------------------------------------------------------------------------------------
        73          Four Points Hotel Hilton             October 31,        ITT                   June 14, 1996     Servico
                    Head                                 1996               Sheraton                                Management
                    36 South Forest Beach Drive                             Corporation                             Corp.
                    Hilton Head Island, South
                    Carolina  29928
------------------------------------------------------------------------------------------------------------------------------------


                          Allocated Loan
        TPW               Amount                Release
   PROPERTY NO.           ("ALA")               Price
------------------------------------------------------------
        51             $   3,315,000                130%
                                                  of ALA


------------------------------------------------------------
        57             $  15,500,000                135%
                                                  of ALA


------------------------------------------------------------
        58             $   3,583,450                125%
                                                  of ALA


------------------------------------------------------------
        59             $   9,350,000                155%
                                                  of ALA


------------------------------------------------------------
        60             $   4,756,692                125%
                                                  of ALA


------------------------------------------------------------
        61             $   6,162,876                125%
                                                  of ALA


------------------------------------------------------------
        62             $   3,821,468                125%
                                                  of ALA


------------------------------------------------------------
        67             $   8,960,114                125%
                                                  of ALA


------------------------------------------------------------
        68             $   4,759,468                125%
                                                  of ALA


------------------------------------------------------------
        70             $   2,240,886                125%
                                                  of ALA


------------------------------------------------------------
        73             $   3,486,500                155%
                                                  of ALA



------------------------------------------------------------

                                                                                                   Management/
        TPW                                              Franchise                                 Consulting
   PROPERTY NO.             Name/Address                 Agreement          Franchisor             Agreement        Manager
------------------------------------------------------------------------------------------------------------------------------------

        74          Best Western Charleston              September 20       Best Western           August 31,       Servico
                       Int'l Airport                     1993               Internationa              1994          Management
                    7401 Northwoods Boulevard                               l, Inc.                                 Corp.
                    North Charleston, South
                    Carolina 29418
------------------------------------------------------------------------------------------------------------------------------------
        81          Holiday Inn Austin South             September 22       Holiday Inns           October 5,       Servico
                    3401 South IH-35                     1993               Franchising,              1993          Management
                    Austin, Texas 78741                  (Conversion)       Inc.                                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
        82          Holiday Inn Market                   March 27,          Holiday Inns          July 14, 1997     Servico
                       Center Dallas                     1998               Franchising,                            Management
                    1955 Market Center                   (Conversion)       Inc.                                    Corp.
                    Boulevard
                    Dallas, Texas 75207
------------------------------------------------------------------------------------------------------------------------------------
        83          Ramada Plaza Houston                 March 27,          Holiday               November 21,      Servico
                    12801 N.W. Freeway US 290            1998               Hospitality               1997          Management
                    Houston, Texas 77040                 (Conversion)       Franchising,                            Corp.
                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
        88          Holiday Inn Select Windsor           September          Holiday                October 3,       Servico
                    1855 Huron Church Road               24, 1997           Hospitality               1997          Management
                    Windsor, Ontario, Canada                                Franchising,                            Corp.
                    N9C 2L6                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------
        89          Days Inn                             June 1, 1998       Days Inn of            May 2, 1993      Servico
                    Silver Spring, Maryland                                 America,                                Management
                    8040 13th Street                                        Inc.                                    Corp.
                    Silver Spring, Maryland



------------------------------------------------------------------------------------------------------------------------------------


                          Allocated Loan
        TPW               Amount                Release
   PROPERTY NO.           ("ALA")               Price
------------------------------------------------------------
        74               $   5,200,000                125%
                                                    of ALA



------------------------------------------------------------
        81               $   8,905,000                130%
                                                    of ALA

------------------------------------------------------------
        82               $   6,495,032                125%
                                                    of ALA



------------------------------------------------------------
        83               $  10,180,565                125%
                                                    of ALA


------------------------------------------------------------
        88               $   6,581,982                125%
                                                    of ALA


------------------------------------------------------------
        89               $   2,222,753                125%
                                                    of ALA





------------------------------------------------------------



                                   SCHEDULE B

                             [Intentionally Omitted]


                                   SCHEDULE C

                                   Global Note


1. Promissory Note dated the date hereof, in the original principal amount of $4,719,199, made by Sheffield Motel Enterprises, Inc.

2. Promissory Note dated the date hereof, in the original principal amount of $1,819,195, made by Dothan Hospitality 3053, Inc.

3. Promissory Note dated the date hereof, in the original principal amount of $3,334,130, made by Dothan Hospitality 3071, Inc.

4. Promissory Note dated the date hereof, in the original principal amount of $3,392,624, made by Gadsden Hospitality, Inc.

5. Promissory Note dated the date hereof, in the original principal amount of $2,520,000, made by Servico Flagstaff, Inc.

6. Promissory Note dated the date hereof, in the original principal amount of $3,372,736, made by AMI Operating Partners, L.P. (#11)

7. Promissory Note dated the date hereof, in the original principal amount of $3,041,663, made by AMI Operating Partners, L.P. (#12)

8. Promissory Note dated the date hereof, in the original principal amount of $3,041,663, made by Brunswick Motel Enterprises, Inc.

9. Promissory Note dated the date hereof, in the original principal amount of $15,097,908, made by Servico Rolling Meadows, Inc.

10. Promissory Note dated the date hereof, in the original principal amount of $6,250,000, made by Servico Cedar Rapids, Inc.

11. Promissory Note dated the date hereof, in the original principal amount of $5,785,000, made by Servico Metairie, Inc.

12. Promissory Note dated the date hereof, in the original principal amount of $11,634,839, made by NH Motel Enterprises, Inc.

13. Promissory Note dated the date hereof, in the original principal amount of $5,081,993, made by Minneapolis Motel Enterprises, Inc.

14. Promissory Note dated the date hereof, in the original principal amount of $3,315,000, made by Servico Roseville, Inc.

15. Promissory Note dated the date hereof, in the original principal amount of $3,821,468, made by Fayetteville Motel Enterprises, Inc.

16. Promissory Note dated the date hereof, in the original principal amount of $8,960,114, made by Apico Inns of Green Tree, Inc.

17. Promissory Note dated the date hereof, in the original principal amount of $4,759,468, made by Apico Hills, Inc.

18. Promissory Note dated the date hereof, in the original principal amount of $2,240,886, made by AMI Operating Partners, L.P. (#70)

19. Promissory Note dated the date hereof, in the original principal amount of $3,486,500, made by Servico Hilton Head, Inc.

20. Promissory Note dated the date hereof, in the original principal amount of $5,200,000, made by Servico Northwoods, Inc.

21. Promissory Note dated the date hereof, in the original principal amount of $8,905,000, made by Servico Austin, Inc.

22. Promissory Note dated the date hereof, in the original principal amount of $6,495,032, made by Servico Market Center, Inc.

23. Promissory Note dated the date hereof, in the original principal amount of $10,180,565, made by Servico Houston, Inc.

24. Promissory Note dated the date hereof, in the original principal amount of $6,581,982, made by Apico Hills, Inc.



                                  SCHEDULE C-1

                       AMENDED AND RESTATED FLORIDA NOTES

1. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $15,000,000, made by Servico Centre Associates, Ltd.

2. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $9,415,450, made by Servico West Palm Beach, Inc.

3. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $5,686,154, made by Servico Pensacola, Inc.

4. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $5,615,377, made by Servico Pensacola 7200, Inc.

5. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $5,526,455, made by Servico Pensacola 7330, Inc.

6. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $2,032,831, made by Servico Ft. Pierce, Inc.

7. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $4,339,282, made by Servico Winter Haven, Inc.


                                  SCHEDULE C-2

                       AMENDED AND RESTATED MARYLAND NOTES

1. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $9,523,150, made by Servico Columbia, Inc.

2. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $12,368,000, made by Servico Colesville, Inc.

3. Consolidated, Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $3,327,111, made by AMI Operating Partners, L.P. (#45)

4. Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $9,843,873, made by Servico Maryland, Inc.

5. Consolidated, Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $5,355,081, made by AMI Operating Partners, L.P. (#47)

6. Consolidated, Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $2,354,500, made by AMI Operating Partners, L.P. (#48)

7. Promissory Note dated the date hereof, in the original principal amount of $2,222,753, made by Servico Silver Spring, Inc.



                                  SCHEDULE C-3

                                    NY NOTES

1. Consolidated, Amended and Restated Promissory Note dated the date hereof, in the original principal amount of $30,003,018 made by Albany Hotel, Inc., Servico Jamestown, Inc., Servico Niagara Falls, Inc. and Servico Grand Island, Inc.

2. Subordinate Mortgage Note dated January 16, 1998, in the original principal amount of $3,528,340.00 made by Servico New York, Inc. to Lehman Brothers Holdings Inc., as assigned as of the date hereof to Secore Financial Corporation, as subsequently modified, amended and restated.

3. Bond dated March 29, 1996, in the original principal amount of $6,155,000.00 made by Niagara County Industrial Development Agency to ORIX USA Corporation, as assigned as of the dated hereof to Secore Financial Corporation, as subsequently modified, amended and restated.



                                   SCHEDULE D

                            REQUIRED REPAIRS SCHEDULE

                                   SCHEDULE E

            SCHEDULE OF PARTICIPATIONS IN THE CASH MANAGEMENT SYSTEM




                                   SCHEDULE F

        SCHEDULE OF PROPERTIES GOVERNED BY CURRENT CASH MANAGEMENT SYSTEM



HI SHEFFIELD
4900 Hatch Boulevard
Sheffield, AL 35660

HI DOTHAN
3053 Ross Clark Circle
Dothan, AL 36301

HAMPTON INN DOTHAN
3071 Ross Clark Circle
Dothan, AL 36301

HI EXPRESS GADSDEN
801 Cleveland Avenue
Gadsden, AL 35954

HI EXPRESS PENSACOLA
6501 Pensacola Blvd.
Pensacola, FL 32505

HI UNIVERSITY MALL
7200 Plantation Road
Pensacola, FL 32504

HI WINTER HAVEN
1150 3RD Street S.W.
Winter Haven, Florida 33880

HI EXPRESS FT. PIERCE
7151 Okeechobee Road
Ft. Pierce, FL 34945

HAMPTON INN PENSACOLA
7330 Plantation Road
Pensacola, FL 32504

HI BRUNSWICK
5252 New Jesup Highway
Brunswick, GA 31525

HI JEKYLL ISLAND
200 South Beachview Drive
Jekyll Island, GA 31527

QUALITY HOTEL & CONF. CTR.
2261 North Causeway Boulevard
Metairie, LA 70001

HI FAYETTEVILLE
1944 Cedar Creek Road @ I-95
Fayetteville, NC 28303

HI RALEIGH DOWNTOWN
320 Hillsborough Street
Raleigh, NC 27603

HI HILTON HEAD
1 South Forest Beach Drive
Hilton Head, SC 29928

BW CHARLESTON INT'L AIRPORT
7401 Northwoods Blvd.
North Charleston, SC 29406

FOUR POINTS HOTEL
36 South Forest Beach Drive
Hilton Head, SC 29928

HI BLOOMINGTON
1710 Kinser Pike
Bloomington, IN 47404

FT. WAYNE HILTON
1020 South Calhoun Street
Fort Wayne, IN 46802

OMNI ALBANY HOTEL
State & Lodge Streets
Albany, NY 12207

CLARION HOTEL
Third & Old Falls Streets P.O. Box 845
Niagara Falls, NY 14303

HI NIAGARA FALLS
114 Buffalo Avenue
Niagara Falls, New York 14303

HI JAMESTOWN
150 W. 4th Street
Jamestown, New York 14701

HI GRAND ISLAND
100 Whitehave Road
Grand Island, New York 14072

HI MONROEVILLE
2750 Mosside Boulevard
Monroeville, PA 15146

HI GREENTREE
401 Holiday Drive
Pittsburgh, PA 15220

HI PARKWAY EAST
915 Brinton Road
Pittsburgh, PA 15221

CLARION-ROYCE HOTEL
1160 Thorn Run Road Extension
Coraopolis, PA 15108

HI MCKNIGHT
4859 McKnight Road
Pittsburgh, PA 15237

WESTIN WILLIAM PENN
530 William Penn Place
Pittsburgh, PA 15219

HI MEADOWLANDS
340 Racetrack Road
Washington, PA 15301

HI PHOENIX
1500 North 51st Avenue
Phoenix, AZ 85043

RAD. PHOENIX AIRPORT
3333 East University Drive
Phoenix, AZ 85034

HJ FLAGSTAFF
2200 East Butler Avenue
Flagstaff, AZ 86004

HI SELECT AIRPORT PHX
4300 E. Washington
Phoenix, AZ 85034

HI EXPRESS PALM DESERT
74675 Highway #111
Palm Desert, CA 92260

SHERATON CONCORD HOTEL
45 John Glenn Drive
Concord, CA 94520

BW COUNCIL BLUFFS
3537 W. Broadway
Council Bluffs, IA 51501

FOUR POINTS DES MOINES WEST
11040 Hickman Road @ I-80
West Des Moines, IA 50325

CROWNE PLZ FIVE SEASONS
350 1st Avenue N.E.
Cedar Rapids, IA 52401

HI MANHATTAN
530 Richards Drive
Manhattan, KS 66502

HI LAWRENCE
200 McDonald Drive
Lawrence, KS 66044

HI WICHITA AIRPORT
5500 W. Kellogg
Wichita, KS 67209

BW CENTRAL
3650 S. 72nd Street @ I-80
Omaha, NE 68124

FOUR POINTS HOTEL OMAHA
4888 S. 118 Street @ I-80
Omaha, NE 68137

HI SANTA FE
4048 Cerrillos Road
Santa Fe, NM 87505

RAMADA PLAZA
12801 NW Freeway US 290
Houston, Texas 77040

HI AUSTIN SOUTH
3401 South IH-35
Austin, TX 78741

HI MARKET CENTER
1955 Market Center Blvd.
Dallas, Texas 75207

HI EAST HARTFORD
363 Roberts Street
E. Hartford, Connecticut 06108

HI NEW HAVEN
30 Whalley Avenue
New Haven, Connecticut 06511

DAYS INN SILVER SPRING
8040 13th Street
Silver Spring, MD 20910

HILTON INN COLUMBIA
5485 Twin Knolls Road
Columbia, MD 21045

HI SILVER SPRING
8777 Georgia Avenue
Silver Spring, MD 20910

TOWN CENTER HOTEL
8727 Colesville Road
Silver Spring, MD 20910

HI INNER HARBOR
301 W. Lombard Street
Baltimore, Maryland 21201

HI INT'L AIRPORT
890 Elkridge Landing Road
Linthicum Heights, Maryland 21090

HI FREDERICK
999 W. Patrick Street
Frederick, Maryland 21702

HI GLEN BURNIE N.
6323 Governor Ritchie Highway
Glen Burnie, Maryland 21061

HI CROMWELL BRIDGE
1100 Cromwell Bridge Road
Towson, Maryland 21286-2216

HI BELMONT
1800 Belmont Avenue
Baltimore, Maryland 21244

HI LANCASTER EAST
521 Greenfield Road
Lancaster, PA 17601

HI YORK ARSENAL ROAD
334 Arsenal Road
York, Pennsylvania 17402-1900

HI FRISCO
1129 N. Summit Blvd.
Frisco, CO 80443

HI ROLLING MEADOWS
3405 Algonquin Road
Rolling Meadows, IL 60008

HI-ST. PAUL NORTH
1201 West County Road E
St. Paul, MN 55112

COMFORT INN-ROSEVILLE
2715 Long Lake Road
Roseville, MN 55113

HILTON INN NORTHFIELD
5500 Crooks Road
Troy, MI 48098

HI LANSING WEST
7501 W. Saginaw Highway
Lansing, MI 48917

HI SELECT
1855 Huron Church Road
Windsor, Ontario Canada N9C 2L6

OMNI HOTEL WPB
1601 Belvedere Road
West Palm Beach, FL 33406

SHERATON HOTEL
630 Clearwater Park Road
West Palm Beach, Florida 33401

HI YORK MARKET STREET
2600 East Market Street
York, PA 17402

HI LANCASTER NORTH
3492 Lititz Pike
Lancaster, PA



                                   SCHEDULE G

                             LIST OF AMI PROPERTIES



  1.      "Glenn Burnie North"
          6323 Governor Richie Highway
          Glen Burnie, MD 21061

  2.      "Pikesville"
          1721 Belmont Avenue
          Pikesville, MD 21208

  3.      "Moravia"
          6510 Frankford Avenue
          Baltimore, MD 21206

 4.       "Inner Harbor"
          301 West Lombard Street
          Baltimore, MD 21201

 5.       "International Airport"
          890 Eldridge Landing Road
          Linthicum Heights, MD 21090

 6.       "Glen Burnie South"
          Glen Burnie, Maryland 21061

 7.       "Lancaster North"
          1492 Lititz Pike
          Lancaster, PA 17601

 8.       "Lancaster East"
          521 Greenfield Road
          Lancaster, PA 17601

 9.       "York Market Street"
          2600 East Market Street
          York, PA 17402

 10.      "Hazleton"
          Route 309 North
          Hazelton, PA 18201



                                   SCHEDULE H

                                  LIST OF PIP'S


   Property No.                     PROPERTY

        83.        RAMADA HOUSTON
        29.        HI ROLLING MEADOWS
        61.        HI GRAND ISLAND
        60.        HI NIAGARA FALLS
        59.        CLARION NIAGARA FALLS
        14.        SHERATON WEST PALM BEACH
        88.        HI WINDSOR
        11.        HI EAST HARTFORD
        12.        HI NEW HAVEN
        47.        HI CROMWELL BRIDGE
        45.        HI FREDERICK
        70.        HI YORK ARSENAL

        48.        HI BELMONT
        58.        HI JAMESTOWN
        46.        HI SILVER SPRING



                                   SCHEDULE I

                             (FF&E LEASE AGREEMENTS)

PART I. LIST OF LEASE AGREEMENTS



LESSOR/SECURED         LESSEE/DEBTOR     ORIGINAL PRINCIPAL    NOTES/SECURITY          OUTSTANDING PRINCIPAL     ANNUAL PAYMENTS
PARTY                                    AMOUNT                AGREEMENTS/LEASES       AMOUNT ALLOCATED TO       ALLOCATED TO
                                                               MATURITY/EXPIRATION     MORTGAGED PROPERTIES      MORTGAGED
                                                               DATES                                             PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------

CHARTER FINANCIAL,     SERVICO, INC.     $1,054,483.00         1. PROMISSORY NOTE      $232,668                  $187,656
INC.                                                           DATED 12/23/96, WHICH
                                                               NOTE MATURES12/25/99.
                                                               2. SECURITY AGREEMENT
                                                               DATED 12/23/96, WHICH
                                                               SECURITY AGREEMENT
                                                               MATURES 12/25/99.
------------------------------------------------------------------------------------------------------------------------------------
LYON CREDIT            SERVICO, INC.     $237,746.99           PROMISSORY NOTE DATED   $29,869                   $9,552
                                                               9/27/96, WHICH NOTE
                                                               MATURES 1/31/01.
------------------------------------------------------------------------------------------------------------------------------------
                                         $220,405.77           PROMISSORY NOTE DATED   $80,914                   $34,500
                                                               9/27/96, WHICH NOTE
                                                               MATURES 10/31/01.
------------------------------------------------------------------------------------------------------------------------------------
                                         $113,310.99           PROMISSORY NOTE DATED   $37,875                   $32,424
                                                               11/22/96, WHICH NOTE
                                                               MATURES 12/31/99.
------------------------------------------------------------------------------------------------------------------------------------
                                                               SECURITY AGREEMENT
                                                               DATED 12/26/95          $148,658                  $76,476
                                                               (SECURES EACH OF THE
                                                               ABOVE NOTES).
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL MARKETING    SERVICO           N/A                   MASTER EQUIPMENT        $114,217                  $51,235
SERVICES, INC.         MANAGEMENT                              LEASE DATED 10/25/95,
                       CORP., AS AGENT                         WHICH LEASE TERMINATES
                       FOR BORROWER                            10/31/00.
------------------------------------------------------------------------------------------------------------------------------------
GELCO CORPORATION      SERVICO, INC.     N/A                   MASTER LEASE            $13,566                   $11,424
D/B/A GE CAPITAL                                               AGREEMENT DATED
FLEET SERVICES                                                 11/9/94, WHICH LEASE
                                                               TERMINATES ONLY UPON
                                                               30 DAYS' WRITTEN NOTICE
                                                               BY EITHER PARTY.
------------------------------------------------------------------------------------------------------------------------------------
TELERANT LEASING       BRUNSWICK         $104,551.20           LEASE AGREEMENT DATED   $21,531                   $25,740
CORPORATION            MOTEL                                   3/31/94.
                       ENTERPRISES AND
                       SERVICO, INC.
                       (HOLIDAY INN
                       BRUNSWICK)
------------------------------------------------------------------------------------------------------------------------------------



LESSOR/SECURED         LESSEE/DEBTOR     ORIGINAL PRINCIPAL    NOTES/SECURITY          OUTSTANDING PRINCIPAL     ANNUAL PAYMENTS
PARTY                                    AMOUNT                AGREEMENTS/LEASES       AMOUNT ALLOCATED TO       ALLOCATED TO
                                                               MATURITY/EXPIRATION     MORTGAGED PROPERTIES      MORTGAGED
                                                               DATES                                             PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------

TELERANT LEASING       KDS               $83,679.00            LEASE AGREEMENT         $36,104                   $18,024
CORPORATION            CORPORATION                             8/14/95
                       (QUALITY INN
                       METARIE)
------------------------------------------------------------------------------------------------------------------------------------
TELERANT LEASING       KDS               $84,465.00            LEASE AGREEMENT DATED   $37,750                   $18,288
CORPORATION            CORPORATION AND                         1/16/96
                       SERVICO, INC.
                       (HOLIDAY INN
                       AUSTIN SOUTH)
------------------------------------------------------------------------------------------------------------------------------------
TELERANT LEASING       SHEFFIELD MOTEL   $95,086.20            LEASE AGREEMENT DATED   $32,063                   $20,544
CORPORATION            ENTERPRISES, INC.                       3/27/95.
                       (HOLIDAY INN
                       SHEFFIELD)
------------------------------------------------------------------------------------------------------------------------------------
M&SD                   SERVICO, INC.     N/A                   MASTER AGREEMENT OF     $152,738                  $133,656
                       AND SERVICO                             LEASE DATED JULY 13,
                       MANAGEMENT                              1994.
                       CORPORATION, AS
                       AGENT FOR
                       AFFILIATES
------------------------------------------------------------------------------------------------------------------------------------
SANLYN &               MINNEAPOLIS       N/A                   1.  DISPLAY LEASE DATED $4,689                    $8,412
ASSOCIATES, INC.       MOTEL                                   9/14/95.
                       ENTERPRISES, INC.                       2. SECURITY AGREEMENT
                       (HOLIDAY INN ST.                        DATED 10/6/95.
                       PAUL)
------------------------------------------------------------------------------------------------------------------------------------
GIAC LEASING           SERVICO           N/A                   MASTER EQUIPMENT        $4,578                    $7,764
CORPORATION            MANAGEMENT                              LEASE AGREEMENT DATED
                       CORP., AS AGENT                         9/11/92.
                       FOR AFFILIATES
------------------------------------------------------------------------------------------------------------------------------------
METLIFE CAPITAL        SERVICO, INC.     N/A                   EQUIPMENT LEASE         $411                      $4,278
                                                               AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------




PART II. PROPERTY SPECIFIC FF&E ALLOCATIONS


  PROP     MORTGAGED PROPERTY                 LESSOR/LENDER                     ALLOCATED OUTSTANDING       ALLOCATED ANNUAL
   NO.                                                                          PRINCIPAL AS OF 9/30/98     PAYMENTS
                                                                                $                           $
------------------------------------------------------------------------------------------------------------------------------------
   1.      HOLIDAY INN SHEFFIELD              CHARTER FINANCIAL                          2,538                        2,040
           4900 HATCH BOULEVARD               TELERENT                                  32,063                       20,544
           SHEFFIELD, ALABAMA 35660           GE CAPITAL                                 3,966                        3,468
                                              M&SD                                      16,905                       19,236
                                                                                        ------                       ------
                                                                                        55,472                       45,288
------------------------------------------------------------------------------------------------------------------------------------
   2.      HOLIDAY INN DOTHAN                 FINANCIAL MARKETING SERVICES               4,391                        2,124
           3071 ROSS CLARK CIRCLE, SW         LYON CREDIT                                2,084                        5,496
           DOTHAN, ALABAMA 38301              LYON CREDIT                               11,513                          792
                                                                                        ------                       ------
                                                                                        17,986                        8,412
------------------------------------------------------------------------------------------------------------------------------------
   3.      HAMPTON INN DOTHAN                 FINANCIAL MARKETING SERVICES               5,819                          235
           3053 ROSS CLARK CIRCLE, SW
           DOTHAN, ALABAMA 38301
------------------------------------------------------------------------------------------------------------------------------------

  PROP     MORTGAGED PROPERTY                 LESSOR/LENDER                     ALLOCATED OUTSTANDING       ALLOCATED ANNUAL
   NO.                                                                          PRINCIPAL AS OF 9/30/98     PAYMENTS
                                                                                $                           $
------------------------------------------------------------------------------------------------------------------------------------
   4.      HOLIDAY INN EXPRESS GADSDEN        LYON CREDIT                                2,084                         792
           801 CLEVELAND AVENUE               GE CAPITAL                                 2,577                       2,124
           ATTALIA, ALABAMA 35954             FINANCIAL MARKETING SERVICES               6,639                       3,216
                                                                                        ------                       -----
                                                                                        11,300                       6,132
------------------------------------------------------------------------------------------------------------------------------------
   8.      HOWARD JOHNSON FLAGSTAFF           FINANCIAL MARKETING SERVICES               5,006                       1,980
           2200 EAST BUTLER AVENUE            CHARTER FINANCIAL                         23,166                      18,660
                                                                                        ------                      ------
           FLAGSTAFF, ARIZONA 88001                                                     28,172                      20,640
------------------------------------------------------------------------------------------------------------------------------------
   13.     OMNI HOTEL WEST PALM BEACH         FINANCIAL MARKETING SERVICES              51,518                      24,960
           1601 BELVEDERE ROAD WEST PALM      GE CAPITAL                                 3,130                       2,436
           BEACH, FLORIDA 33406               CHARTER FINANCIAL                         22,157                      17,844
                                              LYON CREDIT                                2,064                       5,772
                                                                                        ------                      ------
                                                                                        78,869                      51,012
------------------------------------------------------------------------------------------------------------------------------------
   15.     HOLIDAY INN EXPRESS PENSACOLA      LYON CREDIT                                2,084                         792
           6501 PLANTATION ROAD
           PENSACOLA, FLORIDA 32505
------------------------------------------------------------------------------------------------------------------------------------
   16.     HOLIDAY INN UNIVERSITY MALL        LYON CREDIT                                2,084                         792
           7200 PLANTATION ROAD
           PENSACOLA, FLORIDA 32504
------------------------------------------------------------------------------------------------------------------------------------
   18.     HOLIDAY INN EXPRESS FT. PIERCE     LYON CREDIT                                2,064                         780
           7151 OKEECHOBEE ROAD
           FORT PIERCE, FLORIDA 34945
------------------------------------------------------------------------------------------------------------------------------------
   26.     HOLIDAY INN BRUNSWICK              TELERENT                                     923                       3,780
           U.S. 341 AT I-98                   TELERENT                                  20,608                      21,960
           BRUNSWICK, GEORGIA 31520           LYON CREDIT                                2,139                         804
                                                                                        ------                      ------
                                                                                        23,670                      26,544
------------------------------------------------------------------------------------------------------------------------------------
   39.     QUALITY HOTEL MATAIRIE             TELERENT                                  36,104                      18,024
           2261 NORTH CAUSEWAY BLVD.          M&SD                                      23,976                      21,684
           MATAIRIE, LOUISIANA 70001          CHARTER FINANCIAL                         24,153                      19,452
                                                                                        ------                      ------
                                                                                        84,233                      59,160
------------------------------------------------------------------------------------------------------------------------------------
   49.     NORTHFIELD HILTON                  SANLYN & ASSOCIATES                        4,689                       8,412
           5500 CROOKS ROAD                   LYON CREDIT                               29,906                      11,304
           TROY, MICHIGAN 48098               M&SD                                      25,879                      18,708
                                                                                        ------                      ------
                                                                                        60,474                      38,424
------------------------------------------------------------------------------------------------------------------------------------
   50.     HOLIDAY INN ST. PAUL               M&SD                                      22,075                      19,968
           1201 WEST COUNTY ROAD EAST         METLIFE CAPITAL (GIAC)                       411                       4,278
           ST. PAUL, MINNESOTA 55112          CHARTER FINANCIAL                         40,143                      32,340
                                              FINANCIAL MARKETING SERVICES               2,405                         852
                                              LYON CREDIT                                2,175                         828
                                                                                        ------                      ------
                                                                                        67,209                      58,266
------------------------------------------------------------------------------------------------------------------------------------
   57.     OMNI ALBANY HOTEL                  CHARTER FINANCIAL                         46,396                      37,368
           STATE & LODGE STREETS              FINANCIAL MARKETING SERVICES              19,478                       9,432
           TEN EYCK PLAZA                     LYON CREDIT                               18,356                       8,760
                                                                                        ------                      ------
           ALBANY, NY  12207                                                            84,320                      55,560
------------------------------------------------------------------------------------------------------------------------------------
   62.     HOLIDAY INN FAYETTEVILLE           CHARTER FINANCIAL                         41,216                      33,444
           1844 CEDAR CREEK ROAD              LYON CREDIT                                2,157                         792
           FAYETTEVILLE, NC 28303             GE CAPITAL                                 3,893                       3,396
                                                                                        ------                      ------
                                                                                        47,266                      37,416
------------------------------------------------------------------------------------------------------------------------------------
   67.     HOLIDAY INN GREENTREE              FINANCIAL MARKETING SERVICES              10,520                       5,100
           401 HOLIDAY DRIVE                  M&SD                                      18,961                      21,564
           PITTSBURGH, PA 15220               CHARTER FINANCIAL                          7,995                       6,444
                                              LYON CREDIT                                2,192                         828
                                                                                        ------                      ------
                                                                                        39,668                      33,936
------------------------------------------------------------------------------------------------------------------------------------

  PROP     MORTGAGED PROPERTY                 LESSOR/LENDER                     ALLOCATED OUTSTANDING       ALLOCATED ANNUAL
   NO.                                                                          PRINCIPAL AS OF 9/30/98     PAYMENTS
                                                                                $                           $
------------------------------------------------------------------------------------------------------------------------------------
   68.     HOLIDAY INN PARKWAY EAST           M&SD                                      21,365                      15,444
           915 BRINTON ROAD                   LYON CREDIT                                2,192                         828
           PITTSBURGH, PA 15221               LYON CREDIT                                9,742                       8,340
                                              GIAC                                       4,578                       7,764
                                                                                        ------                      ------
                                                                                        37,877                      32,276
------------------------------------------------------------------------------------------------------------------------------------
   73.     FOUR POINTS HOTEL HILTON HEAD      LYON CREDIT                               25,472                       9,624
           35 SOUTH FOREST BEACH DRIVE
           HILTON HEAD ISLAND, SC  29928
------------------------------------------------------------------------------------------------------------------------------------
   81.     HOLIDAY INN AUSTIN SOUTH           M&SD                                      23,577                      17,052
           3401 SOUTH IH-35                   TELERENT                                  37,750                      18,288
           AUSTIN, TEXAS 78741                LYON CREDIT                                2,217                         840
                                              CHARTER FINANCIAL                         24,904                      20,064
                                              FINANCIAL MARKETING SERVICES               8,441                       3,336
                                                                                        ------                      ------
                                                                                        96,889                      59,500
------------------------------------------------------------------------------------------------------------------------------------
   89.     DAYS INN SILVER SPRING             LYON CREDIT                               28,133                      24,084
           8040 13TH STREET
           SILVER SPRING, MARYLAND
------------------------------------------------------------------------------------------------------------------------------------



                                    EXHIBIT A

                        Schedule of Each of the Premises


                                    EXHIBIT B
                           FORM OF REQUEST FOR RELEASE
                  FF&E REPLACEMENT RESERVE DISBURSEMENT REQUEST
               *Note: Attach supporting documentation to this form

Project Name _________________________
Date _________________________________
Project Location _____________________
Project No. __________________________


====================================================================================================================================
DESCRIPTION OF    LOCATION OF                   INVOICE #/DATE OR   AMOUNT PAID OR                          FOR LENDER'S USE ONLY
ITEMS REPLACED    INSTALLATION    VENDOR NAME   CONTRACT PAYMENT    REQUESTED       DATE PAID  CHECK #   APPROVED        DISAPPROVED
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         TOTAL
====================================================================================================================================

     Owner hereby certifies to Lender that (i) the FF&E Replacements that are the subject of this written request have been completed, (ii) the amounts requested are for the cost of such FF&E Replacements that have been paid or incurred since the immediately preceding request, (iii) the FF&E Replacement for which the disbursement is requested is a permitted expenditure on the current Approved Capital Budget and Schedule B attached to the Loan Agreement, (iv) the amount requested is less than or equal to the amount budgeted for such FF&E Replacement in the current Approved Capital Budget and Schedule B, and (v) the FF&E Replacements that were the subject of the prior written request for disbursement have been made in accordance with all applicable Legal Requirements of any Governmental Authority having jurisdiction over the applicable Mortgaged Property to which the FF&E Replacements are being provided and the cost of such FF&E Replacements have been paid in full.


OWNER:


                                                               Name:
                                                               Title:


                                    EXHIBIT C

                          NOTICE OF REQUEST FOR RELEASE
                                     [OWNER]

                                                 ______________________, 19_____

Secore Financial Corporation
3 Bethesda Metro Centre
Suite 700
Bethesda, Maryland 20814
Attention:

Ladies and Gentlemen:

     We refer to that certain mortgage loan made by you to us in the original principal sum of $___________ secured by premises known as ___________, [CITY], [STATE], [_____________, [CITY], [STATE], and _______________, [CITY], [STATE]
evidenced by a Note (the "Note") and secured by a [THOSE CERTAIN] Mortgage(s)/Deed(s) of Trust covering said premises ([COLLECTIVELY] the "Security Instruments") and Loan Agreement made by and between us and Lender, each dated as of ______________ (the "Loan"). This certificate is delivered to you, pursuant to Paragraph 61(c) of the Loan Agreement. All capitalized terms used herein shall have the same meanings herein as they have in the Loan Agreement.

     On or about ___________ ____, 19___ (the "Release Date"), we shall deliver to you $______, together with all other sums required under the Loan Agreement.

     In connection with the prepayment, we also request a Property Release of the premises known as __________________, [CITY], [STATE] (the "Release Premises") pursuant to Section 61 of the Loan Agreement covering the Release Premises. In order to induce you to make a Property Release of the Release Premises from the lien of the related Security Instruments, the undersigned hereby represents and certifies as follows:

1. The amount being delivered to you hereunder is in the amount required pursuant to Section 61 of the Loan Agreement.

2.   No Event of Default has occurred and is continuing.

3. Each of the items required for a Property Release under Section 61 of the Loan Agreement are enclosed herewith or have previously been delivered to you.

4. The Aggregate Debt Service Coverage Ratio (as defined in the Loan Agreement) after giving effect to the Property Release shall be equal to or greater than the Origination DSCR or the Current DSCR.

5. All legal, record, beneficial and economic interests of the Release Premises shall, on the Release Date, simultaneously with the Property Release, be transferred and conveyed to a Release Premises Transferee.

6. Each of the representations and warranties contained in the Note, the Security Instruments and all Other Loan Documents are true and correct as of the date hereof.

     Owner hereby request a Property Release of the Release Premises from the lien of the Security Instruments and related Loan Documents.



                                                                   [OWNER]



                                   EXHIBIT D

                              [INTENTIONALLY OMIT]


                                    EXHIBIT E

                            Cash Management Agreement


                                    EXHIBIT F

                    Notices to Tenants/Credit Card Companies


                                    EXHIBIT G

Sheffield Motel Enterprises, Inc., an Alabama corporation

Dothan Hospitality 3053, Inc., an Alabama corporation

Dothan Hospitality 3071, Inc., an Alabama corporation

Gadsden Hospitality, Inc., an Alabama corporation

Servico Flagstaff, Inc., an Arizona corporation

AMIOP Acquisition Corp., a Delaware corporation, as the sole general partner of AMI Operating Partners, L.P., a Delaware limited partnership

Palm Beach Motel Enterprises, Inc., a Florida corporation, as the sole general partner of Servico Centre Associates Ltd., a Florida limited partnership

Servico West Palm Beach, Inc., a Florida corporation

Servico Pensacola, Inc., a Delaware corporation

Servico Pensacola 7200, Inc., a Delaware corporation

Servico Pensacola 7330, Inc., a Delaware corporation

Servico Ft. Pierce,  Inc., a Delaware corporation

Servico Winter Haven, Inc., a Florida corporation

Brunswick Motel Enterprises, Inc., a Georgia corporation

Servico Rolling Meadows, Inc., an Illinois corporation

Servico Cedar Rapids, Inc., an Iowa corporation

Servico Metairie, Inc., a Louisiana corporation

Servico Columbia, Inc., a Maryland corporation

Servico Colesville, Inc., a Maryland corporation

Servico Maryland, Inc., a Maryland corporation

NH Motel Enterprises, Inc., a Michigan corporation

Minneapolis Motel Enterprises, Inc., a Minnesota corporation

Servico Roseville, Inc., a Minnesota corporation
Albany Hotel, Inc., a Florida corporation, f/k/a Albany Motel Enterprises, Inc.

Servico Jamestown, Inc., a New York corporation

Servico New York, Inc., a New York corporation

Servico Niagara Falls, Inc., a New York corporation

Servico Grand Island, Inc., a New York corporation

Fayetteville Motel Enterprises, Inc., a North Carolina corporation

Apico Inns of Green Tree, Inc., a Pennsylvania corporation

Apico Hills, Inc., a Pennsylvania corporation

Servico Hilton Head, Inc., a South Carolina corporation

Servico Northwoods, Inc., a Florida corporation

Servico Austin, Inc., a Texas corporation

Servico Market Center, Inc., a Texas corporation

Servico Houston, Inc., a Texas corporation

Servico Silver Spring, Inc., a Florida corporation

Servico Windsor, Inc., a Florida corporation (Canadian Guarantor)


                                    EXHIBIT H

                              CEDAR RAPIDS ESTOPPEL


                                    EXHIBIT I

                             [INTENTIONALLY OMITTED]


                                    EXHIBIT J

                                CLARION ESTOPPEL


                                    EXHIBIT K

                        Referred Ground Rent Calculation
                               (#57 -Omni Albany)

                                 LOAN AGREEMENT



                                     between



                   SECORE FINANCIAL CORPORATION, INDIVIDUALLY
             AND AS AGENT FOR ONE OR MORE CO-LENDERS AND SUCCESSORS,

                                     Lender



                           THE BORROWERS NAMED HEREIN

                                    Borrowers


                                       and


                              SERVICO WINDSOR, INC.
                               CANADIAN GUARANTOR



                        Dated: as of _________ ___, 1998







                                TABLE OF CONTENTS

                                                                    Section Page

1.      Defined Terms                                                      1
2.      Payment of Debt; Incorporation of Covenants, Conditions
           and Agreements                                                  10
3.      Warranty of Title                                                  10

4.      Insurance                                                          11
5.      Payment of Taxes                                                   15
6.      Tax, Insurance and Ground Rent Escrow Fund                         15
7.      FF&E Replacement Reserve; Repair Escrow                            17
8.      Condemnation                                                       24
9.      Leases and Rents                                                   26
10.     Representations Concerning Loan                                    27
11.     Single Purpose Entity; Authorization                               32
12.     Maintenance of Mortgaged Property                                  35
13.     Transfer or Encumbrance of the Mortgaged Property                  35
14.     Estoppel Certificates; Affidavits                                  38
15.     Changes in the Laws Regarding Taxation                             38
16.     No Credits on Account of the Debt                                  39
17.     Documentary Stamps                                                 39
18.     Controlling Agreement                                              39
19.     Books and Records                                                  39
20.     Performance of Other Agreements                                    43
21.     Further Assurances; Right to Split the Loan                        43
22.     Recording of Mortgage                                              44
23.     Reporting Requirements                                             44
24.     Events of Default                                                  44
25.     Late Payment Charge; Servicing Fees                                47
26.     Right to Cure Defaults                                             47
27.     Remedies                                                           48
28.     Right of Entry                                                     50
29.     Security Agreement                                                 50
30.     Actions and Proceedings                                            51
31.     Waiver of Setoff and Counterclaim                                  51
32.     Contest of Certain Claims                                          51
33.     Recovery of Sums Required to Be Paid                               52
34.     Marshalling and Other Matters                                      52
35.     Intentionally Omitted                                              52
36.     Intentionally Omitted                                              52
37.     Intentionally Omitted                                              52
38.     Management of the Hotel                                            53
39.     Handicapped Access                                                 55
40.     ERISA                                                              55
41.     Indemnification                                                    56
42.     Notice                                                             57
43.     Authority                                                          57
44.     Waiver of Notice                                                   57
45.     Remedies of Borrower                                               57
46.     Sole Discretion of Lender                                          58
47.     Non-Waiver                                                         58
48.     No Oral Change                                                     58
49.     Liability                                                          58
50.     Inapplicable Provisions                                            58
51.     Section Headings                                                   58
52.     Counterparts                                                       59

53.     Certain Definitions                                                59
54.     Homestead                                                          59
55.     Assignments                                                        59
56.     Intentionally Omitted                                              59
57.     Agent for Receipt of Process                                       59
58.     Service of Process                                                 60
59.     WAIVER OF JURY TRIAL                                               60
60.     CHOICE OF LAW                                                      60
61.     Property Releases                                                  60
62.     Intentionally Omitted                                              64
63.     Intentionally Omitted                                              64
64.     Required Repairs; Required Repair Funds                            64
65.     Special Condominium Rider.                                         67
66.     Lock-box Account                                                   70
67.     Ground Leases                                                      73
68.     Contribution                                                       73
69.     Recourse.                                                          74
70.     Confidentiality.                                                   74
71.     Syndication.                                                       75
72.     Special Covenants Relating to Property Nos. 30                     80
73.     Special Covenant Relating to Property Nos. 13 and 57 on Schedule A
        (West Palm Beach and Albany Omni Hotels)                           82
74.     Special Canadian Provision.                                        83